UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Aramark

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Notice of 2020 Annual Meeting of Shareholders And Proxy Statement Aramark

2020 Annual Meeting of Shareholders Wednesday, January 29, 2020 at 10:00 AM EST The Rittenhouse Hotel 210 W. Rittenhouse Square, Philadelphia, PA 19103

Letter from Our Chairman

Dear Fellow Shareholders,

2019 has been a year of progress for Aramark that included solid revenue growth, higher earnings, greater procurement scale and strong free cash flow that drove increased financial flexibility. The Board has taken a number of actions to invigorate the Company’s culture and position Aramark to unlock the future economic potential of the business. We are committed to creating sustainable shareholder value through execution against a focused strategy, prudent risk management, robust succession planning, sound corporate governance, effective executive compensation programs, and environmental and social responsibility initiatives. Below we highlight a few areas of particular significance.

New Leadership

The Board recently appointed industry veteran John Zillmer as Chief Executive Officer and a member of the Board of Directors. John has a proven track record of driving market-leading business results, including 23 years of prior experience at Aramark. Following his initial tenure at Aramark, John served as Chairman and CEO of Allied Waste Industries, where his transformation of the company became an industry benchmark, and as Chairman and CEO at Univar, where he advanced corporate culture and drove substantial operational improvements. The Board is excited to welcome John back to the Company and to work closely with him as Aramark charts a dynamic path forward.

Board Composition

As part of our evolution of the Board, we appointed four new independent directors: Susan Cameron, former Chairman and CEO of Reynolds American Inc.; Paul Hilal, founder and CEO of Mantle Ridge LP; Karen King, former Executive Vice President and Chief Field Officer of McDonald’s Corporation; and Art Winkleblack, former Executive Vice President and Chief Financial Officer of H.J. Heinz Company. An additional independent director, Greg Creed, Chief Executive Officer of Yum! Brands, will stand for election at our upcoming Annual Meeting.

These new directors join our existing directors who bring a range of skills and industry experience, including demonstrated expertise in driving transformational cultural change and organic operating performance in their respective leadership positions.

As part of our leadership framework, I assumed the role of independent Chairman of the Board. In addition, Paul Hilal, Aramark’s largest shareholder, now serves as Vice Chairman, with considerable experience as an owner-steward.

I would like to thank the recently retired directors for their many contributions and years of dedicated service to the Company.

Say-on-Pay

The arrival of a new CEO has provided an opportunity to address shareholder feedback on CEO pay. To this end, the compensation package for the CEO recognizes an appropriate level of pay consistent with market competitive practices, while retaining strong pay for performance alignment and elements of our overall compensation program. We have also addressed other aspects of our compensation program applicable to all of our named executive officers, as detailed in this proxy statement.

Sustainability Plan

Our new sustainability plan, Be Well. Do Well., accelerates our sustainability efforts and centers on positively impacting both people and planet. As part of this strategy, we identified priorities that align with our business objectives, with a focus on efforts to help people and our planet, as we serve the Company’s client partners, employees, shareholders and other stakeholders.

Employee engagement is a priority of our plan, as we advance our diverse and inclusive culture. In 2019, we introduced programs that benefit our employees, including targeted wage increases, expanding training and development, and scholarships for our employees and their children.

Well Positioned for the Future

The Board, Leadership Team and I firmly believe that now is the time to pursue a more accelerated revenue growth strategy, while balancing other important financial drivers of the business. We are confident that our plan will propel future success and deliver meaningful value for all stakeholders.

It is a privilege to serve as your Chairman and I greatly value your support of Aramark. On behalf of my fellow directors, we look forward to updating you on the Company’s progress in the coming year.

Sincerely,

Stephen I. Sadove

Chairman of the Board

A Message from Our Chief Executive Officer

Dear Fellow Shareholders,

I want to thank Steve Sadove and the Board for the opportunity to return to Aramark, a company where I spent 23 years earlier in my career, and a company that I have always greatly admired and respected. While market trends and dynamics have changed considerably since I was Global President of Aramark’s Food & Support Services, one constant remains – the extraordinary pride of the Aramark associates who passionately serve our valued business partners and customers every day. This entrepreneurial spirit is what brought me back to Aramark at such an exciting time in our 80+ year history.

I applaud the organization for tripling procurement scale, growing the portfolio, and strengthening the balance sheet. While still early in my time back with the Company, I am confident there is substantial opportunity to move the business forward and create significant value for all of our stakeholders.

My immediate priority is to nurture a hospitality culture that solidifies the foundation for our accelerated growth strategies. This means a renewed commitment to engaging and supporting our diverse employee base; sharpening our focus on quality and innovation; and operating with integrity, day in and day out.

I greatly appreciate the honor to lead this iconic company and look forward to charting Aramark’s future success with our valued team members and partners.

Sincerely,

John Zillmer

Board of Directors

Left to Right:

Art Winkleblack, Daniel J. Heinrich, Susan Cameron, Paul Hilal, John Zillmer, Stephen I. Sadove, Irene Esteves, Calvin Darden, Karen King, Richard W. Dreiling

Notice of 2020 Annual Meeting of Shareholders

DATE AND TIME:

Wednesday, January 29, 2020 at 10:00 am (Eastern Standard Time)

PLACE:

The Rittenhouse Hotel, 210 W. Rittenhouse Square, Philadelphia, PA 19103

ITEMS OF BUSINESS:

PROPOSAL 1.	To elect the 11 director nominees listed in the proxy statement to serve until the 2021 annual meeting of shareholders and until their respective successors have been duly elected and qualified;
PROPOSAL 2.	To consider and vote upon a proposal to ratify the appointment of KPMG LLP as Aramark’s independent registered public accounting firm for the fiscal year ending October 2, 2020;
PROPOSAL 3.	To hold a non-binding advisory vote on executive compensation;
PROPOSAL 4.	To approve the Company’s Second Amended and Restated 2013 Stock Incentive Plan; and
PROPOSAL 5.

To approve the Company’s Second Amended and Restated Certificate of Incorporation to permit the holders of at least fifteen percent (15%) of the Company’s outstanding shares of common stock to call special meetings of shareholders for any purpose permissible under applicable law and to delete certain obsolete provisions.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE:

The Board of Directors has fixed December 9, 2019 as the record date for the meeting. This means that only shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

HOW TO VOTE:

Shareholders of record can vote their shares by using the Internet or the telephone or by attending the meeting in person and voting by ballot. Instructions for voting by using the Internet or the telephone are set forth in the Notice of Internet Availability that has been provided to you. Shareholders of record who received a paper copy of the proxy materials also may vote their shares by marking their votes on the proxy card provided, signing and dating it, and mailing it in the envelope provided, or by attending the meeting in person and voting by ballot.

By Order of the Board of Directors,

Harold B. Dichter
Secretary

December     , 2019

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement, which is first being sent or made available to shareholders on or about December    , 2019. You should read the entire proxy statement carefully before voting. For more information regarding the Company’s 2019 performance, please review Aramark’s Annual Report.

VOTING MATTERS AND BOARD RECOMMENDATIONS

Proposal	Board’s Recommendation
Proposal 1. Election of 11 Director Nominees (page 3)	FOR Each Director Nominee
Proposal 2. Ratification of KPMG LLP as Independent Registered Public Accounting Firm for 2020 (page 23)	FOR
Proposal 3. Advisory Approval of Executive Compensation (page 26)	FOR
Proposal 4. Approval of Company Second Amended and Restated 2013 Stock Incentive Plan (page 74)	FOR

Proposal 5. Approval of Company Second Amended and Restated Certificate of Incorporation to permit holders of at least fifteen percent (15%) of the Company’s outstanding shares of common stock to call special meetings of shareholders for any purpose permissible under applicable law and to delete certain obsolete provisions (page 83)

FOR

2020 ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	Wednesday, January 29, 2020 at 10:00 am EST

Record Date:	December 9, 2019

Place:	The Rittenhouse Hotel, 210 W. Rittenhouse Square, Philadelphia, PA 19103

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Corporate Governance Matters

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

PROPOSAL SUMMARY

What Are You Voting On?

We are asking our shareholders to elect 11 director nominees listed below to serve on the Board for a one-year term. Information about the Board and each director nominee is included in this section.

Voting Recommendation

The Board recommends that you vote “FOR” each director nominee listed below. After consideration of the individual qualifications, skills and experience of each of our director nominees and his or her prior contributions to the Board, if applicable, it believes a Board composed of the 11 director nominees would be well-balanced and effective.

The Board, upon recommendation from the Nominating and Corporate Governance Committee (the “Nominating Committee”), has nominated 11 directors for election at the Annual Meeting. Each of the directors elected at the annual meeting will hold office until the annual meeting of shareholders to be held in 2021 or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, removal or disqualification.

Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” each of the director nominees presented below. If, at the time of the meeting, one or more of the director nominees has become unavailable to serve, shares represented by proxies will be voted for the remaining director nominees and for any substitute director nominee or nominees designated by the Board of Directors, unless the size of the Board is reduced. The Board knows of no reason why any of the director nominees will be unavailable or unable to serve. Proxies cannot be voted for a greater number of persons than the director nominees listed.

The Board of Directors recommends a vote "FOR" each nominee for director

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OVERVIEW OF OUR DIRECTOR NOMINEES

Each of our 11 nominees has extensive leadership experience and relevant expertise and except for Mr. Creed, currently serves as a director for the Company. The Board undergoes an annual self-assessment and review to ensure that it has a balanced mix of skills and attributes to best oversee our business.

Director	Age	Background	Current Committee Memberships
Susan M. Cameron	61	Former Chairman and Chief Executive Officer, Reynolds American Inc.	Compensation and Human Resources Nominating and Corporate Governance
Greg Creed	62	Chief Executive Officer, Yum! Brands, Inc.	None, New Director Nominee
Calvin Darden	69	Former Senior Vice President, U.S. Operations, United Parcel Service, Inc.	Audit and Corporate Practices Finance
Richard W. Dreiling	66	Former Chairman and Chief Executive Officer, Dollar General Corporation	Compensation and Human Resources Nominating and Corporate Governance
Irene M. Esteves	60	Former Chief Financial Officer, Time Warner Cable Inc.	Audit and Corporate Practices Finance
Daniel J. Heinrich	63	Former Executive Vice President and Chief Financial Officer, The Clorox Company	Audit and Corporate Practices Finance
Paul C. Hilal	53	Founder and Chief Executive Officer, Mantle Ridge LP	Compensation and Human Resources Nominating and Corporate Governance
Karen M. King	63	Former Executive Vice President, Chief Field Officer, McDonald’s Corp.	Audit and Corporate Practices Finance
Stephen I. Sadove	68	Former Chairman and Chief Executive Officer, Saks Incorporated	Compensation and Human Resources Nominating and Corporate Governance
Arthur B. Winkleblack	62	Former Executive Vice President and Chief Financial Officer, H.J. Heinz Company	Audit and Corporate Practices Nominating and Corporate Governance
John J. Zillmer	64	Chief Executive Officer, Aramark	None

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DIRECTOR NOMINEES

The following information describes certain information regarding our director nominees as of December 9, 2019.

Director Nominee Composition

TENURE70-3 years2 4-6 years 2 7 + years 2yrs. Average Tenure 40%Diversity 3 Women / 2 Ethnically Diverse

Director Nominee Skills, Experience, and Background

The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board and, in conjunction with the Board’s refreshment process described below, has recently re-evaluated these skills and qualifications to better align with the Company’s strategic vision, and business and operations. The following is a description of some of these skills, experience, and background:

Strategic Leadership Experience driving strategic direction and growth of an organization Industry Background Knowledge of or experience in one or more of the Companys specific industries (e.g., food, facilities management, and uniform services) Financial Acumen & Expertise Experience or expertise in financial accounting and reporting or the financial management of a major organization Senior Management Leadership Experience serving in a senior leadership role of a major organization (e.g., Chief Financial Officer, General Counsel, President, or Division Head) CEO Leadership Experience serving as the Chief Executive Officer of a major organization Operations Management Expertise Experience or expertise in managing the operations of a business or major organization Public Company Board Service Experience as a board member of another publicly-traded company Corporate Finance & M&A Experience Experience in corporate lending or borrowing, capital markets transactions, significant mergers or acquisitons, private equity, or investment banking Technology Background or Expertise Experience or expertise in information technology or the use of digital media or technology to facilitate business objectives International Experience Experience doing business internationally

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The following is a summary of some of the skills, experience, and background that our director nominees bring to the Board:

SKILLS, EXPERIENCE AND BACKGROUND STRATEGIC LEADERSHIP 100% CORPORATE FINANCE & M&A EXPERIENCE 73% SENIOR MANAGEMENT LEADERSHIP 100% INTERNATIONAL EXPERIENCE 45% TECHNOLOGY BACKGROUND OR EXPERTISE 18% FINANCIAL ACUMEN & EXPERTISE 64% PUBLIC COMPANY BOARD SERVICE 91% INDUSTRY BACKGROUND 27% CEO LEADERSHIP 55% OPERATIONS MANAGEMENT EXPERTISE 73%

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Susan M. Cameron Director since: 2019 Age: 61 Former Chairman and Chief Executive Officer, Reynolds American Inc. Biography: Susan M. Cameron most recently served as the Non-Executive Chairman of Reynolds American Inc. from May 2017 to July 2017, its Executive Chairman from January 2017 to May 2017, and its President and Chief Executive Officer and member of the board of directors from 2014 to December 2016 and 2004 to 2011. Prior to that, Ms. Cameron held various marketing, management and executive positions at Brown & Williamson Tobacco Corporation, a U.S. tobacco company. She currently serves as a director of nVent Electric plc and Tupperware Brands Corporation. Ms. Cameron previously served as a director of Reynolds American Inc., and R.R. Donnelley & Sons Company. Skills & Qualifications: Ms. Cameron's experience as a public company CEO, her experience on the boards of other public companies and her considerable experience in the marketing for international name-brand consumer products companies enable her to provide key leadership and strategic perspectives to the Board. Experience Highlights: CEO Leadership, Public Company Board Service, Senior Management Leadership, Corporate Finance & M&A Expertise, Strategic Leadership Independent Director Aramark Committees: Compensation & Human Resources (Chair); Nominating & Corporate Governance Other Public Boards: Tupperware Brands Corporation, nVent Electric plc

Greg Creed Director since: New Nominee Age: 62 Chief Executive Officer, Yum! Brands, Inc. Biography: Greg Creed has been the Chief Executive Officer of Yum! Brands, Inc. since 2015 and will retire as Chief Executive Officer effective January 1, 2020. He served as Chief Executive Officer of Taco Bell Division from 2011 to 2014, and as President and Chief Concept Officer of Taco Bell U.S. from 2007 to 2011 after holding various other positions with the company since 1994. Mr. Creed currently serves as a director of Yum! Brands, Inc. and Whirlpool Corporation. He previously served as a director of International Game Technology. Skills & Qualifications: Mr. Creed's expertise as a public company CEO for a leading global operator of quick service restaurants will allow him to contribute key insights and strategic leadership to the Board. His international experience will also be very valuable to the Board. Experience Highlights: CEO Leadership, Public Company Board Service, Industry Background, Senior Management Leadership, Strategic Leadership, International Experiance Independent Director Aramark Committees: New Nominee Other Public Boards: Yum! Brands, Inc., Whirlpool Corporation

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Experience Highlights: Operations Management Expertise, Senior Management Leadership, Strategic Leadership, Public Company Board Service Independent Director Aramark Committees: Audit & Corporate Practices; Finance Other Public Boards: Cardinal Health, Inc., Target Corporation Calvin Darden Director since: 2018 Age: 69 Former Senior Vice President, U.S. Operations, United Parcel Service, Inc. Biography: Calvin Darden most recently served as the Chief Executive Officer and Chairman of Darden Petroleum & Energy Solutions. LLC, a national distributor and regional provider of refined petroleum products and bio fuels founded by Mr. Darden in 2015. From 1995 to 2005, Mr. Darden served as Senior Vice President, U.S. Operations of United Parcel Service, Inc. Mr. Darden had a 33-year career with UPS where he served in a variety of senior leadership roles. Mr. Darden currently serves as a director of Target Corporation and Cardinal Health, Inc. Mr. Darden served on the board of directors of Coca-Cola Enterprises, Inc. (now known as Coca-Cola European Partners Plc) from 2004 to 2016. Skills & Qualifications: Mr. Darden's expertise in supply chain networks, logistics and other operational matters is highly valuable to the Board. In addition. Mr. Darden's senior management experience for many years in a high-headcount business with a significant customer service element provides important insights to the Board. Mr. Darden's service on a number of public company boards is also valuable to the Board as it relates to governance and similar matters.

Experience Highlights: CEO Leadership - Former, Strategic Leadership, Operations Management Expertise, Public Company Board Service Independent Director Aramark Committees: Compensation & Human Resources; Nominating & Corporate Governance Other Public Boards: Kellogg Company, Lowe's Companies, Inc., PulteGroup, Inc. Richard W. Dreiling Director since: 2016 Age: 66 Former Chairman and Chief Executive Officer, Dollar General Corporation Biography: Richard Dreiling is the former Chairman and Chief Executive Officer of Dollar General Corporation, serving as Chief Executive Officer from January 2008 until June 2015 and Chairman of the board of directors from December 2008 until January 2016. Before joining Dollar General, Mr. Dreiling served as Chief Executive Officer, President and a director of Duane Reade Holdings, Inc. and Duane Reade Inc., from November 2005 until January 2008, and as Chairman of the Board of Duane Reade from March 2007 until January 2008. Prior to that, Mr. Dreiling, beginning in March 2005, served as Executive Vice President - Chief Operating Officer of Longs Drug Stores Corporation, an operator of a chain of retail drug stores on the West Coast and Hawaii, after having joined Longs in July 2003 as Executive Vice President and Chief Operations Officer. From 2000 to 2003, Mr. Dreiling served as Executive Vice President - Marketing, Manufacturing and Distribution at Safeway, Inc. Prior to that, Mr. Dreiling served from 1998 to 2000 as President of Vons, a southern California food and drug division of Safeway. Mr. Dreiling is a director of Kellogg Company, Lowe's Companies, Inc., and PulteGroup, Inc. Skills & Qualifications: Mr. Dreiling's over 40 years of retail industry experience at all operating levels has added significant value to the Board. Mr. Dreiling has served as Chief Executive Officer of a large public company and brings to the Board very valuable insight and leadership attributes as a result of that experience.

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Irene M. Esteves Director since: 2015 Age: 60 Former Chief Financial Officer, Time Warner Cable Inc. Biography: Irene M. Esteves most recently served as Chief Financial Officer of Time Warner Cable Inc. from July 2011 to May 2013. She previously served as Executive Vice President and Chief Financial Officer of XL Group plc. Prior to that, Ms. Esteves was Senior Vice President and Chief Financial Officer of Regions Financial Corporation. She currently serves as a director of KKR Real Estate Finance Trust Inc., R.R. Donnelley & Sons Company, and Spirit AeroSystems Holdings Inc. and previously served as a director of Level 3 Communications, Inc. and tw telecom inc. Skills & Qualifications: Ms. Esteves' experience as a public company CFO and her over 20 years of experience overseeing global finance, risk management, and corporate strategy for U.S. and multi-national companies make her well qualified to serve on the Board. The Board has determined Ms. Esteves to be an audit committee financial expert and her accounting experience and skills are important to the Company. Experience Highlights: Senior Management Leadership, Financial Acumen & Expertise, Corporate Finance & M&A, Strategic Leadership Independent Director Aramark Committees: Audit & Corporate Practices; Finance (Chair) Other Public Boards: KKR Real Estate Finance Trust Inc., R.R. Donnelley & Sons Company, Spirit AeroSystems Holdings Inc.

Daniel J. Heinrich Director since: 2013 Age: 63 Former Executive Vice President and Chief Financial Officer, The Clorox Company Biography: Daniel J. Heinrich most recently served as Executive Vice President and Chief Financial Officer at The Clorox Company from June 2009 to November 2011. He started with Clorox in 2001 as Vice President and Controller and served in that role until 2003. In 2003, he became Vice President and Chief Financial Officer and in 2009 he became Senior Vice President and Chief Financial Officer. Prior to joining Clorox, his roles included Senior Vice President and Treasurer of Transamerica Finance Corporation; Senior Vice President, Controller and Treasurer of Granite Management Company; Senior Vice President, Controller and Chief Accounting Officer of First Nationwide Bank; and as an accountant and then Senior Audit Manager at Ernst & Young LLP. Mr. Heinrich serves as a director of Edgewell Personal Care, Inc. (formerly Energizer Holdings, Inc.), Ball Corporation, and privately-held E. & J. Gallo Winery. He previously served as a director of Advanced Medical Optics and privately-held G3 Enterprises, Inc. Skills & Qualifications: The Board greatly values Mr. Heinrich's extensive financial and business background and his tenure as a public company CFO. The Board has determined Mr. Heinrich to be an audit committee financial expert and his accounting experience and skills are important to the Company. In addition, Mr. Heinrich brings to the Board significant experience on information technology issues. Experience Highlights: Senior Management Leadership, Financial Acumen & Expertise, Corporate Finance & M&A, Public Company Board Service Independent Director Aramark Committees: Audit & Corporate Practices (Chair); Finance Other Public Boards: Edgewell Personal Care, Inc., Ball Corporation

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Experience Highlights: Strategic Leadership, Public Company Board Service, Financial Acumen & Expertise, Senior Management Leadership Independent Director Aramark Committees: Compensation & Human Resources; Nominating & Corporate Governance Other Public Boards: CSX Corproation Paul C. Hilal Director since: 2019 Age: 53 Founder and Chief Executive Officer, Mantle Ridge LP Biography: Paul C. Hilal is the Founder and Chief Executive Officer of Mantle Ridge LP. Prior to founding Mantle Ridge, Mr. Hilal was a Partner and Senior Investment Professional at Pershing Square Capital Management from 2006 to 2016. He serves as Vice Chairman on the board of directors of CSX Corporation. Mr. Hilal was formerly on the boards of three other public companies, including Canadian Pacific Railway Limited, where he chaired the Compensation Committee; Ceridan Corporation; and WorldTalk Communications, where he served as Chairman of the Board. Skills & Qualifications: Mr. Hilal's experience as a value investor, capital allocator, and engaged steward during corporate transformations, provides the Board with valuable financial acumen and experience. In addition, Mr. Hilal's experience on the boards of a number of public companies allows him to provide a key strategic perspective to the Board.

Experience Highlights: Senior Management Leadership, Strategic Leadership, Operations Management Expertise, Human Resources Experience Independent Director Aramark Committees: Audit & Corporate Practices; Finance Other Public Boards: None Karen M. King Director since: 2019 Age: 63 Former Executive Vice President, Chief Field Officer, McDonald's Corp. Biography: Karen M. King is the former Executive Vice President, Chief Field Officer of McDonald's Corp. from 2015 to 2016. Prior to that, Ms. King held various management and executive positions at McDonald's Corp. since 1994, including having served as its Chief People Officer, President, East Division, Vice-President, Strategy and Business Development and General Manager and Vice President, Florida Region, among others. Skills & Qualifications: Ms. King's substantial experience and expertise in field operations and talent development for a high head count business in the quick service food industry provides the Board with key insights and perspective on operations, consumer focused marketing and service delivery.

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Experience Highlights: CEO Leadership - Former, Operations Management Expertise, Strategic Leadership, Public Company Board Service Independent Director Aramark Committees: Compensation & Human Resources; Nominating & Corporate Governance Other Public Boards: Colgate- Palmolive, Company, Park Hotels & Resorts Inc., Movado Group, Inc. Stephen I. Sadove Director since: 2013 Age: 68 Former Chairman and Chief Executive Officer, Saks Incorporated Biography: Stephen I. Sadove is currently head of Stephen Sadove & Associates and a founding partner of JW Levin Partners. He served as Chief Executive Officer of Saks Incorporated from 2006 until November 2013 and Chairman and CEO from May 2007 until November 2013. He was Chief Operating Officer of Saks from 2004 to 2006. Prior to joining Saks in 2002, Mr. Sadove was with Bristol-Myers Squibb Company from 1991 to 2002, first as President, Clairol from 1991 to 1996, then President, Worldwide Beauty Care from 1996 to 1997, then President, Worldwide Beauty Care and Nutritionals from 1997 to 1998, and finally, Senior Vice President and President, Worldwide Beauty Care. He was employed by General Foods Corporation from 1975 to 1991 in various managerial roles, most recently as Executive Vice President and General Manager, Desserts Division from 1989 until 1991. Mr. Sadove currently serves as a director of Colgate-Palmolive Company, Park Hotels & Resorts Inc., and Movado Group, Inc. and previously served as director of Ruby Tuesday, Inc., J.C. Penney Company, Inc. and privately-held Buy It Mobility. Skills & Qualifications: Mr. Sadove's extensive knowledge of financial and operational matters in the retail industry, including technology matters, and his experience as a public company Chief Executive Officer are highly valuable to the Board. In addition, Mr. Sadove's service on a number of public company boards provides important insights to the Board on governance and similar matters.

Experience Highlights: Senior Management Leadership, Financial Acumen & Expertise, Corporate Finance & M&A, Strategic Leadership, Public Company Board Service Independent Director Aramark Committees: Audit & Corporate Practices; Nominating & Corporate Governance (Chair) Other Public Boards: The Wendy's Company, Performance Food Group Company, Inc., Church & Dwight Co., Inc. Arthur B. Winkleblack Director since: 2019 Age: 62 Former Executive Vice President and Chief Financial Officer, H.J. Heinz Company Biography: Arthur B. Winkleblack most recently provided financial, strategic planning and capital markets consulting services for Ritchie Bros. Auctioneers, where he has served as Senior Advisor to the CEO from 2014 to 2019. From 2002 to 2013, he served as Executive Vice President and Chief Financial Officer of H.J. Heinz Company. From 1999 to 2001, Mr. Winkleblack worked at Indigo Capital as Acting Chief Operating Officer of Perform.com and Chief Executive Officer of Freeride.com. Prior to that, he served as Executive Vice President and Chief Financial Officer of C. Dean Metropoulos Group from 1998 to 1999, as Vice President and Chief Financial Officer of Six Flags Entertainment Corporation from 1996 to 1998 and as Vice President and Chief Financial Officer of Commercial Avionics Systems, a division of AlliedSignal, Inc., from 1994 to 1996. Previously, he held various finance, strategy and business planning roles at PepsiCo, Inc. from 1982 to 1994. Mr. Winkleblack currently serves as a director of The Wendy's Company, Performance Food Group (PFG) Company, Inc. and Church & Dwight Co., Inc. He previously served as a director of RTI International Metals. Skills & Qualifications: Ms. Winkleblack's experience as a public company CFO enables him to provide key financial and accounting related insight to the Board as well as a strategic business perspective. The Board has determined Mr. Winkleblack to be an audit committee financial expert and his accounting experience and skills are important to the Company.

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Experience Highlights: CEO Leadership, Strategic Leadership, Operations, Management Expertise, Public Company Board Service Aramark Committees: None Other Public Boards: CSX Corporation, Veritiv Corporation, Ecolab, Inc. John J. Zillmer Director since: 2019 Age: 64 Chief Executive Officer, Aramark Biography: John J. Zillmer has been our Chief Executive Officer ("CEO") since October 2019. Prior to joining us, Mr. Zillmer served as Chief Executive Officer and Executive Chairman of Univar from 2009 until 2012. Prior to that, Mr. Zillmer served as Chairman and Chief Executive Officer of Allied Waste Industries from 2005 to 2008 and various positions at Aramark, including Vice President of Operating Systems, Regional Vice President, Area Vice President, Executive Vice President Business Dining Services, President of Business Services Group, President of International and President of Global Food and Support Services, from 1986 to 2005. Mr. Zillmer serves on the board of directors as Non-Executive Chairman of CSX Corporation, as well as board of directors of Veritiv Corporation and Ecolab, Inc. Mr. Zillmer was formerly on the board of directors of Performance Food Group (PFG) Company, Inc. and Reynolds American Inc. Skills & Qualifications: Having served as our CEO since October 2019 and with over 30 years of experience in the managed food and services hospitality industry, including 23 years with Aramark, Mr. Zillmer's extensive knowledge of the Company and the industries in which it is engaged are invaluable to the Board. In addition, Mr. Zillmer's experience prior to joining Aramark as a Chief Executive Officer of two public companies provides key leadership experience and perspective and is greatly valued by the Board.

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CORPORATE GOVERNANCE

Recent Developments

On October 6, 2019, the Company entered into a Stewardship Framework Agreement (the “Stewardship Framework Agreement”) with MR BridgeStone Advisor LLC (“Mantle Ridge”), on behalf of itself and its affiliated funds (such funds, together with Mantle Ridge, collectively, the “Mantle Ridge Group”), which have a combined beneficial ownership interest in approximately 9.7% of the Company’s outstanding shares of common stock and an additional economic interest of approximately 10%. Pursuant to the Stewardship Framework Agreement, former directors of the company, Mr. Pierre-Olivier Beckers-Vieujant, Ms. Lisa Bisaccia, Ms. Patricia B. Morrison and Mr. John A. Quelch each resigned from the Board of Directors and each of Messrs. Zillmer, Hilal and Winkleblack and Mses. Cameron and King were elected to the Board, and they and Mr. Creed are nominated for election to the Board at the 2020 Annual Meeting pursuant to the Stewardship Framework Agreement. Pursuant to the Stewardship Framework Agreement, Mr. Hilal was also appointed Vice Chairman of the Board.

Pursuant to the Stewardship Framework Agreement, the Company agreed to limit the size of the Board to eleven directors until the end of the Company’s fiscal year ending September 30, 2022, agreed to permit Mr. Hilal to designate himself or another individual to be appointed to the Board during the term of the Stewardship Framework Agreement, and also agreed to include for consideration by the Company’s shareholders at the 2020 annual meeting a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to permit shareholders of at least 15% of the outstanding shares of common stock to call a special meeting of shareholders.

Board Structure and Leadership

The Board manages or directs the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and four standing committees: the Audit and Corporate Practices Committee (the “Audit Committee”), the Compensation and Human Resources Committee (the “Compensation Committee”), the Nominating and Corporate Governance Committee (the “Nominating Committee”) and the Finance Committee. The Board is currently led by Mr. Sadove, our Chairman and Mr. Hilal, our Vice Chairman.

The Board, upon the recommendation of the Nominating Committee, has determined that, at this time, having a separate Chairman and Chief Executive Officer is the best board organization for Aramark. 10 of the 11 Board nominees, if elected, will be independent directors. The Board’s committees are composed solely of, and chaired by, independent directors. Our independent directors meet at each regularly scheduled Board meeting in separate executive sessions, without Mr. Zillmer present, chaired by the Chairman.

Aramark’s strong Board, with an independent Chairman and Vice Chairman and independent committee chairs, ensures that the Board, and not the Chief Executive Officer alone, determines the Board’s areas of focus.

Director Independence and Independence Determinations

Under our Corporate Governance Guidelines and NYSE rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries.

The Board has established guidelines of director independence to assist it in making independence determinations, which conform to the independence requirements in the NYSE listing standards. In addition to applying these guidelines, which are set forth in our Corporate Governance Guidelines (which may be found on the Corporate Governance page of the Investor Relations section on our website at www.aramark.com), the Board will consider all relevant facts and circumstances in making an independence determination. Our Corporate Governance Guidelines provide that none of the following relationships will disqualify any director or nominee from being considered “independent” and such relationships will be deemed to be an immaterial relationship with Aramark:

•	A director’s or a director’s immediate family member’s ownership of five percent or less of the equity of an organization that has a relationship with Aramark;

•

A director’s service as an executive officer or director of or employment by, or a director’s immediate family member’s service as an executive officer of, a company that makes payments to or receives payments from Aramark for property or services in an amount which, in any fiscal year, is less than the greater of $1 million or two percent of such other company’s consolidated gross revenues; or

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•

A director’s service as an executive officer of a charitable organization that received annual contributions from Aramark and its Foundation that have not exceeded the greater of $1 million or two percent of the charitable organization’s annual gross revenues (Aramark’s automatic matching of employee contributions will not be included in the amount of Aramark’s contributions for this purpose).

The policy of the Board is to review the independence of all directors at least annually. Earlier in fiscal 2019, the Nominating Committee and Board evaluated the independence of each of Messrs. Beckers-Vieujant, Darden, Dreiling, Heinrich, Mehra, Sadove and Ms. Bisaccia, Ms. Esteves and Ms. Morrison and determined that each of them was independent under the guidelines for director independence set forth in our Corporate Governance Guidelines and for purposes of applicable NYSE standards. In connection with the Stewardship Framework Agreement, the Nominating Committee and the Board evaluated the independence of the new directors elected to the Board in October 2019 as well as Mr. Creed, a new nominee for election at the Annual Meeting. In addition, following the end of fiscal 2019 the Nominating Committee undertook its annual review of director independence and made a recommendation to the Board of Directors regarding director independence. In making both independence determinations, the Nominating Committee and the Board considered various transactions and relationships between Aramark and the directors or nominees or between Aramark and certain entities affiliated with a director or nominee. The Nominating Committee and the Board considered that Mr. Creed will be employed until December 31, 2019 by an organization that does business with Aramark, where such transactional relationship was for the purchase or sale of goods and services in the ordinary course of Aramark’s business, and the amount received by Aramark or such company in each of the previous three years did not exceed the greater of $1 million and 1% of either Aramark’s or such organization’s consolidated gross revenues. As a result of this review, the Board affirmatively determined that each of Messrs. Creed, Darden, Dreiling, Heinrich, Hilal, Sadove and Winkleblack, and Mses. Cameron, Esteves and King is independent under the guidelines for director independence set forth in our Corporate Governance Guidelines and for purposes of applicable NYSE standards. In addition, at the committee level, the Board has also determined that each member of the Audit Committee is “independent” for purposes of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and each member of the Compensation Committee is independent for purposes of applicable NYSE standards.

Board Assessment

The Board is focused on enhancing its performance through a rigorous assessment process of the effectiveness of the Board and its committees in order to increase shareholder value. We have designed our Board evaluation process to solicit input and perspective from all of our directors on various matters, including:

•	the effectiveness of the Board and its operations;

•	the Board’s leadership structure;

•	board composition, including the directors’ capabilities, experiences and knowledge;

•	the quality of Board interactions; and

•	the effectiveness of the Board’s committees.

As set forth in its charter, the Nominating Committee oversees the Board and committee evaluation process. Annually, the Chairman, the Vice Chairman and the Nominating Committee will determine the appropriate form of evaluation and consider the design of the process to ensure it is both meaningful and effective. In 2017, the Board initially engaged an independent third party to assist with the evaluation of the Board and the Audit, Compensation, Nominating and Finance Committees and intends to do so in the future from time to time. In 2018 and in 2019, prior to the execution of the Stewardship Framework Agreement, the Board conducted a self-evaluation process in which the Lead Director and CEO conducted interviews with the independent directors.

Board Committees and Meetings

The Board held 11 meetings during fiscal 2019. During fiscal 2019, each director attended at least 75% of the aggregate of all Board meetings and all meetings of committees on which he or she served, in each case with respect to the portion of fiscal 2019 that they each served. All Aramark directors standing for election are expected to attend the annual meeting of shareholders. All of the directors who were elected at the 2019 Annual Meeting attended the meeting.

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Each of our four standing committees operates under a written charter approved by the Board. The charters of each of our standing committees are available in the Investor Relations section of our website at www.aramark.com.

The current composition of each Board committee is set forth below:

Director	Audit Committee*	Compensation Committee	Finance Committee	Nominating Committee
John J. Zillmer
Susan M. Cameron		Chair		X
Calvin Darden	X		X
Richard W. Dreiling		X		X
Irene M. Esteves	X#@		Chair
Daniel J. Heinrich	Chair#		X
Paul C. Hilal, Vice Chairman		X		X
Karen M. King	X		X
Stephen I. Sadove, Chairman		X		X
Arthur B. Winkleblack	X#			Chair
Meetings in fiscal 2019	9	4	4	4

#	Qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K
*	All members of the Audit Committee are financially literate within the meaning of the NYSE listing standards
@

Ms. Esteves currently serves on the audit committee of three other public companies. The Board has determined that the simultaneous service by Ms. Esteves on the audit committee of three additional public companies would not impair her ability to effectively serve on the Audit and Corporate Practices Committee.

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Committee	Responsibilities
Audit and Corporate Practices Committee

•  Prepares the audit committee report required by the U.S. Securities and Exchange Commission (the “SEC”) to be included in our proxy statement

•  Assists the Board in overseeing and monitoring the quality and integrity of our financial statements

•  Oversees the Company’s management of enterprise risk and monitors our compliance with legal and regulatory requirements

•  Oversees the work of the internal auditors and the qualifications, independence, and performance of our independent registered public accounting firm

Compensation and Human Resources Committee

•  Sets our compensation program and compensation of our executive officers and recommends the compensation program for our directors

•  Monitors our incentive and equity-based compensation plans and reviews our contribution policy and practices for our retirement benefit plans

•  Prepares the compensation committee report required to be included in our proxy statement and annual report under the rules and regulations of the SEC

Nominating and Corporate Governance Committee

•  Identifies individuals qualified to become new members of the Board, consistent with criteria approved by the Board of Directors

•  Reviews the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of shareholders

•  Identifies Board members qualified to fill vacancies on any Board committee and recommends that the Board appoint the identified member or members to the applicable committee

•  Reviews and recommends to the Board applicable corporate governance guidelines

•  Oversees the evaluation of the Board and handles such other matters that are specifically delegated to the Committee by the Board from time to time

Finance Committee

•  Reviews our long-term business and financial strategies and plans

•  Reviews with management and recommends to the Board our overall financial plans, including operating budget, capital expenditures, acquisitions and divestitures, securities issuances, incurrences of debt and the performance of our retirement benefit plans and recommends to the Board specific transactions involving these matters

•  Approves certain financial commitments and acquisitions and divestitures by the Company up to specified levels

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Oversight of Risk Management

Aramark’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of Aramark’s risk management.

Our Audit Committee periodically reviews our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. In addition, our Audit Committee reviews risks related to compliance with ethical standards, including our Business Conduct Policy, the Company’s approach to enterprise risk management and operational risks, including those related to information security and system disruption. With respect to cybersecurity, the Audit Committee monitors Aramark’s cybersecurity risk profile, receives periodic updates from management on all matters related to cybersecurity and reports out to the full Board. Through its regular meetings with management, including the accounting, finance, legal, information technology and internal audit functions, our Audit Committee reviews and discusses the risks related to its areas of oversight and reports to the Board with regard to its review. Our Finance Committee focuses on financial risks associated with the Company’s capital structure and acquisitions and divestitures that the Company is considering. Our Compensation Committee oversees compensation-related risk management, as discussed further in this proxy statement under “Compensation Matters-Compensation Discussion and Analysis-Compensation Risk Disclosure.” Our Nominating Committee oversees risks associated with board structure and other corporate governance policies and practices. Our Finance, Compensation and Nominating Committees also regularly report their findings to the Board.

Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit, the Compensation, the Nominating and the Finance Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. In addition, the Board receives periodic detailed operating performance reviews from management. Our vice president of internal audit reports functionally and administratively to our chief financial officer and directly to the Audit Committee. We believe that the leadership structure of the Board provides appropriate risk oversight of our activities.

Sustainability

The Board oversees and supports Aramark’s sustainability goals. Aramark’s new sustainability plan, Be Well. Do Well., accelerates the Company’s sustainability efforts and centers on positively impacting both people and planet.

As part of this strategy, we identified priorities that align with our business objectives. Our approach is to foster growth and longevity and to create long-term stakeholder value by considering every dimension of how our Company operates – ethical, economic, and environmental. Through this plan, we strive to contribute to bettering our world by making a positive impact on people and the planet. This includes commitments to engage our employees; empower healthy consumers; support local communities; source ethically, inclusively and responsibly; operate efficiently; and to effectively manage food waste, packaging, emissions and other activities that could adversely impact the environment and planet.

We are fostering a culture of purpose. One that empowers employee volunteerism, addresses food insecurity in our communities, leverages plant-forward menus to improve health and minimize our environmental footprint and scales environmental commitments and social practices. Using these objectives as guideposts, we are focused on developing solutions, approaches and commitment that align with our mission. Our core beliefs guide behavior, influence strategy and help the Company look holistically at issues that mean the most to our stakeholders.

As a global company, we connect with millions of people every day. Our size and reach affords us the opportunity to influence purchase decisions, engage consumers and minimize environmental impacts in hundreds of locations and local communities around the world. We are focused on ensuring we are operating effectively, seeking new and innovative ways to enhance our practices, and offering our expertise to thousands of clients and consumers worldwide, while making a positive impact on people and planet.

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Management Succession Planning

The Board’s responsibilities include succession planning for the Chief Executive Officer and other executive officer positions. The Compensation Committee oversees the development and implementation of our succession plans. At least once annually, the Chief Executive Officer provides the Board with an assessment of senior managers and their potential to succeed to the position of Chief Executive Officer. This assessment will be developed in consultation with the Chairman and the Chair of the Compensation Committee. The Compensation Committee is also responsible for follow-up actions with respect to succession planning as may be delegated by the Board from time to time. High potential executives meet regularly with the members of the Board.

Executive Sessions

From time to time, and, consistent with our Corporate Governance Guidelines, at least semi-annually, the Board meets in executive session without members of management present. The Chairman presides at these executive sessions.

Code of Conduct

We have a Business Conduct Policy that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on the Investor Relations section of our website at www.aramark.com. Our Business Conduct Policy contains a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our Internet website.

Committee Charters and Corporate Governance Guidelines

The charters of the Compensation Committee, the Nominating Committee, the Audit Committee and the Finance Committee and our Corporate Governance Guidelines are available under the Investor Relations section of our website at www.aramark.com. Please note that all references to our website in this Proxy Statement are intended to be inactive textual references only.

Copies of our Business Conduct Policy, the charters of the Compensation Committee, the Nominating Committee, the Audit Committee and the Finance Committee and our Corporate Governance Guidelines also are available at no cost to any shareholder who requests them by writing or telephoning us at the following address or telephone number:

Aramark

2400 Market Street

Philadelphia, PA 19103

Attention: Investor Relations

Telephone: (215) 409-7287

Director Nomination Process

The Nominating Committee does not set specific, minimum qualifications that directors must meet in order for the Nominating Committee to recommend them to the Board. Rather, it believes that each director and director candidate should be evaluated based on his or her individual merits, taking into account Aramark’s needs and the composition of the Board. In nominating a slate of directors, the Nominating Committee’s objective is to select individuals with skills and experience that can be of assistance in operating our business. The Nominating Committee will consider candidates recommended by shareholders and all candidates are evaluated in the same manner regardless of who recommended such candidate for nomination. When reviewing the qualifications of potential director candidates, the Nominating Committee considers:

•

whether individual directors possess the following personal characteristics: integrity, education, accountability, business judgment, business experience, reputation and high performance standards, and

•

all other factors it considers appropriate, which may include accounting and financial expertise; industry knowledge; corporate governance background; executive compensation background; strategic leadership experience; senior management experience; prior public company board service; international experience or background; age, gender and ethnic and racial background; civic and community relationships; existing commitments to other businesses; potential conflicts of interest with other pursuits; legal considerations, such as antitrust issues; and the size, composition and combined expertise of the existing Board.

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The Board believes that, as a whole, it should strive to possess the following core competencies: accounting and finance, management, crisis response, industry knowledge, international leadership and strategy/vision, among others. While the Board does not have a formal policy with regard to diversity, the Nominating Committee and the Board strive to ensure that the Board is composed of individuals who together possess a breadth and depth of experience relevant to the Board’s oversight of Aramark’s business and strategy. The Company’s Corporate Governance Guidelines provide that, except as may be approved by the Nominating Committee, no person may serve as a non-employee director if he or she would be 75 years or older at the commencement of such term as a director.

Each of Messrs. Zillmer, Creed, Hilal and Winkleblack and Mses. Cameron and King are nominated for election at the 2020 Annual Meeting in accordance with the Stewardship Framework Agreement. Prior to their election to the Board, each of Messrs. Creed and Winkleblack and Mses. Cameron and Ms. King entered into an Engagement and Indemnity Agreement with Mantle Ridge pursuant to which Mantle Ridge agreed to pay each of them certain amounts, and reimburse them for expenses incurred, in connection with their time and efforts relating to potentially joining the Board. The Engagement Agreements however do not provide for any agreements or obligations among Mantle Ridge or any of them with respect to any period following their joining the Board. Mr. Zillmer was party to a consulting agreement with Mantle Ridge that terminated when Mr. Zillmer was appointed to serve as the Chief Executive Officer of the Company.

Proxy Access

In August 2017, the Board approved an amendment and restatement of the Company’s By-laws to implement proxy access. Our By-laws, as amended, permit a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, to nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or 20% of the number of directors serving on the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. For further information regarding submission of a director nominee using the Company’s proxy access By-law provision, see “General Information – 2021 Annual Shareholders Meeting – How can I nominate a director or submit a Shareholder proposal for the 2021 Annual Meeting of Shareholders?”.

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Board Refreshment

The Board and the Nominating Committee regularly consider the long-term make up of our Board and how the members of our Board change over time. The Board and Nominating Committee also consider the skills, experience, and backgrounds needed for the Board as our business and the industries and sectors in which we do business evolve. The Board and Nominating Committee also understand the importance of Board refreshment and aim to strike a balance between the knowledge that comes from longer-term service on the Board with the new experience, ideas and energy that can come from adding directors to the Board. In connection with our entry into the Stewardship Framework Agreement, the Nominating Committee and Board recommended and elected five new directors to the Board and four of our directors retired. Pursuant to the Stewardship Framework Agreement, the Company also agreed to nominate Mr. Creed for election to the Board. Assuming the election of this year’s proposed director nominees, since the Company’s initial public offering, and in connection with the exit of the private equity sponsors and the Stewardship Framework Agreement, we will have added 12 new independent directors to the Board and have had 12 directors step down or not stand for re-election. We believe the average tenure for our director nominees of approximately 2 years reflects the new and independent Board that is well-positioned to continue the Company’s growth.

HOW WE THINK ABOUT BOARD REFRESHMENT + Skills, Expertise & Experience +Annual Board Evaluation + Retirement Age = Board Evolution BOARD REFRESHMENT: Since IPO 13 New Directors Elected 5 Women Directors Elected 2 Ethnically Diverse Directors Elected 12 Independent Directors Added

DIRECTOR COMPENSATION

Annual Cash Compensation for Board Service

In fiscal 2019, each non-employee director received compensation at an annual rate of $100,000 for service on the Board, payable quarterly in arrears. The Lead Director was eligible to receive an additional annual retainer of $50,000, and the chairpersons of the Audit Committee, Compensation Committee, Nominating Committee and Finance Committee were eligible to receive an additional annual retainer of $20,000, provided, in each case, that such committee chairperson was a non-employee director. Directors who join the Board during the fiscal year or serve as a committee chairperson for a portion of the fiscal year receive a prorated amount of the relevant annual cash compensation. In connection with our separation of the Chairman and Chief Executive Officer roles, the Board determined that the non-employee Chairman of the Board will also be entitled to receive an additional annual cash retainer of $100,000.

In fiscal 2019, Messrs. Beckers-Vieujant, Heinrich and Sadove and Mses. Bisaccia and Esteves each received additional fees for serving as Lead Director, Chairman and/or chairing the Nominating, Audit, Compensation or Finance Committee. Mr. Sadove is entitled to receive the additional fee for service as Chairman of the Board beginning August 25, 2019, the date he became Chairman of the Board.

Annual Deferred Stock Unit Grant

Under the Company’s current director compensation policy, which has been in effect since January 1, 2016, non-employee directors are eligible for an annual grant of deferred stock units (“DSUs”) with a value of $160,000 on the date of the annual meeting of shareholders. Directors have the right to elect whether the DSUs granted will deliver shares on: (i) the vesting date of the DSUs or (ii) the first day of the seventh month after the date the director ceases to serve on the Board.

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In accordance with the director compensation policy, each member of the Board who was not an employee of the Company received a grant of approximately $160,000 worth of DSUs under the Amended and Restated 2013 Management Stock Incentive Plan (the “2013 Stock Plan”) in January 2019. These DSUs will vest on the day prior to the Company’s first annual meeting of shareholders that occurs after the grant date, subject to the director’s continued service on the Board through the vesting date, and will be settled in shares of the Company’s common stock pursuant to each director’s election as described above. In connection with the retirement of Messrs. Beckers-Vieujant and Quelch, and Mses. Bisaccia and Morrison from the Board, the Board accelerated the vesting of the DSUs that they had been granted on the date of the 2019 annual meeting of shareholders.

Directors who are appointed to the Board during the year will be entitled to a prorated grant of DSUs for the year they join the Board. Accordingly, Messrs. Hilal and Winkleblack, and Mses. Cameron and King will be entitled to a grant of additional DSUs on the date of the 2020 Annual Meeting based on their period of service on the Board prior to the 2020 Annual Meeting. All DSUs accrue dividend equivalents from the date of grant until the date of settlement. The Chairman of the Board is also entitled to an additional grant of DSUs with a value of $100,000 on the date of each annual meeting of shareholders. Mr. Sadove will be entitled to a pro rata portion of such additional DSUs for his period of service as Chairman prior to the 2020 Annual Meeting that will be granted on the date of the 2020 Annual Meeting.

Ownership Guidelines

Effective November 11, 2015, the Board of Directors has adopted a minimum ownership guideline, providing that each director must retain at least five times the value of the annual cash retainer in shares of common stock or DSUs, and that the required level of ownership be attained five years after the later of the date of approval of the guidelines and the director’s start date.

Director Deferred Compensation Plan

Non-employee directors are able to elect with respect to all or a portion of their cash board retainer fees to (i) receive all or a portion of such cash fees in the form of DSUs or (ii) defer all or a portion of such cash fees under our 2005 Deferred Compensation Plan. The DSUs that a director elects to receive in lieu of cash fees will be awarded under our 2013 Stock Plan and will be fully vested on grant and settled in shares of our common stock on the first day of the seventh month after the director ceases to serve on the Board. Cash amounts that a director elects to defer under the unfunded 2005 Deferred Compensation Plan are credited at an interest rate based on Moody’s Long Term Corporate Baa Bond Index rate for October of the previous year, which was 5.07% beginning January 1, 2019. From October 1, 2018 until December 31, 2018, we credited amounts deferred with an interest rate equal to 4.32%. The 2005 Deferred Compensation Plan permits participants to select a payment date and payment schedule at the time they make their deferral election, subject to a three-year minimum deferral period. All or a portion of the amount then credited to a deferral account may be withdrawn, if the withdrawal is necessary in light of a severe financial hardship.

The interest rate for 2005 Deferred Compensation Plan will be adjusted on January 1, 2020, based on the Moody’s Long Term Corporate Baa Bond Index rate for October 2019 which was 3.93%.

Other Benefits

All directors are eligible for an annual matching contribution to a college or other non-profit organization in an amount up to $10,000 and directors are also eligible for matching contributions in an amount up to $10,000 in response to natural disasters through the Company’s community involvement efforts to the same extent as employees of the Company.

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Director Compensation Table for Fiscal 2019

The following table sets forth compensation information for our non-employee directors in fiscal 2019.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensa- tion(4) ($)	Total ($)
Pierre-Olivier Beckers-Vieujant	113,242	160,001	—	—	—	273,243
Lisa G. Bisaccia	101,868	160,001	—	1,217	—	263,086
Calvin Darden	100,000	160,001	—	153	—	260,154
Richard W. Dreiling	100,000	160,001	—	—	—	260,001
Irene M. Esteves	120,000	160,001	—	—	—	280,001
Daniel J. Heinrich	120,000	160,001	—	—	12,727	292,728
Sanjeev K. Mehra	57,912	—	—	—	21,453	79,365
Patricia B. Morrison	100,000	160,001	—	—	10,000	270,001
John A. Quelch	100,000	160,001	—	—	10,000	270,001
Stephen I. Sadove	155,907	160,001	—	—	12,727	328,635

(1)

Includes base director fees at an annual rate of $100,000, as well as a Lead Director fee at an annual rate of $50,000 for Mr. Sadove, which applied from January 30, 2019 through August 25, 2019, and a Chairman fee at an annual rate of $100,000 for Mr. Sadove that applied for the period from August 25, 2019 through the end of the 2019 fiscal year. Committee chairperson fees at an annual rate of $20,000 pro-rated based on their time served were provided to each of Messrs. Beckers-Vieujant, Heinrich, Mehra, and Sadove and Mses. Bisaccia and Esteves. Messrs. Dreiling, Mehra, and Quelch and Ms. Esteves elected to defer 100% of their cash retainers (inclusive of fees) into DSUs. Ms. Bisaccia and Mr. Darden elected to defer their cash retainers (inclusive of fees) into the 2005 Deferred Compensation Plan, 100% and 20% respectively.

(2)

Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to the 4,908 DSUs granted on January 30, 2019 (which had a grant date fair value of $32.60 per DSU). As of the end of fiscal 2019, directors held the following deferred stock units (including dividend equivalent units), all of which are vested except for those granted on January 30, 2019 and related dividend equivalents:

Name	DSUs and Equivalents	Name	DSUs and Equivalents
Pierre-Olivier Beckers-Vieujant	22,750	Daniel J. Heinrich	28,996
Lisa G. Bisaccia	22,603	Sanjeev K. Mehra	—
Calvin Darden	8,519	Patricia B. Morrison	4,955
Richard W. Dreiling	28,196	John A. Quelch	28,196
Irene M. Esteves	33,914	Stephen I. Sadove	28,996

For additional information on the valuation assumptions and more discussion with respect to the deferred stock units, refer to Note 11 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 27, 2019.

(3)	Includes amounts earned on deferred compensation in excess of 120% of the applicable federal rate, based upon the above-market return at the time the rate basis was set.

(4)	The following are included in this column:

(a)

Charitable contributions of $10,000 made in the name of or on behalf of each of Messrs. Quelch, Mehra, and Sadove and Ms. Morrison in accordance with the Company’s director charitable contribution matching program. Additionally, includes contributions for disaster relief of $10,000 made in the name of or on behalf of Messrs. Heinrich and Mehra.

(b)

The dollar value of dividend equivalents accrued on deferred stock units granted prior to February 5, 2014 (the date the Company announced the payment of its first quarterly dividend), where dividends were not factored into the grant date fair value required to be reported for such awards. The total value of dividend equivalents accrued on deferred stock units for the directors during fiscal 2019, in each case for awards granted prior to February 5, 2014, is as follows: for Mr. Heinrich, $2,727, for Mr. Mehra, $1,453, and for Mr. Sadove, $2,727. For awards granted on or after February 5, 2014, the value of dividend equivalents allocated to deferred stock units in the form of additional units with the same vesting terms as the original awards is not included in this column because their value is factored into the grant date fair value of awards. Additional units awarded in connection with dividend adjustments are subject to vesting and delivery conditions as part of the underlying awards.

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Audit Committee Matters

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL SUMMARY

What Are You Voting On?

We are asking our shareholders to ratify the appointment of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for fiscal 2020, which ends October 2, 2020. Although the Audit Committee has the sole authority to appoint the Company’s independent registered public accounting firm, the Audit Committee and the Board submit the selected firm to the Company’s shareholders as a matter of good corporate governance.

Voting Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for fiscal 2020.

The Audit Committee has selected KPMG to serve as the Company’s independent registered public accounting firm for fiscal 2020. Although action by the shareholders on this matter is not required, the Audit Committee values shareholder views on the Company’s independent registered public accounting firm and believes it is appropriate to seek shareholder ratification of this selection. If the shareholders do not ratify the appointment of KPMG, the selection of the independent registered public accounting firm may be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders. The Company has been advised that representatives of KPMG are scheduled to attend the Annual Meeting, and they will have an opportunity to make a statement if the representatives desire to do so. It is expected that the KPMG representatives will also be available to respond to appropriate questions.

The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the selection of KPMG LLP as our independent registered public accounting firm, unless you specify otherwise.

The Board recommends that you vote "FOR" the ratification of the appointment of KPMG

The Audit Committee assists the Board in its oversight of the Company’s independent registered public accounting firm, which assistance includes the responsibility to appoint, compensate, retain, and oversee the firm. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee reviews the independent registered public accounting firm’s qualifications, independence, and performance at least annually. In connection with this review, the Audit Committee considers whether there should be a regular rotation of the independent registered public accounting firm to assure continuing auditor independence. Further, in conjunction with the mandated rotation of the independent audit firm’s lead engagement partner, the Audit Committee is involved in the selection of the independent audit firm’s lead engagement partner.

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The Audit Committee has appointed KPMG as the Company’s independent registered public accounting firm for fiscal 2020. KPMG has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee believes that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. In addition to KPMG’s independence, the Audit Committee considered:

• KPMG’s capabilities, expertise, and historical performance on the Company’s audits;	• KPMG’s compliance with regulations; and
• The effectiveness of KPMG’s processes, including its quality control, timeliness, and responsiveness and interaction with management;	• KPMG’s efforts towards efficiency, including with respect to process improvements and fees.

Benefits of KPMG’s tenure as the Company’s independent registered public accounting firm include:

Increased Audit Quality

After years of experience as the

Company’s independent auditor, KPMG

has gained institutional knowledge of and

deep expertise in the Company’s global

operations and businesses, accounting

policies and practices, and internal control

over financial reporting that increases the

quality of their audit.

Competitive Fees KPMG’s fees are competitive with their peers because of their familiarity with the Company and its businesses.

Avoid Transition to New Auditor

Engaging a new independent auditor
would likely result in additional costs

and require a significant time

commitment from management, which

could distract management from its

focus on other areas, such as financial

reporting and internal controls.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Set forth below is information relating to the aggregate fees billed by KPMG for professional services rendered for each of the last two fiscal years as well as a description of each fee category.

	Fiscal 2018	Fiscal 2019
Audit Fees	$7,493,428	$6,571,162
Audit-related Fees	$311,327	$252,941
Tax Fees	$347,525	$522,493
All Other Fees	$25,000	$75,000
TOTAL	$8,177,280	$7,421,596

Audit fees include the audit of annual financial statements, the review of quarterly financial statements, the performance of statutory audits, procedures and comfort letters related to registration statements.

Audit-related fees include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under Audit Fees. Audit-related fees include: retirement plan audits, accounting consultations for proposed transactions and certain reports.

Tax fees include domestic and international tax consulting.

All other fees include participation in Executive education workshops.

The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining KPMG’s independence and concluded that it was.

Policy for the Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee annually reviews and pre-approves the services that may be provided by the Company’s independent registered public accounting firm without obtaining further specific pre-approval from the Audit Committee. The Audit Committee has also adopted a Pre-Approval Policy that contains a list of pre-approved services, which the Audit Committee may revise from time to time, based on subsequent determinations. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, or in his absence or unavailability, to another specified member of the Audit Committee. The chairman of the Audit Committee or such specified member will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee or the chairman of the Audit Committee.

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REPORT OF AUDIT AND CORPORATE PRACTICES COMMITTEE

The Audit Committee represents and assists the Board and is composed solely of directors who satisfy the independence and financial literacy requirements, and the heightened independence criteria applicable to audit committee members, of the NYSE Rules and applicable securities laws. In addition, the Board has determined that each of Daniel J. Heinrich, Irene M. Esteves and Arthur B. Winkleblack is an audit committee financial expert as defined under the rules of the SEC.

The Audit Committee operates under a written charter approved and adopted by the Board, which sets forth its duties and responsibilities. This charter can be found on the Company’s website at www.aramark.com under the Investor Relations section. This charter is reviewed annually and updated as appropriate to reflect the Audit Committee’s evolving role, changes in regulatory requirements and oversight practices, and investor feedback.

The Audit Committee’s purpose is to assist the Board in its oversight of:

•	The performance of the Company’s internal audit function;

•	The qualifications, independence, and performance of the independent auditors;

•	The Company’s management of enterprise risk and compliance with legal and regulatory requirements; and

•	The accounting, reporting, and financial practices of the Company, including the quality and integrity of the Company’s financial statements.

The Audit Committee met nine times in fiscal 2019 and fulfilled each of its duties and responsibilities as outlined in its charter. The Audit Committee regularly conferred with KPMG, the Company’s internal auditors, and senior management in separate executive sessions to discuss any matters that the Audit Committee, KPMG, the Company’s internal auditors, or senior management believed should be discussed privately with the Audit Committee. The Audit Committee has direct access to KPMG and the Company’s internal auditors, which each report directly to the Audit Committee.

2019 Audited Financial Statements and Internal Controls

The Company’s management has primary responsibility for establishing and maintaining effective internal control over financial reporting and preparing the Company’s financial statements and disclosures. KPMG, the Company’s independent registered public accounting firm for fiscal 2019, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee oversees the performance of these responsibilities by KPMG and management, including the processes by which these responsibilities are fulfilled.

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and KPMG the Company’s audited financial statements as of and for the fiscal year ended September 27, 2019. The Audit Committee also discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.” Finally, the Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2019 filed with the SEC.

Members of the Audit and Corporate Practices Committee:

Daniel J. Heinrich, Chairman

Calvin Darden

Irene M. Esteves

Karen M. King

Arthur B. Winkleblack

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Compensation Matters

PROPOSAL NO. 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL SUMMARY

What Are You Voting On?

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote on a non-binding, advisory basis to approve the compensation paid to our Named Executive Officers, as disclosed in this proxy statement.

Voting Recommendation

The Board recommends that you vote “FOR” this proposal, because it believes that the Company’s compensation policies and practices effectively achieve the Company’s primary goals of attracting and retaining key executives, rewarding achievement of the Company’s short-term and long-term business goals, and aligning our executives’ interests with those of our shareholders to create long-term sustainable value.

This proposal calls for the approval of the following resolution:

“RESOLVED, the shareholders of the Company hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on the next page. This advisory proposal, commonly referred to as a “say on pay” proposal, is not binding on the Board. However, the Board takes shareholder feedback seriously and it and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program.

The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to approve, on a non-binding basis, the compensation paid to our named executive officers, unless you specify otherwise.

The Board has adopted a policy of providing for annual “say on pay” votes, so the next “say on pay” vote will take place at the Company’s 2021 annual meeting.

The Board recommends that you vote "FOR" approval of executive compensation

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (CD&A) describes material elements of our Named Executive Officer (“NEO”) compensation and describes the objectives and principles underlying Aramark’s executive compensation programs, the compensation decisions we made under those programs, and factors we considered in making those decisions.

In 2019, our NEOs included Eric Foss and Stephen Reynolds, who were no longer executive officers at fiscal year (FY) end, and the executive officers listed below were active at September 27, 2019. John Zillmer became our Chief Executive Officer on October 6, 2019. From August 25, 2019, the date Mr. Foss stepped down as Chairman, President & CEO and the date Stephen Sadove was appointed as Board Chairman, through October 6, 2019, Mr. Sadove, Stephen Bramlage, Lynn McKee, and Lauren Harrington served as members of the Office of the Chairman. Mr. Sadove effectively also served as the Company’s Principal Executive Officer (PEO) during this six-week period, for which he and the other members of the Office of the Chairman earned no additional compensation. Following the appointment of Mr. Zillmer on October 6, 2019, the Office of the Chairman was dissolved, at which time Mr. Sadove remained Board Chairman and Mr. Zillmer was appointed as a director.

Newly Appointed CEO Fiscal Year End Executives

John Zillmer(1) CEO	Stephen P. Bramlage(2) EVP, CFO	Lynn B. McKee(2) EVP, HR	Keith Bethel Chief Growth Officer	Lauren A. Harrington(2) General Counsel

Effective Interim Principal Executive Officer and Office of the Chairman	Former Executives
Stephen I. Sadove(2) Chair; Member Office of the Chairman	Eric J. Foss(3) Former Chairman, President & CEO	Stephen R. Reynolds(4) Former General Counsel

(1)	On October 6, 2019, Mr. Zillmer was appointed as Chief Executive Officer and a director of the Company.

(2)

From August 25, 2019 through October 6, 2019, Mr. Sadove effectively served as the Company’s Principal Executive Officer (PEO). During this six-week period, Messrs. Sadove and Bramlage and Mses. McKee and Harrington also served as members of the Office of the Chairman and received no additional compensation in respect of their service in such role. See the Summary Compensation Table section of this proxy statement for details related to Mr. Sadove’s compensation. After Mr. Zillmer’s hire on October 6, 2019, Mr. Sadove relinquished his PEO duties and the Office of the Chairman was dissolved, but Mr. Sadove remained Board Chairman.

(3)	On August 25, 2019, Mr. Foss stepped down from his role as Chairman, President & CEO of the Company.

(4)	On April 1, 2019, Mr. Reynolds retired from the Company. Lauren Harrington was appointed as SVP, General Counsel of the Company effective March 4, 2019.

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Our executive compensation philosophy is focused on linking pay with performance. It is designed to reflect appropriate governance practices and shareholder feedback, align with the needs of our business, and maintain a strong link between executive pay and successful execution of our strategy and long-term shareholder value creation.

CEO Transition (August – October 2019)

In October 2019, John Zillmer became our CEO after Eric Foss stepped down in August 2019. Our Compensation Committee closely considered shareholder feedback in developing the pay package for our new CEO, which we discuss throughout this proxy statement.

CD&A EXECUTIVE SUMMARY

CEO Transition

Mr. Foss stepped down as Chairman, President & CEO effective August 25, 2019 and separated from the Company on October 2, 2019. Mr. Foss is contractually entitled to post-termination benefits in connection with his departure, which we describe in this CD&A. On October 6, 2019, Mr. Zillmer was appointed CEO and a member of the Board. A respected business leader for over three decades, Mr. Zillmer previously spent 23 years at Aramark. Under his leadership as Global President of Global Food & Support Services, Aramark experienced significant growth, ultimately becoming the largest food management provider in North America. Following his prior tenure at Aramark, Mr. Zillmer served as Chairman and CEO of Allied Waste Industries from 2005 until the merger of Allied Waste with Republic Services in December 2008. Mr. Zillmer then led Univar, a global chemical and ingredients distributor, as its CEO and Executive Chairman from 2009 to 2012.

Addressing Shareholder Feedback – FY 2020 Target CEO Pay

As part of the CEO transition, and in response to shareholder feedback, the Compensation Committee (which we refer to as the “Committee”) developed an overall target pay package for our new CEO of $13.075 million, significantly lower than the overall compensation provided to the former CEO. This includes:

•	Setting a 24% lower base salary for our new CEO;

•	Setting a target annual incentive 25 percentage points lower for our new CEO (175% vs. 200% of base salary);

•	Providing a $2.5 million lower equity award ($9.5 million vs. $12.0 million) or a 21% decrease; and

•	Reducing and eliminating certain perquisites.

These changes provide direct alignment between CEO interests and those of long-term shareholders. The Committee also designed CEO compensation with the same structure as that of our NEOs to ensure alignment of interests across our executive leadership team.

FY 2019 Target CEO Pay – Eric Foss

($ in millions)

$1.70	$3.40	$6.00	$3.60	$2.40	$17.10
Salary	Target Annual Incentive	Performance Share Units	Stock Options	RSUs

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FY 2020 Target CEO Pay – John Zillmer

($ in millions)

$1.30	$2.275	$4.75	$2.85	$1.90	$13.075
Salary	Target Annual Incentive	Performance Share Units	Stock Options	RSUs

Eliminated CEO-Specific Perquisites. We eliminated CEO’s personal use of corporate aircraft and Company-provided car and driver perquisites valued at up to approximately $300,000 annually.

Adopted New Compensation Peer Group for FY 2020. As described more under Market Benchmarking, the Committee worked with its independent consultant to develop a new peer group for FY 2020. FY 2020 pay decisions informed by the new peer group are highlighted throughout this proxy statement.

2019 Performance Highlights

In 2019, we drove balanced improvement and progress across multiple key operating financial metrics. At the total company level and across most business units, these results were relatively in line with expectations, while Adjusted Operating Income was below target. This performance is reflected in slightly below target FY 2019 annual incentive payouts. Overall, 2019 performance was commendable in areas that include growing the portfolio, increasing procurement scale, and driving free cash flow to strengthen the balance sheet and enhance financial flexibility. These results build a strong platform for the future. We note the following performance highlights as context in reviewing Aramark’s FY 2019 executive pay decisions.

Top Line[1]	Bottom Line Results[1]		Cash Flow	Net Debt and Leverage Ratio

+3.6%	+5%	+8%	$499M	$593M	3.86x

Legacy Revenue Growth	Adjusted Operating Income Growth	Adjusted EPS Growth	Free Cash Flow	Net Debt Reduction	Leverage Ratio

[1]	Calculated on a constant currency basis.

Note: In our discussion of executive pay, we refer to Adjusted Revenue, Legacy Business Revenue, Adjusted Operating Income, Adjusted Earnings Per Share and Free Cash Flow as metrics used in incentive programs, which measures are calculated in a manner largely consistent with the performance measures described above. Later in this proxy statement, we provide information about how our performance measures are calculated. Reconciliations of the above measures to measures calculated in accordance with generally accepted accounting principles (“GAAP”) are provided in Annex A.

Aramark’s Executive Compensation Principles

Aramark’s executive compensation program has three primary objectives.

Pay for Performance	Alignment with Shareholders	Attraction and Retention of High-Performing Talent

The vast majority of pay for executives is at-risk and performance-based with metrics that are aligned to the Company’s strategy and that drive long-term shareholder value creation.

Programs align executives’ interests with those of our shareholders. The majority of executive pay is provided through equity and tied to stock price. We also maintain stock ownership guidelines for all executives reinforced with conditional holding requirements for executives who have not met their guideline.

We provide competitive pay and benefits to attract and retain talented, high-performing executives with specific skill sets and relevant experience to drive the business, create shareholder value, and develop future leaders.

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Our executive compensation program also adheres to high standards of compensation governance.

What We Do	What We Don’t Do

✓ Risk Mitigation – Varied metrics and measurement periods in incentive plans mitigate risk that executives will be motivated to pursue results with respect to any one metric.

✓ Compensation Recoupment Policy – We have a “clawback” recoupment policy for reimbursement of pay in certain circumstances for a broad executive group.

✓ Stock Ownership Guidelines – All of the NEOs and directors are subject to stock ownership guidelines with conditional holding requirements.

✓ Double-Trigger Change-in-Control Provisions –Both a change-in-control and termination are required for equity vesting acceleration benefits to apply.

✓ Annual Say-on-Pay Vote – We seek annual shareholder feedback on our executive pay program and directly engage with shareholders.

✓ Annual Evaluation – We annually review our executive pay program to ensure that it continues to be aligned with market practice.

×   No Guaranteed Bonuses – Our annual bonus plans are performance-based and do not include any minimum payment levels.

×   No Hedging and Restriction on Pledging – We prohibit directors and employees from engaging in hedging, and prohibit directors and NEOs from pledging Aramark shares without specific pre-approval.[1]

×   No Dividends on Unvested Equity Awards – We do not pay dividends or dividend equivalents on equity awards prior to vesting.

×   No Repricing or Exchange of Underwater Stock Options

×   No Tax Gross-Ups – We do not provide tax gross-ups on benefits or perquisites in new employment agreements.

×   No Recycling of Shares withheld for Taxes.

1.	The prohibition on hedging and requirements with respect to pledging do not apply to transactions by Mantle Ridge.

Compensation Highlights

Informed and Thoughtful Approach to Executive Pay

Aramark’s programs reflect industry best practices with a focus on providing market competitive pay opportunities that are closely aligned with performance. Incentive plan metrics are selected and reviewed annually to ensure they are designed to drive long-term return and are aligned with strategy. As part of its annual review process, the Committee reviews our peer group when setting total target pay opportunity and made significant changes to our peer group for FY 2020.

Shareholder Feedback

The Committee considers shareholder feedback on compensation matters and took shareholder feedback into account when setting the pay and benefits package for our new CEO in FY 2020. We provided direct compensation that is significantly lower than the prior CEO and eliminated perquisites with a total value of up to approximately $300,000, which included personal use of Company aircraft and Company-provided car and driver.

Compensation Governance Our executive compensation program adheres to high standards of compensation governance that facilitate strong pay for performance and alignment with shareholder interests.

Independent Advisor

Independent compensation consultants provided advice on executive pay including market competitive pay levels, incentive plan design, compensation risk, the overall executive compensation program policies and practices, and compensation governance.

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FY 2019 and FY 2020 Target Executive Pay Mix

The Compensation Committee designed our executive compensation programs so that a significant percentage of annual compensation is variable and at risk, with earned amounts based on Company operational and stock price performance. A significant portion of executive compensation is delivered in the form of equity, which promotes alignment with shareholder interests and creates incentive for long-term performance and shareholder value creation.

The current target pay mix applicable to our new CEO and fiscal year-end executive officers demonstrates strong alignment with long-term shareholder value creation. CEO compensation is closely linked to the financial, strategic and operational performance of the Company. The new CEO’s target total compensation is 90% performance-based (with 73% of pay exposed to Aramark’s share price), and, on average, 77% performance-based for other executive officers (with 54% of average pay exposed to Aramark’s share price). Current long-term incentive allocation (i.e., 50% PSUs, 30% stock options, 20% RSUs) is consistent with shareholder feedback received two years ago when the Company increased its PSU allocation to 50% (from 40%) and reduced its stock option allocation to 30% (from 40%).

FY 2020 CEO Target Compensation (John Zillmer)

Salary 10%	+	Annual Incentive 17%	+	PSUs 36%	+	Options 22%	+	RSUs 15%

73% Exposed to Aramark’s Share Price
90% Performance-Based

Note: Former CEO’s FY 2019 target pay mix was 10% Base Salary; 20% target annual incentive; 35% PSUs; 21% options, and 14% RSUs. Overall, 70% of FY 2019 CEO pay was exposed to share price and 90% was performance-based.

FY 2019 Average NEO Target Compensation (Non-CEO NEOs)

Salary 21%	+	Annual Incentive 20%	+	PSUs 29%	+	Options 18%	+	RSUs 12%

59% Exposed to Aramark’s Share Price
79% Performance-Based

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2019 Actual Performance Pay Outcomes Reflect Our Pay-for-Performance Philosophy

FY 2019 compensation decisions and pay outcomes reflect shareholder feedback as well as our pay-for-performance philosophy.

Annual Incentives for FY 2019: Based on FY 2019 performance, annual incentive payouts were below target. Our 2019 results generally yielded a payout of 87.8% of target annual incentive opportunity (exceptions detailed in the Detailed Compensation Program Discussion), based on the following performance goals (shown in millions), weightings, and performance outcomes (shown in millions).

1

Adjusted Operating Income, for the purposes of calculating annual incentive attainment, was equal to Adjusted Operating Income as reported externally by the Company further reduced by approximately $10 million related to asset impairment costs.

2

Mr. Foss’s performance for purposes of the Individual Objectives portion of his FY 2019 annual incentive payout was determined based on the Company’s performance against financial objectives of the award per the terms of his separation Letter Agreement effective August 25, 2019.

Long-Term Incentives (FY 2017 – FY 2019 Performance Period): PSUs that vested at the end of FY 2019 had a performance target of three-year cumulative adjusted EPS for the FY 2017 – FY 2019 performance period of $5.88 per share. Our cumulative three-year adjusted EPS from FY 2017 through FY 2019 was $6.24, which is above the target goal resulting in a 162% (of target) payout earned.

1

For purposes of calculating three-year Adjusted EPS performance achievement under the PSU awards for each of the three fiscal years during the performance period, Adjusted EPS previously disclosed annually was further adjusted to better align payouts with items within management control. For example, the Committee made adjustments to reflect the effect of currency translation over the three years, the number of outstanding shares set forth in the award agreements, the impact of the FY 2018 Avendra and AmeriPride acquisitions, the FY 2019 disposition of our Healthcare Technologies business, the change in our definition of Adjusted EPS in FY 2019 from the FY 2017 definition, the impact of the California fires and the impact on the Company’s tax rate as a result of the Tax Cuts and Jobs Act passed in December 2017.

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Former CEO’s Relative Total Shareholder Return (TSR) Awards for FY 2017 – FY 2019 Performance Period: In November 2016, Mr. Foss was granted performance restricted stock units, performance stock options, and performance restricted stock awards with vesting contingent on Aramark’s three-year TSR (FY 2017 – FY 2019) relative to Aramark’s proxy peer group. In order to vest, this relative TSR had to be among the highest five organizations in the peer group. Aramark did not meet this performance condition for the FY 2017 – FY 2019 performance period; therefore, Mr. Foss forfeited 18,208 performance restricted stock units, 141,844 performance stock options, and 35,212 performance restricted stock awards.

END OF CD&A EXECUTIVE SUMMARY

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Detailed Compensation Program Discussion

Aramark’s Executive Compensation Principles

Our executive pay program directly supports one of the anchors of our strategy – attracting and retaining the best talent – which in turn supports two of the other anchors of the Company’s strategy: accelerating growth and activating productivity. The executive pay program has three key principles:

1.

Align with Shareholder Interests: Align executives’ interests with those of our shareholders by requiring significant stock ownership, tying significant portions of pay to performance, paying a significant portion of compensation in equity and subjecting equity compensation to multi-year performance conditions, vesting periods, and ownership guidelines with conditional holding requirements;

2.	Pay for Performance: Tie significant portions of pay to performance and achievement of our short- and long-term goals; and

3.	Attract and Retain High Performing Talent: Attract and retain key executives with the capability to lead the business forward.

Addressing the 2018 and 2019 Say-on-Pay Votes

Our annual say-on-pay vote is an inflection point to receive shareholder feedback regarding our executive pay program. We actively sought shareholder feedback to better understand what motivated their votes and what actions we could take to address their concerns about our executive pay program. Our Committee considered these vote results and the corresponding feedback we received as it developed the FY 2020 pay package for our new CEO and evaluated the pay opportunities provided to our other executives.

Since our last Annual Shareholder Meeting, we engaged with shareholders representing more than 65% of our outstanding common stock to specifically request feedback regarding our executive pay program given the level of say-on-pay support in 2018 and 2019.

In our meetings with shareholders, we heard the following concerns related to our executive compensation program.

What We Heard	How We Responded	Intended Outcome and When Effective
Overall magnitude of CEO pay remains high	The target pay opportunity for our new CEO is 24% lower than our former CEO (by approximately $4 million)	Aligns FY 2020 CEO total direct compensation more closely with that of peers (see Executive Transitions and Market Benchmarking sections of this proxy statement). Effective for FY 2020.
While shareholders were supportive of increased PSU weighting to 50% of overall LTI grant (from 40%), some indicated that long-term awards should consider a total shareholder return perspective	Our FY 2020 PSUs have a relative TSR modifier so payouts reflect Aramark’s performance relative to peers in addition to 3-year operational metrics

Further incentivizes long-term performance and ties executive pay more closely with total shareholder return. Effective for grants in FY 2020 for 3-year period FY 2020 – FY 2022. Effective for FY 2020.

Proxy compensation peer group includes several substantially larger organizations

Early in FY 2020, the Committee redeveloped the peer group to eliminate significantly larger peers and add new size and industry appropriate peers. See the discussion under Market Benchmarking for detail on the new peer group. Pending redevelopment of the peer group, no changes were made to NEO compensation.

Committee made decisions related to FY 2020 NEO compensation based on a market review conducted in early FY 2020 that included the new FY 2020 Compensation Peer Group. Effective for FY 2020.

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CEO FY 2020 Target Total Pay is $4 Million Lower (vs. FY 2019)

The Committee reduced the new CEO’s target pay opportunity by $4 million for FY 2020. This change represents a 24% decrease compared to FY 2019. We believe this change directly addresses shareholder feedback relating to the overall magnitude of our CEO pay package.

Fiscal Year	CEO	Base Salary	Target Annual Incentive	Granted Long-Term Incentive Value	Total Direct Pay
2020	John Zillmer	$1,300,000	$2,275,000	$ 9,500,000	$13,075,000
2019	Eric Foss	$1,700,000	$3,400,000	$12,000,000	$17,100,000

Compensation Actions in Relation to FY 2019 and FY 2020

Overview of the Compensation Components

As discussed in the executive summary, the principal components of Aramark’s executive compensation program are base salary, an annual cash incentive and long-term equity incentives. We also provide market competitive employee benefits, post-employment benefits and a limited number of perquisites.

Base Salary

Base salary reflects the value of the position and the attributes the executive brings to Aramark, including tenure, experience and skill level. Salary levels for our executives are reviewed at least annually.

The Committee annually reviews the base salaries of the Executive Leadership Team (ELT), including all NEOs, and adjusts them periodically as needed to maintain market position and consistency with evolving responsibilities. Upon consideration of competitive market analysis (see Market Benchmarking for more details) and input from its independent consultant, the Committee increased salaries for Mr. Bramlage, Ms. McKee, and Mr. Reynolds at the beginning of FY 2019. Increases for Ms. McKee and Mr. Reynolds were reflective of Aramark’s standard employee merit increase for FY 2019. The FY 2019 salary increase for Mr. Bramlage was provided to maintain Mr. Bramlage’s competitive market positioning at median relative to the peer group (see Market Benchmarking). Mr. Foss did not receive a base salary increase for FY 2019. Mr. Bethel and Ms. Harrington were new to their roles in 2019 and were not NEOs in 2018. Ms. Harrington was promoted to General Counsel after Mr. Reynolds’ departure, and the Committee adjusted her salary in 2019 to reflect her new role responsibilities and intended positioning relative to market survey data (see Market Benchmarking for more details). Mr. Bramlage and Mses. McKee and Harrington did not receive any additional compensation during the period from August 25, 2019 until October 6, 2019 in which they served in the role of Office of the Chairman. Ms. Harrington received an additional 4.5% annual base salary increase effective January 1, 2020, based on the Committee’s review of Ms. Harrington’s competitive positioning relative to the new FY 2020 Compensation Peer Group.

		FY 2018	FY 2019		FY 2020
NEO	Job Title	Salary	Salary	% Increase	Salary	% Increase

John Zillmer	CEO	N/A	N/A	N/A	$1,300,000	N/A

Stephen P. Bramlage	EVP, CFO	$707,227	$777,950	10.0%	$777,950	0%

Lynn B. McKee	EVP, HR	$700,232	$717,738	2.5%	$717,738	0%

Keith Bethel	Chief Growth Officer	N/A	$500,000	N/A	$500,000	0%

Lauren Harrington	General Counsel	N/A	$478,500	N/A	$500,000	4.5%

Eric Foss	Former Chairman, President & CEO	$1,700,000	$1,700,000	0.0%	N/A	N/A

Stephen Reynolds	Former General Counsel	$543,876	$557,466	2.5%	N/A	N/A

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Annual Incentive Plan

The annual cash incentive is designed to drive and reward performance and is based on financial objectives and individual functional or business group objectives established by the Committee. Annual incentive targets as a percentage of base salary are provided in the table below. The Committee made no adjustments to the NEOs’ annual incentive targets for FY 2020. Actual payouts are based on annual performance.

NEO	Job Title	FY 2018	FY 2019	% Change	FY 2020	% Change

John Zillmer	CEO	N/A	N/A	N/A	175%	N/A

Stephen P. Bramlage	EVP, CFO	100%	100%	0%	100%	0%

Lynn B. McKee	EVP, HR	100%	100%	0%	100%	0%

Keith Bethel	Chief Growth Officer	N/A	85%	N/A	85%	0%

Lauren Harrington	General Counsel	N/A	85%	N/A	85%	0%

Eric Foss	Former Chairman, President & CEO	200%	200%	0%	N/A	N/A

Stephen Reynolds	Former General Counsel	100%	100%	0%	N/A	N/A

FY 2019 Annual Incentive Performance Metrics

For 2019, the Annual Incentive Plan comprised three financial objectives – Adjusted Operating Income, Adjusted Revenue and Free Cash Flow – for a combined weighting of 90%, and individual or business objectives weighted 10%. The Company must attain a threshold, or minimum, performance on each financial measure for the participant to receive any payout under such part of the financial portion, while payout under the individual portion is based on achievement of functional objectives as reviewed and approved by the Committee. If the maximum performance for all measures was achieved, the executive would receive a payout up to 195% of target. The Committee is authorized to exercise negative discretion to reduce payments; other than the reduction related to asset impairment costs previously described for Adjusted Operating Income, the Committee did not apply negative discretion to FY19 annual incentive payouts.

Annual Incentive Performance Metric Weighting

Financial Performance Metrics

Adjusted Operating Income (40%)	+	Adjusted Revenue (25%)	+	Free Cash Flow (25%)	+	Individual Performance (10%)

FY 2019 Annual Incentive Metric Selection and Target-Setting Process

Financial objectives for the annual incentive plan are chosen to drive Company performance and are closely linked to our strategy.

•

Adjusted Operating Income: The Compensation Committee selected this metric because it is an important measure of the Company’s operating profitability and a key component of the Company’s long-term expectations for the business.

•

Adjusted Revenue: The Compensation Committee selected Adjusted Revenue because it allows for an assessment of the Company’s revenue without the effect of currency fluctuations, which are beyond the control of management.

•	Free Cash Flow: The Compensation Committee selected Free Cash Flow because it represents the Company’s ability to invest, repay debt and distribute earnings to shareholders.

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FY 2019 Annual Incentive Metrics Summary

Type	Metric	Weighting	Definition	Rationale

Financial	Adjusted Operating Income	40%

Adjusted Operating Income represents operating income adjusted to eliminate the change in amortization of acquisition-related intangible assets; the impact of the change in fair value related to certain gasoline and diesel agreements; severance and other charges; the effect of divestitures (including the gain on the sale); merger and integration related charges; tax reform related employee reinvestments; advisory fees related to shareholder matters; and other items impacting comparability.

•  Focuses management on driving profitable top line growth and managing expenses

•  Drives tangible goal achievement and focuses on factors most in executives’ control

•  When considered in conjunction with Adjusted EPS (used for FY 2017 – 2019 long-term plan), focuses management on overall profitability of the Company

	Adjusted Revenue	25%	Adjusted Revenue represents revenue growth, adjusted to eliminate the impact of currency translation and divestitures.

•  Allows for an assessment of the Company’s revenue without the effect of currency fluctuations, which are beyond the control of management

•  Excludes acquisitions to more closely align attained results with the business that existed at the time targets were set

	Free Cash Flow	25%	Free Cash Flow represents net cash provided by operating activities less net purchases of property and equipment and other.	• Focuses management on cash flow through increased earnings and management of working capital levels and capital expenditures

Non-Financial	Individual Performance Objectives	10%

• Mr. Foss

•  Implement and execute a focused business plan to achieve the key financial goals;

•  Develop, pursue and execute a strategic plan enabling long-term value creation;

•  Develop and execute a plan to strengthen the Board and improve Board effectiveness;

•  Develop a high performing organization; and

•  Successfully integrate the Avendra and AmeriPride acquisitions

• Other NEOs

•  Improve year-over-year overall employee engagement based on annual survey

				• Focuses executives on critical, non-financial objectives that are important and expected to drive value creation for shareholders

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Performance targets are designed to be challenging and take into consideration results from the prior year, expectations going forward, and the Company’s strategic plan. The Committee establishes performance targets at the beginning of the fiscal year consistent with the Company’s long-term expectations for the business, which include:

•	Mid-to-high single-digit growth in adjusted operating income

•	Organic or adjusted revenue growth of two percent to five percent

•	Positive free cash flow growth

For FY 2019, Adjusted Operating Income, Adjusted Revenue, and Free Cash Flow targets were set substantially above 2018 performance. The Compensation Committee also approved individual functional and business group objectives, which are evaluated against each NEO’s individual performance at year end.

FY 2019 Annual Incentive Opportunities and Outcomes

FY 2019 Payout Factors – Financial Metrics

Payout factors begin at 25% of target (for threshold performance) and are capped at 200% of target (for maximum performance). There are no payouts for below threshold performance and at no point can the Committee approve a payout above 200% of target.

	Threshold	Target	Maximum	Result	% Earned before Weighting	Weighted % of Target Bonus Earned
AOI (40% weight)	$1,029.4	$1,143.8	$1,258.2	$1,090.6[1]
Payout Factor (% of Target)	25%	100%	200%		65.2%	26.1%
Adjusted Sales (25% weight)	$14,741.0	$16,378.9	$18,016.8	$16,502.4
Payout Factor (% of Target)	25%	100%	200%		107.5%	26.9%
Free Cash Flow (25% weight)	$400.0	$500.0	$600.0	$499
Payout Factor (% of Target)	25%	100%	200%		99.8%	24.8%

[1]

Adjusted Operating Income, for the purposes of calculating annual incentive attainment, was equal to Adjusted Operating Income as reported externally by the Company further reduced by approximately $10 million related to asset impairment costs.

FY 2019 Payout Factors – Individual Performance Objectives

The individual functional or business group objectives, having a payout range from 0% to 150%, consisted of the following:

NEO(s)	Non-Financial Performance Outcomes	Result	% Earned before Weighting	Weighted % of Target Bonus Earned
Mr. Foss	Per the terms of his August 25, 2019 Letter Agreement, the individual objective portion of FY 2019 annual bonus payable was based on actual performance of the Company relative to the Plan’s Financial Objectives (see preceding section)	Based Solely on Financial Metric Outcomes	86.4%	8.6%
Other NEOs	The Committee determined that each of Messrs. Bramlage, Reynolds, and Bethel and Mses. McKee and Harrington achieved a 100% level of performance of their Non-Financial Individual Performance objectives.	At Target	100%	10.0%

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FY 2019 Final Payouts by NEO

Actual annual incentive payouts based on FY 2019 performance are shown below for each NEO:

NEO	Job Title	Target Annual Incentive ($)	Actual Annual Incentive ($)	% Paid (as a % of Target
Stephen P. Bramlage	EVP, CFO	$ 777,950	$ 682,729	87.8%
Lynn B. McKee	EVP, HR	$ 717,738	$ 629,887	87.8%
Keith Bethel	Chief Growth Officer	$ 425,000	$ 372,980	87.8%
Lauren Harrington[1]	General Counsel	$ 277,398	$ 242,600	87.5%
Eric Foss[2]	Former Chairman, President & CEO	$3,400,000	$2,937,600	86.4%
Stephen Reynolds[3]	Former General Counsel	$ 277,952	$ 243,931	87.8%

[1]

Ms. Harrington’s target annual incentive award was pro-rated to reflect her partial year as General Counsel. Her full year General Counsel target would have been $406,725. Additionally, her performance metric mix prior to her promotion to General Counsel was 50% AOI; 40% Adjusted Revenue; and 10% Individual Objectives; therefore, her overall payout as a percentage of target is slightly different than the other NEOs.

[2]

Per his August 25, 2019 Letter Agreement, Mr. Foss’s 2019 annual incentive payout determination was based solely on achievement of Financial Objectives. The percentage achieved based on the financial metrics (i.e., 86.4%) was applied to the Individual Performance Objectives portion of his payout resulting in a slightly reduced payout relative to other NEOs.

[3]	Mr. Reynolds’ target annual incentive reflects a pro-rata portion of his target annual incentive based on his retirement date.

FY 2020 Annual Incentive Metrics

To support the Company’s current focus of its business strategy on prioritizing investing to grow revenue, for FY 2020, the Committee determined to change the weightings of metrics under our annual incentive plan to focus more heavily on revenue growth and profitability, which are key to the Company’s success. FY 2020 annual incentive plan metrics changes include:

•	Adjusted Operating Income – Increased the weight of the Adjusted Operating Income metric from 40% to 45%

•	Adjusted Revenue – Increased the weight of the Adjusted Revenue metric from 25% to 45%

•

Free Cash Flow – Eliminated the Free Cash Flow metric. The Committee believes that discontinuing the use of the Free Cash Flow metric does not diminish its importance in our business strategy but reflects stronger alignment with our growth-oriented business strategies.

•	Individual Objective – Maintained Individual Objective metric at 10% weighting

	Weight			FY 2020 Performance Targets
Metric	FY 2019	FY 2020	FY 2020 Performance and Payouts	Threshold	Target	Maximum
Adjusted Operating Income	40%	45%	Performance Range	90% of target	100% of target	110% of target
			Payout Range	25% of target	100% of target	200% of target
Adjusted Revenue	25%	45%	Performance Range	95% of target	100% of target	105% of target
			Payout Range	25% of target	100% of target	200% of target
Free Cash Flow	25%	0%	N/A	N/A	N/A	N/A
Individual Objectives	10%	10%	Payout Range	0% of target	100% of target	150% of target

FY 2020 performance targets are set at levels that exceed FY 2019 achievement and are designed to be both challenging and aligned with driving shareholder value creation.

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Long Term Incentives (LTI)

FY 2019 Long-Term Incentive Vehicles: Aligns executives’ interests with those of shareholders. Grants are made early in the fiscal year (generally mid-November). For FY 2019, LTI awards for NEOs were granted in November 2018 and comprised three vehicles:

Performance Share Units – PSUs (50%)	Options (30%)	RSUs (20%)
Performance Based Vesting	Time-Based Vesting	Time-Based Vesting
3-Year Cliff based on Achievement of Performance Targets Adjusted EPS (50%) & Return on Invested Capital (50%) Payout can range from 0% to 200% (of target)	4-Year Annual	4-Year Annual

RSUs and PSUs accrue dividend equivalents until settlement that are subject to the same vesting terms as the underlying RSUs and PSUs (with dividend equivalents earned on PSUs determined based upon actual performance; no dividends or equivalents are paid on RSUs that do not vest or PSUs that are not earned and vested). Time vesting RSUs, PSUs, and stock options also vest in connection with certain termination events, as described in more detail in “Potential Post-Employment Benefits.”

FY 2019 PSU Performance Metrics. For the FY 2019 – FY 2021 performance period, PSUs are based on two, equally weighted metrics: Cumulative Adjusted EPS and Return on Invested Capital (ROIC). Performance targets are set by the Committee at challenging levels to drive company performance and to ensure continued long-term executive focus. Long-term targets are designed to exceed prior achievement and be challenging, while taking into account future expectations and the Company’s strategic plan. Goals also align with the Company’s long-term targets communicated to investors. The Cumulative Adjusted EPS target set for the FY 2019 – FY 2021 performance period was set higher than historical performance to reflect the Company’s performance outlook and would not have been attained based on results during the last three-year performance period (FY 2017 – FY 2019). The ROIC target is generally aligned with historical averages and capital cost considerations. The Committee believes these two metrics closely link executive interests with long-term value creation.

Metric	Weight	Definition	Rationale	Performance / Payout Relationship
				Threshold	Target	Maximum
3-Year Cumulative Adjusted EPS	50%	Cumulative Adjusted Net Income during the Performance Period divided by Diluted Shares Outstanding	Transparent metric that aligns with our communication to the investor community and measures our progress on our strategic initiatives.	92.7% of target (50% of target payout)	100%	107.9% of target (200% of target payout)
3-Year Return on Invested Capital (ROIC)	50%	Adjusted Operating Income divided by Average Invested Capital	ROIC measures the return we are driving for our shareholders and incentivizes efficient use of capital. Added as a metric to better align with Company’s business goals and in response to shareholder feedback.	90.9% of target (50% of target payout)	100%	109.1% of target (200% of target payout)

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FY 2019 Long Term Incentive Awards

The following table shows grant date value for each award type. Factors considered by the Committee in making FY 2019 awards included value of previously granted awards, pay relative to target market positioning (see Market Benchmarking for more details), individual performance, and the value of outstanding equity awards.

NEO	Job Title	Total Target LTI $	2019 LTI Allocation (November 2018 Grant Unless Noted)
			Stock Options	RSUs	PSUs (FY2019 – 2021)
Stephen P. Bramlage	EVP, CFO	$3,000,000	$900,000	$600,000	$1,500,000
Lynn B. McKee	EVP, HR	$1,500,000	$450,000	$300,000	$750,000
Keith Bethel	Chief Growth Officer	$1,500,000	$450,000	$300,000	$750,000
Lauren Harrington[1]	General Counsel	$1,135,000	$340,500	$227,000	$567,500
Eric Foss	Former Chairman, President & CEO	$12,000,000	$3,600,000	$2,400,000	$6,000,000
Stephen Reynolds	Former General Counsel	$1,500,000	$450,000	$300,000	$750,000

1

Includes two additional LTI grants received by Ms. Harrington during FY 2019 to recognize her promotion and new role and responsibilities (awards granted March 4, 2019 and August 8, 2019). These awards are described in more detail under Executive Transitions and in the Grants of Plan Based Awards Table.

Performance and Payout Outcomes for Awards Related to FY 2017 – FY 2019 Performance Period

PSUs that vested at the end of FY 2019 had a performance target related to three-year cumulative adjusted EPS for the FY 2017 – FY 2019 performance period of $5.88 per share. Our cumulative three-year adjusted EPS from FY 2017 – FY 2019 exceeded the targeted performance level at $6.24, which resulted in a 162% (of target) payout earned.

	Threshold	Target	Maximum	Result		% Earned
3-Year Cumulative Adjusted EPS (100% weight)	$5.34	$5.88	$6.46	$6.24	[1]
Payout Factor (% of Target)	50%	100%	200%			162%

1

For purposes of calculating three-year Adjusted EPS performance achievement under the PSU awards for each of the three fiscal years during the performance period, Adjusted EPS previously disclosed annually was further adjusted to better align payouts with items within management control. For example, the Committee made adjustments to reflect the effect of currency translation over the three years, the number of outstanding shares set forth in the award agreements, the impact of the FY 2018 Avendra and AmeriPride acquisitions, the FY 2019 disposition of our Healthcare Technologies business, the change in our definition of Adjusted EPS in FY 2019 from the FY 2017 definition, the impact of the California fires and the impact on the Company’s tax rate as a result of the Tax Cuts and Jobs Act passed in December 2017.

Former CEO’s Relative TSR Awards for FY 2017 – FY 2019 Performance Period: In November 2016, Mr. Foss was granted performance RSUs, performance stock options, and performance restricted stock awards. These awards had vesting contingencies dependent on Aramark’s 3-year TSR (FY 2017- FY 2019) relative to the peer group. Aramark did not meet the performance condition necessary to vest in any portion of these awards; therefore, Mr. Foss forfeited these awards – 18,208 performance RSUs, 141,844 performance stock options, and 35,212 performance restricted stock awards.

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FY 2020 Long Term Incentive Awards

The following table shows the grant date value for each award granted in early FY 2020. The LTI grant values were kept consistent with the value granted in FY 2019, except in the case of Ms. Harrington whose FY 2020 grant value is updated to reflect the value of her new role as the Company’s General Counsel and overall targeted market positioning relative to survey data (see Market Benchmarking for more details). Additionally, Mr. Zillmer’s FY 2020 long-term incentive grant was made pursuant to his Offer Letter dated October 6, 2019 (see Market Benchmarking and Executive Transitions for details).

NEO	Job Title	Target LTI $	2020 LTI Allocation (November 2019 Grant)
			Stock Options (30%)	RSUs (20%)	PSUs (50%)
John Zillmer	CEO	$9,500,000	$2,850,000	$1,900,000	$4,750,000
Stephen P. Bramlage	EVP, CFO	$3,000,000	$900,000	$600,000	$1,500,000
Lynn B. McKee	EVP, HR	$1,500,000	$450,000	$300,000	$750,000
Keith Bethel	Chief Growth Officer	$1,500,000	$450,000	$300,000	$750,000
Lauren Harrington	General Counsel	$1,500,000	$450,000	$300,000	$750,000

FY 2020 Long Term Incentive Performance Metrics Related to FY 2020 PSU Grant

To support the Company’s business strategy of prioritizing investing to grow revenue, for FY 2020, the Committee changed the performance metrics underlying our FY 2020 PSU awards to focus on revenue growth, profitability growth, and long-term return on capital, all of which are key to the Company’s long-term success and shareholder value creation. Additionally, to ensure the PSU payouts based on the referenced operational metrics are aligned with shareholder value creation, the Company also introduced a relative total shareholder return modifier. The modifier is designed to adjust final payouts by +/- 25% based on the Company’s total shareholder return relative to a broad performance peer group consisting of 51 organizations (see Market Benchmarking for more details). Performance metrics for PSUs granted in FY 2020 (November 2019) related to the FY 2020 – FY 2022 performance period include:

•	Adjusted Operating Income Growth – 30% weighting

•	Revenue Growth – 40% weighting

•	Return on Invested Capital – 30% weighting

•	Relative Total Shareholder Return Modifier – Impacts final payout by +/- 25% based on relative total shareholder return

FY 2020 – 2022 performance targets are set at levels that generally exceed historical achievement and are designed to be both challenging and sufficient to drive shareholder value creation.

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Recently Earned and Outstanding Performance Stock Units1

In the table below, we show the PSUs recently earned and outstanding, highlighting the applicable performance periods. PSU attainment is dependent on performance relative to the metrics shown below and will not be determined until the end of each respective performance period.

Performance Period and Metrics	Weight	PSUs Earned and/or Outstanding
		2017	2018	2019	2020	2021	2022	Earned
2017 – 2019 Performance Period[1]		FY 2017 Grant
Adjusted EPS	100%							162%
Earned for Period Ending September 2019
2018 – 2020 Performance Period[1]			FY 2018 Grant
Adjusted EPS	50%
ROIC	50%
2019 – 2021 Performance Period[2]				FY 2019 Grant
Adjusted EPS	50%
ROIC	50%
2020 – 2022 Performance Period					FY 2020 Grant
Revenue Growth	40%
Adjusted Operating Income Growth	30%
ROIC	30%
Relative Total Shareholder Return	Modifier

1

Mr. Foss received PSU awards in FY 2017 and FY 2018 with payouts on a portion of such awards contingent on relative total shareholder return (“TSR awards”). As explained above, Mr. Foss’s FY 2017 TSR awards were forfeited for not meeting the relative TSR performance condition. The remainder of Mr. Foss’s PSUs awarded in FY 2017 vested as indicated in the table above. Payouts, if any, related to FY 2018 TSR awards will be determined based, in part, on relative TSR through 2020 FYE.

2

Mr. Foss received PSU awards in FY 2019. Based on the terms of those awards, Mr. Foss is entitled to continued PSU vesting with respect to two-thirds (67%) of the total PSUs granted in FY 2019 to the extent such PSUs are earned based on Company performance at the end of the applicable performance period.

EXECUTIVE TRANSITIONS

CEO Transition

Mr. Zillmer’s FY 2020 Target Pay Pursuant to October 6, 2019 Offer Letter

Our Offer Letter with Mr. Zillmer provides the following minimum compensation- and benefit-related terms annually. Actual payouts for incentive plans are based on performance achievement as defined by the plan. The post-termination payments described below are payable pursuant to the employment agreement Mr. Zillmer entered into upon commencement of employment with us, and are conditioned on Mr. Zillmer’s agreement not to compete with the Company for two years following his termination of employment.

Element	Value or Description
Base Salary	$1,300,000
Annual Cash Incentive Target	175% (of base salary)
Long-Term Incentive

Overall award to be provided with a guaranteed minimum grant date fair value of $9.5 million when granted in November 2019

• Performance Share Units: $4,750,000

• Stock Options: $2,850,000

• Restricted Stock Units: $1,900,000

Benefits and Perquisites	Generally consistent with those provided to other executives.

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Mr. Zillmer’s Payments and Benefits on Termination by Aramark without Cause / Resignation for Good Reason
In Anticipation of or Within Two Years after a Change of Control (the “CIC Protected Period”)

• Lump sum payment equal to the sum of: (x) 2.5 times salary, (y) 2.5 times his annual target bonus, and (z) pro rata portion of annual target bonus for year of termination

• 2.5 year continuation of company-paid medical and life insurance

• Equity awards to be treated in accordance with applicable plans and agreements that are generally consistent with those provided to other executives

Other Than During the CIC Protected Period

• 2 years of salary continuation payable monthly beginning within 75 days post-termination

• 2-year continuation of company-paid medical and life insurance

• Equity awards to be treated in accordance with applicable plans and agreements that are generally consistent with those provided to other executives

Payments in Connection with Mr. Foss’s Separation

As disclosed in Aramark’s Current Report on Form 8-K filed on August 26, 2019 describing Mr. Foss’s August 25, 2019 Letter Agreement, Mr. Foss’s separation from service was treated as a termination without cause pursuant to Mr. Foss’s pre-existing agreement relating to employment and post-employment competition with Aramark entered into on May 7, 2012, as amended, and, as such, Mr. Foss is due the following post-termination payments and benefits. All post-termination payments and benefits under that agreement are conditioned on Mr. Foss’s agreement not to compete with the company for two years following his termination, in addition to compliance with certain other post-employment restrictive covenants. The equity vesting benefits described below are as set forth in the applicable Aramark equity award agreements pursuant to which Mr. Foss’s equity awards were granted and include vesting provisions applicable to retirement-eligible employees since Mr. Foss met the Amended and Restated 2013 Stock Incentive Plan’s Retirement definition prior to his separation (i.e., 60 years of age with five years of Aramark service).

Payment Element	Description	Value

Base Salary Continuation	2 years of salary continuation payable monthly beginning 60 days post termination.	$3,400,000

Annual Cash Incentive	2 times 2019 annual bonus (such bonus based on actual performance) payable monthly beginning 60 days post termination.	$5,875,200

Benefit Continuation	2-year continuation of company-paid medical and life insurance.	$88,494

Automobile Allowance	2-year continuation of monthly automobile allowance.	$48,000

Equity Vesting

• Accelerated vesting of two additional tranches of outstanding time-based stock options

• One additional year of continued vesting of outstanding time-vested RSUs

• PSUs granted in FY 2017 with vesting subject to Aramark total shareholder return were forfeited because Aramark did not meet the performance condition

• PSUs granted in FY 2017 with vesting subject to three-year cumulative EPS vested at 162% (of target) as described above

• PSUs granted in FY 2018 – Continued PSU vesting with respect to 100% of the total PSUs granted to extent PSUs are earned based on performance; this includes outstanding awards with performance contingent on FY 2018 – FY 2020 relative TSR performance

• PSUs granted in FY 2019 – Continued PSU vesting with respect to two-thirds (67%) of the total PSUs granted to extent PSUs are earned based on performance

		Determined Upon Exercise / Vesting. See Outstanding Equity Awards Table for more details.

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General Counsel Transition

On January 31, 2019, Mr. Reynolds provided notice that he intended to retire effective April 1, 2019. He was entitled to retirement benefits available to all retirement-eligible executives, including a pro-rata portion of his annual incentive for FY 2019 as well as the retirement provisions associated with his equity vesting (see Post-Termination Benefits).

Lauren Harrington was promoted to General Counsel effective March 4, 2019. During FY 2019, Ms. Harrington’s annual base salary was increased to $478,500 and her annual incentive target was increased to 85% of base salary. In March 2019, Ms. Harrington received a one-time equity award of $500,000 to recognize her promotion. Additionally, Ms. Harrington was provided an equity-based award of $500,000 in August 2019 based on the Committee’s review of Ms. Harrington’s role and competitive positioning of Ms. Harrington’s pay package relative to market survey data. Ms. Harrington’s off-cycle equity awards reflected the LTI mix of the annual equity grant (i.e., 50% PSUs, 30% stock options, 20% RSUs). In November 2019, the Committee awarded Ms. Harrington a long-term incentive grant valued at $1,500,000 for FY 2020. In connection with Ms. Harrington’s promotion, she entered into an agreement relating to employment and post-employment competition with Aramark in August 2019, which we refer to as an employment agreement, in substantially the same form as the employment agreement applicable to Mr. Bramlage, as described in more detail in “Potential Post-Employment Benefits.”

Other Compensation Components

The Compensation Committee provides additional benefits to the NEOs that are customary for executives of similar rank to enable our executives to focus on our business and enhance their commitment to us.

Savings Incentive Retirement Plan: We make available a non-qualified savings plan intended as a substitute for those employees ineligible to participate in our 401(k) plan because of certain legal requirements.

Severance Arrangements and Payments upon a Change of Control: We have employment agreements with all of the named executive officers for indeterminate periods terminable by either party, and in most cases our executives are entitled to certain payments and benefits in connection with certain terminations of employment. These provisions are intended to align executive and shareholder interests by enabling executives to consider corporate transactions that are in the best interests of the shareholders and our other constituents without concern over whether the transactions may jeopardize the executive’s own employment. While we do have these agreements in place, from time to time it has been necessary to renegotiate some terms upon actual termination.

Equity awards granted since the IPO and agreements with our NEOs that provide for other payments in connection with a change of control contain a “double trigger” in order for the executive to receive compensation, meaning that awards will be accelerated only if the executive’s employment is terminated within a certain period following the change of control. For more information about change of control and severance payments for our named executive officers, see the disclosure under “Potential Post-Employment Benefits.”

Perquisites: We provide our NEOs with other benefits that the Committee believes are reasonable and encourage retention. The costs of these benefits constitute a small percentage of each named executive officer’s total compensation. These benefits are reflected in the All Other Compensation column in the Summary Compensation Table and include:

•	premiums paid on life insurance

•

a survivor income protection plan (entitling a surviving spouse or domestic partner and dependent children to receive the executive’s full base salary for one year after the executive’s death and one half of the executive’s base salary for the subsequent nine years, or alternatively, an amount equal to his or her base salary upon retirement or death for a participant who is at least 65 years old and has attained five years of employment – currently, this plan is frozen and only Ms. McKee participates);

•	disability insurance and executive health insurance;

•	receipt of a taxable car allowance and no cost parking at a garage near Company offices;

•	an executive physical;

•	financial planning services;

•	personal use of Company tickets or the Company box and related items at sporting or other events;

•	for Mr. Foss, our former Chairman, President & CEO, the use of a Company provided aircraft, car and driver;

•	for Mr. Zillmer, payment of legal fees and costs incurred in negotiating his Offer Letter, up to $35,000

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Pursuant to Company policy, Mr. Foss, our former Chairman, President & CEO was required to use aircraft and automobiles provided by the Company for all air travel, whether personal or business, whenever possible. Under the policy, the CEO could also designate other members of senior management to use the Company aircraft for air travel. In November 2019, the Committee amended the Company’s policy to no longer require the CEO to use company-provided aircraft or car and driver for all business and personal travel.

Mr. Foss was required to reimburse the Company for the amount by which the aggregate incremental cost to the Company attributable to his personal use of the Company’s aircraft exceeded $250,000 per fiscal year. Beginning in FY 2020, any future personal use of the Company aircraft by the CEO will require pre- approval by the Chairman of the Board or the Chair of the Committee.

MARKET BENCHMARKING

Competitive Market Practices

Our compensation program is structured to enable us to maintain our competitive position for key executive talent. To establish our market competitive compensation practices, our Compensation Committee refers, in part, to peer group data and a subset of the Willis Towers Watson CDB General Industry Executive Compensation Survey – U.S. that is size-adjusted based on Aramark’s revenue (“Survey Data” and together with the Company’s applicable peer group data, “Market Practice”).

Peer Group

The Committee refers to a peer group to review executive pay levels for the CEO and CFO or other executives (to the extent sufficient proxy data is available), plan design and award decisions. When making pay decisions the Committee generally targets the peer group median but retains flexibility to position employees above or below median based on employee experience and skill-set. In 2015, the Committee, taking into account the advice of its independent compensation consultant, established the Company’s peer group using a variety of quantitative and qualitative factors. The Committee again reviewed the peer group in 2017 and made no changes at that time. The peer group was originally determined in 2015 based on the following criteria (in each case, originally using data relative to the Company in fiscal 2014):

Factors	Criteria

Comparable in Size	Revenue between 0.3 times and 3 times

Enterprise value between 0.25 times and 5 times

Operating margin between 2.5% and 10%

Similar Industry/Operating Model	Provides business services

Logistics-centered business model

Repeatable business model and consumer facing

Competitor for Talent	Attracting new employees to the Company and retaining current executives

Based on our fiscal 2019 results, as compared to the peer group, our revenues were generally near the 50th percentile, while our enterprise value and adjusted operating margin generally approximated the 25th percentile.

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FY 2019 Peer Group and Characteristics

The following table sets forth characteristics of the FY 2019 peer group.

Size Comparisons (Approximate Aramark Ranking Relative to the FY 2019 Peers)1

1	All data sourced from S&P Capital IQ as of November 2019; revenue and operating margin are measured on a trailing 12-month basis, and enterprise value reflects a six-month average as of October 2019.

47

Industry and Operating Model Comparisons to Aramark – FY 2019 Peers

Industry and Operating Model Characteristics
Company Name	Business Services	Logistics	Consumer Facing With Repeatable Business Model	Competitor For Talent
Carnival		X	X
C.H. Robinson Worldwide	X	X
Darden Restaurants		X	X
FedEx	X	X	X
Hertz Global Holdings	X	X	X
Macy’s		X	X	X
Manpower	X	X
Marriott International		X	X	X
McDonalds		X	X	X
MGM Resorts International		X	X
PepsiCo		X		X
RR Donnelley & Sons	X	X
Starbucks		X	X	X
Sysco	X	X		X
United Parcel Service	X	X	X	X
Waste Management	X	X
Yum! Brands		X	X

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FY 2020 Compensation Peer Group

Considering shareholder feedback, the Committee worked with its independent executive compensation advisor, Meridian Compensation Partners, in early FY 2020 to redevelop the compensation peer group. The Committee reviewed the peer group proposed for FY 2020 compensation programs and, upon the recommendation of Meridian, made the following changes.

Changes for FY 2020 Aramark Peer Group	Aramark’s FY 2020 Compensation Peer Group
Deleted for FY 2020:	1. ABM Industries Incorporated
1. FedEx Corporation	2. Carnival Corporation
2. Marriott International Inc.	3. C.H. Robinson Worldwide, Inc.
3. McDonald’s Corporation	4. Cintas Corporation
4. PepsiCo, Inc.	5. Darden Restaurants, Inc.
5. R.R. Donnelley & Sons Company	6. Dollar General Corporation
6. Starbucks Corporation	7. Dollar Tree, Inc.
7. Sysco Corporation	8. Expeditors International of Washington, Inc.
8. United Parcel Services, Inc.	9. Hertz Global Holdings, Inc.
9. Waste Management Inc.	10. Kohl’s Corporation
11. Macy’s, Inc.
Added for FY 2020:	12. Manpower Group Inc.
1. ABM Industries Incorporated	13. MGM Resorts International
2. Cintas Corporation	14. Performance Food Group Company
3. Dollar General Corporation	15. Republic Services, Inc.
4. Dollar Tree, Inc.	16. Royal Caribbean Cruises, Ltd.
5. Expeditors International of Washington, Inc.	17. US Foods Holding Corp.
6. Kohl’s Corporation	18. XPO Logistics, Inc.
7. Performance Food Group Company	19. YUM! Brands Inc.
8. Republic Services, Inc.
9. Royal Caribbean Cruises Ltd.
10. US Foods Holding Co.
11. XPO Logistics, Inc.

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The changes aimed to more closely position us near the median of the peer group across selected variables used to evaluate potential peers. The financial variables considered in the peer group redesign included revenue, enterprise value, market capitalization, assets, and adjusted operating margin. Additionally, the Committee selected companies that generally focus on providing business services, have a logistics-centered business model, have a repeatable business model and are consumer facing with large workforces. See below for a comparison of how we compare to the peer group for select financial metrics.

1	All data sourced from S&P Capital IQ as of November 2019; revenue and operating margin are measured on a trailing 12-month basis, and enterprise value reflects a six-month average as of October 2019.

FY 2020 Performance Peer Group for Relative Total Shareholder Return

The Committee also worked with Meridian to develop a Performance Peer Group to be used in determining relative total shareholder return performance for PSUs granted in FY 2020 (November 2019 grant) covering the FY 2020 – FY 2022 performance period.

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The Performance Peer Group generally consists of companies in the FY 2020 Compensation Peer Group as well as a broader list of organizations that compete with us for investors’ dollars and face similar business dynamics and challenges, including peers located outside the U.S. (e.g., Compass Group, Sodexo). Share price correlation analysis was used to identify companies whose share price movement has historically aligned with ours. The Committee believes that generally higher-correlated companies should be those which are similarly affected by macro-level factors, and out- or under-performance against that of a highly correlated group should be evidence of results driven by management. Each potential market peer company was then reviewed based on capital structure and share price volatility. Finally, and most critically, the Committee reviewed business model/industry alignment, with management input. The FY 2020 Performance Peer Group consists of the following companies:

FY 2020 Performance Peer Group (Relative TSR Peer Group for FY 2020 – FY 2022 PSUs)
1. ABM Industries Inc.	14. EMCOR	27. McDonald’s Corporation	40. Sodexo S.A.
2. Autogrill S.p.A.	15. Expeditors International	28. Mondelez International	41. SSP Group
3. C.H. Robinson Worldwide	16. FedEx Corporation	29. Norwegian Cruise Line	42. Starbuck Corporation
4. Carnival Corporation & Plc	17. Healthcare Service Group	30. Old Dominion Freight Line	43. Sysco Corporation
5. CBRE Group, Inc.	18. Hilton Worldwide Holdings	31. PepsiCo, Inc.	44. Madison Square Garden
6. Cinemark Holdings, Inc.	19. Hyatt Hotels Corporation	32. Premier, Inc.	45. The Wendy’s Company
7. Cintas Corporation	20. ISS A/S	33. Rentokil Initial plc	46. UniFirst Corporation
8. Compass Group PLC	21. J.B. Hunt Transport Svcs.	34. Republic Services, Inc.	47. United Parcel Service, Inc.
9. Darden Restaurants	22. Jones Lang LaSalle	35. Restaurant Brand Int’l	48. Waste Connection, Inc.
10. Domino’s Pizza	23. Landstar System, Inc.	36. Robert Half International	49. Waste Management, Inc.
11. Dunkin’ Brands	24. Manpower Group Inc.	37. Royal Caribbean Cruises	50. Wyndham Destinations
12. Elior Group S.A.	25. Marriott International	38. Ryder System, Inc.	51. YUM! Brands, Inc.
13. Elis SA	26. Marriott Vacations	39. Service Corporation

Survey Data

In evaluating the compensation of certain of our NEOs, the Compensation Committee also references certain survey data. In 2019, the Committee referred to, in part, peer group data and a subset of the Willis Towers Watson 2018 CDB General Industry Executive Compensation Survey that is size-adjusted through regression analysis based on our revenue, to perform a market check of the individual components of compensation and total compensation for Ms. McKee, Mr. Bethel, Ms. Harrington, and Mr. Reynolds. We do not consider any specific company included in the survey to be a material factor in the review of the compensation of our NEOs. When making pay decisions the Committee generally targets the market median of survey data but retains flexibility to position employees above or below median based on employee experience, skill-set, and performance.

Independence of the Compensation Consultant

The Committee’s independent compensation consultant is selected and retained by the Committee to advise on executive and director compensation and it is not intended that the consultant will do any other work for the Company. The independent compensation consultant to the Committee was Frederic W. Cook (FW Cook) until January 2019, Pay Governance, LLC (Pay Governance) from January 2019 through October 2019, and Meridian Compensation Partners, LLC (Meridian) beginning October 2019. The Committee considered FW Cook’s, Pay Governance’s, and Meridian’s independence and determined that the engagements did not raise any conflict of interest or other issues that would adversely impact their independence, including using the six factors set forth in the SEC and New York Stock Exchange rules regarding compensation advisor conflict of interest and independence. Accordingly, the Committee determined FW Cook, Pay Governance, and Meridian to be independent and free from conflicts of interest. During FY19, none of FW Cook, Pay Governance, or Meridian provided other services to the Company outside of its relationship with the Committee.

As part of its normal practice, the Committee periodically considers whether to change consultants. A search for a new consultant was conducted in late 2018, and Pay Governance was selected. In October 2019, in light of membership changes to the Committee, the Committee engaged Meridian as its independent compensation consultant. Meridian will not provide services to the Company outside of its role as independent advisor to the Committee.

Role of Independent Compensation Consultant

The Compensation Committee’s independent compensation consultant provides the Committee with general services related to executive and director compensation each year. These services include market intelligence, compensation trends, suggestions about compensation program design, general views on specific requests to the Compensation

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Committee from management regarding compensation program design or decisions, the review of the peer group, benchmarking executive pay against the peer group and against the broader market for executive talent, and an analysis of the risk profile of the compensation system. In particular years, the services also have included thorough analyses of various compensation issues.

Specifically, with respect to FY 2019 compensation decisions, FW Cook:

•

Analyzed pay levels and market practice to assess whether NEO salaries and target bonus opportunities support the competitiveness of the Company’s compensation programs and were aligned with our performance and compensation philosophy; and

•

Reviewed Mr. Foss’s compensation compared to the peer group and analyzed his equity awards to assist the Committee with setting his pay, linking pay to financial performance and shareholder experience and encouraging retention

With respect to FY 2019, Pay Governance:

•	Evaluated competitiveness of executive compensation and benefit programs, including base salary, annual incentives, long-term incentives, executive benefits, perquisites, and severance provisions;

•	Reviewed the Company’s peer group;

•	Evaluated competitiveness of Company’s Board of Director compensation program;

•	Provided the Committee an update on trends in executive compensation and benefits among public organization and on regulatory, legislative, and other relevant developments; and

•	Advised the Committee on the elements of compensation to be included in the compensation package for our new CEO, John Zillmer.

At the request of the Compensation Committee, a representative of FW Cook or Pay Governance regularly attended the Compensation Committee’s meetings during FY 2019. It is expected that a representative of Meridian will regularly attend Compensation Committee meetings during FY 2020.

While Meridian was not engaged until after the end of FY 2019, Meridian did review compensation decisions related to Aramark’s 2019 annual incentive and long-term incentive attainment. During the first quarter of 2020, Meridian also advised the Committee with respect to modifications related to Aramark’s annual and long-term incentive plan design and its compensation peer group.

Interaction of the Compensation Committee with Executive Officers and Others

CEO: The Committee regularly seeks input from the CEO on the performance of his direct reports including other NEOs and his views on how performance metrics and goals will motivate other executives and the workforce. The Committee also discusses with the CEO matters relating to the retention of key executives and employees and seeks his input on his performance results and his objectives. Mr. Foss acted in this capacity through the date he stepped down as Chairman, President & CEO. We expect Mr. Zillmer to act in a similar capacity during FY 2020.

EVP, Human Resources: The Compensation Committee regularly asks Ms. McKee, Executive Vice President, Human Resources to attend portions of the Compensation Committee’s meetings in order to discuss compensation design and award issues, allow her to review and respond to suggestions about compensation matters and ask for her input about compensation decisions.

Other Executive Officers: As necessary, the Executive Vice President and CFO attends Compensation Committee meetings to discuss and review financial metrics relating to our compensation programs. Additionally, the General Counsel or the Senior Vice President and Deputy General Counsel attend Compensation Committee meetings to advise about legal requirements and provide regulatory updates.

In administering the annual cash and long term equity incentive plans of the Company, the Committee approves cash and equity awards to executives and/or recommends such approval by a subcommittee of the Committee (or, prior to February 2019, the Stock Committee), as appropriate, for purposes of obtaining certain exemptions under Rule 16b-3 of the Exchange Act. References in this proxy statement to actions taken by the Committee may, in certain circumstances, refer to actions formally taken by a subcommittee of the Committee or the Stock Committee in conjunction with additional corresponding actions taken by the full Committee.

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Long Term Incentive Grant Procedures

Timing of Awards: The Committee intends to make annual awards of long term equity incentives at its meeting held early in each fiscal year, typically in November. The Committee has in the past, and may in the future, make limited grants of long term incentives on other dates, including to retain key employees, to compensate an employee in connection with a promotion or to compensate newly hired executives for equity or other benefits lost upon termination of their previous employment or to otherwise induce them to join our Company.

Grant Date and Exercise Price: The grant date of long term incentives to executives may be the date of Compensation Committee approval or, if specified in the approval, a later date, including a date of subcommittee or Stock Committee approval if designated by the Compensation Committee. The exercise price of option grants is the closing market price of our common stock on the date of grant.

Stock Ownership Guidelines

The Compensation Committee has adopted the following stock ownership guidelines to help align the interests of each NEO with those of Aramark’s shareholders.

Executive	Title	Stock Ownership Guideline(1)
Mr. Sadove	Chairman	5x annual cash retainer
Mr. Zillmer	CEO	6x annual base salary
Mr. Bramlage	EVP & CFO	3x annual base salary
Ms. McKee	EVP, HR	3x annual base salary
Mr. Bethel	Chief Growth Officer	3x annual base salary
Ms. Harrington	General Counsel	3x annual base salary
Mr. Foss	Former Chairman, President & CEO	6x annual base salary
Mr. Reynolds	Former General Counsel	3x annual base salary

(1)

Multiple of base salary. Prior to attainment, absolute value is determined annually based on the then-current salary and the prior year’s average of month-end stock closing prices. Mr. Sadove’s stock ownership requirement is consistent with the requirement for Company Directors, as described in the Director Compensation section of this proxy statement.

For purposes of determining compliance with the guidelines, shares included are limited to those that are (1) directly or indirectly beneficially owned (held indirectly, such as through family trusts or by immediate family members) or (2) unvested restricted stock units or restricted shares. Therefore, unexercised vested and unvested stock options and unearned or unvested PSUs or performance restricted stock are not considered when determining compliance with the guidelines.

These guidelines require that the specified amount be attained by the fifth anniversary of the later of (1) the date the named executive officer became subject to their current ownership guideline or (2) November 10, 2015 (the date this timing requirement was adopted). If a named executive officer has not attained the guideline amount by such date, one half of all shares delivered upon vesting of awards held by such NEO (net of withholding for tax obligations) must be retained until the guideline amount has been attained.

All of our named executive officers have met or are on track to meet/exceed their ownership guideline by their target ownership date.

Prohibitions on Hedging and Restrictions on Pledging

The Company’s Securities Trading Policy restricts pledging and prohibits our directors, officers and employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of Aramark stock (including swaps, forwards, options, futures, collars, exchange funds and other derivative transactions or arrangements). While this policy applies to all executives and directors, the prohibition on hedging does not apply to Mantle Ridge. None of our directors or named executive officers or other executive officers has currently pledged Aramark stock.

Clawback Policy

The Compensation Committee and Board approved a robust incentive compensation recoupment, or “clawback” policy for executive officers and CEO direct reports in fiscal 2015. This policy provides that if an individual was

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overpaid incentive compensation (annual incentive and performance-based long-term incentives) as a result of reported financial or operating results that were misstated and that such person engaged in misconduct that contributed to a misstatement, the Company may seek to recover the amount of any overpayment or cancel such excess incentive compensation. In November 2018, the Compensation Committee expanded the scope of the policy to cover approximately 165 executives and to provide that the Company can recover incentive compensation if an executive commits a material violation of law that results in significant economic or reputational damage to the Company.

Compensation Risk Disclosure

As part of its responsibility to set appropriate executive compensation, the Committee annually considers balance in the compensation program and its impact on Aramark’s risk management profile.

Specifically, in 2019, the Compensation Committee considered whether the mix of performance-based pay, the performance metrics and the degree of difficulty of the performance goals was sufficient to encourage management to strive for strong performance without encouraging risk taking beyond established risk parameters. The Committee also considered the input of its independent compensation consultants, FW Cook and Pay Governance, regarding the risk profile of the compensation program as well as various factors that would mitigate risks associated with Aramark’s compensation program. These factors include: an effective balance between the cash and equity mix and short and long-term focus; the use of multiple performance metrics for annual incentive programs; substantial stock ownership guidelines; a clawback policy; an anti-hedging policy; and independent committee oversight of the compensation programs.

After discussing all such matters, the Compensation Committee determined that in relation to 2019, Aramark’s compensation program is appropriately structured and does not motivate individuals or groups to take risks that are reasonably likely to have a material adverse effect on the Company.

Impact of Regulatory Requirements on Executive Compensation

Sections 280G and 4999. Sections 280G and 4999 of the Internal Revenue Code (the “Code”) limit our ability to take a tax deduction for certain “excess parachute payments” (as defined in the Code) and impose excise taxes on each executive that receives “excess parachute payments” in connection with his or her severance and other payments from us that are contingent on or in connection with a change of control.

The Compensation Committee considered the adverse tax liabilities imposed by Sections 280G and 4999 of the Code, as well as other competitive factors, when it structured certain post-termination compensation payable to our named executive officers. The potential adverse tax consequences to us and/or the executive, however, are not necessarily determinative factors in such decisions. Our 2007 employment agreement with Ms. McKee requires us to make a gross-up payment to compensate her for any excise taxes (and income taxes on such gross-up payment) that she incurs under Section 4999 of the Code. Subsequently, as market practices changed, the Compensation Committee determined it would no longer provide such gross-up payments in new agreements entered into with executive officers. As a result, no gross-up payment provisions were included in the employment agreements entered into with Messrs. Zillmer, Foss, Bramlage, Reynolds, and Bethel and Ms. Harrington.

Section 162(m). Section 162(m) of the Code (“Section 162(m)”) generally disallows a tax deduction to a public corporation for compensation over $1,000,000 paid in any fiscal year to a company’s chief executive officer or other named executive officers (excluding the company’s principal financial officer, in the case of tax years commencing before 2018). However, in the case of tax years commencing before 2018, the statute exempted qualifying performance-based compensation from the deduction limit if certain requirements were met. Section 162(m) was amended in December 2017 by the Tax Cuts and Jobs Act to eliminate the exemption for performance-based compensation (other than with respect to payments made pursuant to certain “grandfathered” arrangements entered into prior to November 2, 2017) and to expand the group of current and former executive officers who may be covered by the deduction limit under Section 162(m). While Aramark’s shareholder approved incentive plans were previously structured to provide that certain awards could be made in a manner intended to qualify for the performance-based compensation exemption, that exemption will no longer be available for the current and future tax years (other than with respect to certain “grandfathered” arrangements as noted above).

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K and in this Proxy Statement relating to our 2020 Annual Meeting of Shareholders. Submitted by the Compensation Committee of the Board:

Susan Cameron, Chairman

Richard W. Dreiling

Paul C. Hilal

Stephen I. Sadove

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COMPENSATION TABLES

2019 Summary Compensation Table

The following tables, narrative and footnotes discuss the compensation of our Chairman, who served in the Office of the Chairman, at the end of the 2019 fiscal year, the Chief Financial Officer, the three other most highly compensated executive officers serving at the end of fiscal 2019, our former President and Chief Executive Officer and our former General Counsel who are referred to as named executive officers or NEOs.

Name and Principal position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non- Equity Incentive Plan Compen- sation(4) ($)	Change in Pension value And Non- Qualified Deferred Compensation Earnings(5) ($)	All Other Compen- sation(6) ($)	Total ($)

Stephen I. Sadove, Member, Office of the Chairman(7)	2019	155,907	—	160,001	—	—	—	12,727	328,635

Stephen P. Bramlage, EVP and Chief Financial Officer, Member, Office of the Chairman	2019	757,541	—	2,100,022	900,004	682,729	1,315	72,180	4,513,791
	2018	695,656	—	1,470,062	630,000	546,900	755	45,898	3,389,271
	2017	648,720	—	960,034	640,007	671,000	382	61,689	2,981,832

Lynn B. McKee, EVP, Human Resources Member, Office of the Chairman	2019	712,685	—	1,050,029	450,002	629,887	16,946	56,479	2,916,028
	2018	700,227	—	1,120,024	480,008	541,500	14,692	55,634	2,912,084
	2017	695,831	—	960,034	640,007	710,900	13,709	58,382	3,078,863

Keith Bethel, Chief Growth Officer	2019	474,610	—	1,050,029	450,002	372,980	3,123	59,886	2,410,631

Lauren Harrington, General Counsel, Member, Office of the Chairman	2019	380,624	—	794,623	340,506	242,600	2,252	40,184	1,800,788

Eric J. Foss, Former President and Chief Executive Officer	2019	1,700,005	—	8,400,013	3,600,008	2,937,600	5,500	317,391	16,960,517
	2018	1,700,004	—	7,801,697	3,505,894	2,629,400	4,160	317,753	15,958,908
	2017	1,700,000	—	6,388,467	4,467,809	3,451,900	3,239	313,583	16,324,998

Stephen R. Reynolds, Former General Counsel	2019	298,397	—	1,050,029	450,002	243,931	3,120	57,939	2,103,419
	2018	543,876	—	1,120,024	480,008	420,600	2,435	28,356	2,595,298
	2017	540,553	—	960,034	640,007	552,200	1,942	36,595	2,731,332

(1)

For fiscal years 2017, 2018 and 2019, Messrs. Foss, Bramlage, Bethel and Reynolds and Mses. McKee and Harrington each deferred a portion of their salaries under the 2007 Savings Incentive Retirement Plan. These amounts are reflected in the Salary column, and for fiscal 2019 are reflected in the Non-Qualified Deferred Compensation Table for Fiscal Year 2019. Salary total for Ms. Harrington reflects a portion prior to her promotion to General Counsel, while Salary total for Mr. Reynolds reflects a partial year for service prior to his April 1, 2019 retirement. In the case of Mr. Sadove includes base director fees at an annual rate of $100,000, as well as a Lead Director fee at an annual rate of $50,000, which was applied from January 30, 2019, through August 25, 2019, and a Chairman fee at an annual rate of $100,000 applied for the period from August 25, 2019 through the end of the 2019 fiscal year.

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(2)

Includes the aggregate grant date fair value of restricted stock units, performance stock units and performance stock awards granted in the respective fiscal year computed in accordance with FASB ASC Topic 718 (except in the case of Mr. Sadove, whose grants are described in Note 7 below). For additional information on the valuation assumptions, refer to Note 11 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 27, 2019. For performance stock units and performance stock awards, the grant date fair value reported is based upon the probable outcome of the performance condition at the grant date as described in the table below, which also identifies the grant date fair value at the highest level of performance:

	Fiscal 2017 Grants		Fiscal 2018 Grants		Fiscal 2019 Grants
	Probable Outcome ($)	Highest Level of Performance ($)	Probable Outcome ($)	Highest Level of Performance ($)	Probable Outcome ($)	Highest Level of Performance ($)

Stephen Bramlage	$640,022	$1,280,044	$1,050,033	$2,100,066	$1,500,021	$3,000,041

Lynn McKee	$640,022	$1,280,044	$800,011	$1,600,022	$750,010	$1,500,021

Keith Bethel	N/A	N/A	N/A	N/A	$750,010	$1,500,021

Lauren Harrington	N/A	N/A	N/A	N/A	$567,565	$1,135,130

Eric Foss	$4,258,978	$8,517,956	$5,572,642	$11,145,284	$6,000,009	$12,000,019

Stephen Reynolds	$640,022	$1,280,044	$800,011	$1,600,022	$750,010	$1,500,021

With regard to Mr. Foss, the table immediately above does not include certain awards granted in fiscal years 2017 and 2018 that are subject only to time-based and market-based conditions (relative total shareholder return), because these awards are not subject to any performance-based conditions that would vary the number of shares that vest if the relative total shareholder return condition is achieved. Based on the terms of the applicable PSU award agreements, Mr. Foss is entitled to continued vesting with respect to two-thirds (67%) of the total performance stock units granted in fiscal 2019 to extent such awards are earned based on actual performance at the end of the applicable performance period. The grant date fair value of awards with market-based conditions is determined based on a Monte Carlo simulation model for market-based total shareholder return.

(3)

Includes the aggregate grant date fair value of stock option awards granted in the respective fiscal year computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions, refer to Note 11 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 27, 2019. With regard to Mr. Foss, a portion of the stock options granted in fiscal years 2017 and 2018 have a market-based condition (relative total shareholder return). These options are not subject to any performance-based conditions that would vary the number of options that vest if the relative total shareholder return condition is achieved. The grant date fair value of these options with market-based conditions is determined based on a Monte Carlo simulation model for market-based total shareholder return.

(4)

For fiscal years 2017 and 2018, payments were made under a former annual incentive plan for certain of our executives. For 2019, all awards were paid under the Management Incentive Bonus Plan. Fiscal year 2019 payment to Mr. Reynolds reflects a pro-rata portion due to Mr. Reynolds given his retirement on April 1, 2019.

(5)	Includes amounts earned on deferred compensation in excess of 120% of the applicable federal rate, based upon the above-market return at the time the rate basis was set.

(6)	The following are included in this column for 2019:

a.

The aggregate incremental cost to us of the following perquisites: car allowance, premium payments for disability insurance, premium payments for an excess health insurance plan, payments for an executive physical, parking fees paid by the Company, financial planning and, for Mr. Foss and Mr. Bramlage, personal use of Company-owned tickets or the Company-owned suite at sports stadiums and arenas and for Mr. Foss costs associated with personal use of the Company aircraft and/or personal use of the Company’s fractional ownership of an additional aircraft and personal use of a Company-provided car and driver.

b.

With regard to Mr. Foss, $245,149 for Mr. Foss’s personal use of the Company aircraft and personal use of the Company’s fractional ownership of an additional aircraft. Pursuant to a resolution adopted by the Compensation Committee and an Aircraft Time Sharing Agreement entered into between Mr. Foss and the Company, Mr. Foss reimburses the Company for the amount by which the aggregate incremental cost to the Company attributable to his personal use of the Company aircraft exceeds $250,000 per year. The calculation of incremental cost for personal use of Company aircraft includes the variable costs incurred as a result of his personal flight activity, including charges for aircraft fuel, landing fees, and any travel expenses for the flight crew. The variable costs for the Company’s fractional ownership share include the regular hourly charge, the fuel variable charge, international flat fees and other fees. Mr. Foss is not reimbursed by the Company for any personal income taxes associated with his personal use of the Company aircraft or the Company’s fractional ownership share. Mr. Foss’s entitlement to personal use of the Company aircraft ended upon Mr. Foss’s separation from service on October 2, 2019.

c.

Premium payments for term life insurance or the Survivor Income Protection Plan as follows: for Mr. Bramlage, $1,176, for Ms. McKee, $8,251, for Mr. Bethel, $1,176, for Ms. Harrington, $1,176, for Mr. Foss, $1,176, and for Mr. Reynolds, $588.

d.

Amounts that constitute the Company match to the Savings Incentive Retirement Plan for fiscal 2019 of $14,250 for each of Messrs. Bramlage, Bethel, and Foss, and Mses. McKee and Harrington, and $14,031 for Mr. Reynolds.

e.

In connection with his separation from service, Mr. Foss is contractually owed payments associated with his termination (see Executive Transitions section of the CD&A for more details). Since Mr. Foss’s post-termination benefits are contingent on his October 2, 2019 separation and conditioned on his continuing compliance with his agreement not to compete with the Company for two years, the value of these post-termination benefits are not included in the Summary Compensation Table.

f.

With respect to Mr. Sadove, includes charitable contributions of $10,000 made in the name of Mr. Sadove in accordance with the company’s director charitable contribution matching program and the dollar value of dividend equivalents accrued in fiscal 2019 on DSUs granted prior to February 5, 2014 (the date the Company announced the payment of its first quarterly dividend), where dividends were not factored into the grant date fair value required to be reported for such awards.

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(7)

During the period from the date Mr. Foss stepped down as President and Chief Executive Officer until the date that Mr. Zillmer was appointed Chief Executive Officer, Mr. Sadove effectively served as Principal Executive Officer in the Office of the Chairman from August 25, 2019 to October 6, 2019. During this time he received no additional compensation beyond his compensation under our Non-Employee Director Compensation policy. Mr. Sadove’s salary amount includes $155,907 in cash retainer received as Board member during fiscal 2019. His stock comprises the grant date fair value of Mr. Sadove’s deferred stock units granted on January 30, 2019, for continued Board service through the day prior to the Company’s first annual meeting of shareholders that occurs after the grant date.

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Grants of Plan-Based Awards for Fiscal Year 2019

The following table provides information about equity and non-equity awards granted to our named executive officers in fiscal 2019.

				Estimated Future Payouts under Non-Equity Incentive Plan Awards(2) ($)			Estimated Future Payouts under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(3)
Name	Type(1)	Grant Date	Committee Meeting Date	Thres- hold	Target	Maxi- mum	Thres- hold	Target	Maxi- mum
Sadove	DSU	1/30/2019	1/30/2019							4,908			$160,001
Bramlage	ACI			194,488	777,950	1,517,003
	NQSOs(4)	11/15/2018	11/6/2018								107,656	$36.74	$900,004
	PSUs(5)	11/15/2018	11/6/2018				20,414	40,828	81,656				$1,500,021
	RSUs(6)	11/15/2018	11/6/2018							16,331			$600,001
McKee	ACI			179,435	717,738	1,399,589
	NQSOs(4)	11/15/2018	11/6/2018								53,828	$36.74	$450,002
	PSUs(5)	11/15/2018	11/6/2018				10,207	20,414	40,828				$750,010
	RSUs(6)	11/15/2018	11/6/2018							8,166			$300,019
Bethel	ACI			106,250	425,000	828,750
	NQSOs(4)	11/15/2018	11/6/2018								53,828	$36.74	$450,002
	PSUs(5)	11/15/2018	11/6/2018				10,207	20,414	40,828				$750,010
	RSUs(6)	11/15/2018	11/6/2018							8,166			$300,019
Harrington	ACI			69,350	277,398	540,926
	NQSOs(4)	11/15/2018	11/6/2018								4,845	$36.74	$40,504
	PSUs(5)	11/15/2018	11/6/2018				919	1,838	3,676				$67,528
	RSUs(6)	11/15/2018	11/6/2018							735			$27,004
	NQSOs(4)	3/4/2019	2/2/2019								23,511	$30.59	$150,000
	PSUs(5)	3/4/2019	2/2/2019				4,087	8,173	16,346				$250,012
	RSUs(6)	3/4/2019	2/2/2019							3,270			$100,029
	NQSOs(4)	8/8/2019	7/30/2019								20,520	$37.66	$150,001
	PSUs(5)	8/8/2019	7/30/2019				3,320	6,639	13,278				$250,025
	RSUs(6)	8/8/2019	7/30/2019							2,656			$100,025
Foss	ACI			850,000	3,400,000	6,630,000
	NQSOs(4)	11/15/2018	11/6/2018								430,623	$36.74	$3,600,008
	PSUs(5)	11/15/2018	11/6/2018				81,655	163,310	326,620				$6,000,009
	RSUs(6)	11/15/2018	11/6/2018							65,324			$2,400,004
Reynolds	ACI			139,367	557,466	1,087,059
	NQSOs(4)	11/16/2017	11/1/2017								53,828	$36.74	$450,002
	PSUs(5)	11/16/2017	11/1/2017				10,207	20,414	40,828				$750,010
	RSUs(6)	11/16/2017	11/1/2017							8,166			$300,019

(1)	DSU = Deferred Stock Unit; ACI = Annual Cash Incentive; NQSO = Non-Qualified Stock Option; RSU = Restricted Stock Unit; PSU = Performance Stock Unit

(2)	The amounts represent the threshold, target, and maximum payouts under the Management Incentive Bonus Plan for the 2019 performance period.

(3)

This column shows the full grant date fair value of non-qualified stock options, restricted stock units and performance stock units granted to our named executive officers in fiscal 2019 under FASB ASC Topic 718. The grant date fair value for performance stock units granted in fiscal 2019 assumes achievement of the target amount. For additional information on the valuation assumptions, refer to Note 11 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 27, 2019. These amounts do not correspond to the actual value that will be received by the named executive officers.

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(4)	These stock options were granted under the 2013 Stock Plan, vest 25% annually over four years and have a ten-year term, subject to grantee’s continued employment.

(5)

These performance stock units were granted under the 2013 Stock Plan and vest at the end of fiscal 2020, provided that the performance targets, based on adjusted earnings per share and ROIC, are met for the three-year period ending October 1, 2021.

(6)	These restricted stock units were granted under the 2013 Stock Plan and vest annually 25% per year over four years, subject to the grantee’s continued employment.

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Outstanding Equity Awards at 2019 Fiscal Year-End

The following table provides information with respect to outstanding equity awards held by our NEOs at 2019 fiscal year-end.

		Option Awards					Stock Awards
Name	Type	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(2) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Sadove(7)	DSUs						4,908	$211,142
Bramlage	NQSOs	89,888	—		$31.40	4/6/2025
	NQSOs	50,685	16,897		$32.65	11/20/2025
	NQSOs	37,824	37,827		$34.08	11/18/2026
	NQSOs	18,000	54,000		$40.74	11/16/2027
	NQSOs	—	107,656		$36.74	11/15/2028
	PSUs(3)								67,702	$2,912,557
	RSUs(4)						31,866	$1,370,879
McKee(8)	NQSOs(5)	250,000	—		$11.63	6/22/2021
	NQSOs	94,518	—		$16.21	7/9/2023
	NQSOs	25,828	—		$16.21	7/31/2021
	NQSOs	30,817	—		$23.92	12/20/2023
	NQSOs	77,202	—		$28.66	11/19/2024
	NQSOs	50,685	16,897		$32.65	11/20/2025
	NQSOs	37,824	37,827		$34.08	11/18/2026
	NQSOs	13,714	41,144		$40.74	11/16/2027
	NQSOs	—	53,828		$36.74	11/15/2028
	PSUs(3)								40,756	$1,753,326
	RSUs(4)						21,716	$934,209
Bethel	NQSOs	10,342	—		$20.00	12/11/2023
	NQSOs	7,705	—		$23.92	12/20/2023
	NQSOs	19,301	—		$28.66	11/19/2024
	NQSOs	15,840	5,280		$32.65	11/20/2025
	NQSOs	20,094	20,096		$34.08	11/18/2026
	NQSOs	10,285	30,858		$40.74	11/16/2027
	NQSOs	—	53,828		$36.74	11/15/2028
	PSUs(3)								35,734	$1,537,295
	RSUs(4)						16,173	$695,750
Harrington	NQSOs	10,000	—		$12.76	12/7/2021
	NQSOs	9,452	—		$16.21	7/9/2023
	NQSOs	3,082	—		$23.92	12/20/2023
	NQSOs	9,651	—		$28.66	11/19/2024
	NQSOs	4,275	1,428		$32.65	11/20/2025
	NQSOs	3,190	3,193		$34.08	11/18/2026
	NQSOs	1,714	5,144		$40.74	11/16/2027
	NQSOs	—	4,845		$36.74	11/15/2028
	NQSOs	—	23,511		$30.59	3/4/2029
	NQSOs	—	20,520		$37.66	8/8/2029
	PSUs(3)								19,250	$828,142
	RSUs(4)						15,829	$680,944

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		Option Awards					Stock Awards
Name	Type	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(2) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Foss(8)	NQSOs(5)	1,450,000	—		$13.90	6/6/2022
	NQSOs	1,247,638	—		$16.21	6/20/2023
	NQSOs	342,998	—		$16.21	7/31/2022
	NQSOs	770,417	—		$23.92	12/20/2023
	NQSOs	627,262	—		$28.66	11/19/2024
	NQSOs	313,620	104,543		$32.65	11/20/2025
	NQSOs	234,042	234,044		$34.08	11/18/2026
	NQSOs(6)	84,857	254,572	102,858	$40.74	11/16/2027
	NQSOs	—	430,623		$36.74	11/15/2028
	PSUs(3)								342,367	$14,728,628
	RSUs(4)						149,325	$6,423,962
Reynolds(8)(9)	NQSOs	67,582	—		$32.65	11/20/2025
	NQSOs	56,736	—		$34.08	11/8/2026
	NQSOs	27,428	—		$40.74	11/16/2027
	NQSOs	13,457	—		$36.74	11/15/2028
	PSUs(3)								20,281	$872,497

(1)

The amounts in this column are time vesting and performance based options that have vested, generally based on the vesting schedules described below in footnote 2, provided that a certain portion of these options which were subject to performance conditions may have vested at an earlier or later time when such performance conditions were satisfied.

(2)

These are options subject to time vesting and, other than as set forth below, vest 25% per year over four years from the date of grant, provided that the named executive officer is still employed, with certain exceptions (disability, retirement or death). See “Potential Post-Employment Benefits”. Other than as set forth below, all options were granted on the date that is ten years prior to the listed expiration date. Certain options included in this column were granted in connection with an equity exchange offer in fiscal 2013 and have vesting schedules based upon the original vesting schedule of the award that was exchanged, as set forth below.

Name	Expiration Date	Grant Date	Vesting Schedule
McKee	July 31, 2021	July 31, 2013	One-third on each of December 15, 2013, 2014 and 2015
Foss	July 31, 2022	July 31, 2013	25% on each of December 15, 2013, 2014, 2015 and 2016

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(3)

Unless otherwise noted, these are performance stock units, subject to equally weighted three-year cumulative adjusted EPS and ROIC performance conditions, that are not eligible to vest prior to the end of the performance period, and vest provided that the named executive officer is still employed on such dates with certain exceptions (disability, retirement, retirement with notice, or death). See “Potential Post-Employment Benefits”. Performance stock units accrue dividend equivalent units that are delivered only upon vesting of the underlying shares and such accrued dividend equivalent units are included in the table. In all cases, outstanding awards are reflected at target. The awards vest between 50% and 200% of the target amount based on actual performance during the performance periods, assuming the threshold performance requirement is met. With regard to Mr. Foss and as shown in the table below, 37,664 of these performance stock units are also subject to a relative TSR market condition, in addition to EPS and ROIC, within the same performance period. Additionally, Mr. Foss has 15,066 performance restricted stock units outstanding that only vest at target subject to a relative TSR market condition within the performance periods defined below. With regards to Mr. Reynolds these reflect pro rata amounts in accordance with the retirement provisions applicable to his awards, as set forth below.

Name	Award Date	Number of Unearned Shares or Units at Target (#)	Number of Unearned Shares or Units at Maximum (#)	Performance Condition	Performance Period End Date
Bramlage	11/16/2017	26,365	52,731	EPS and ROIC	10/2/2020
	11/15/2018	41,337	82,674	EPS and ROIC	10/1/2021
McKee	11/16/2017	20,088	40,175	EPS and ROIC	10/2/2020
	11/15/2018	20,669	41,337	EPS and ROIC	10/1/2021
Bethel	11/16/2017	15,066	30,132	EPS and ROIC	10/2/2020
	11/15/2018	20,669	41,337	EPS and ROIC	10/1/2021
Harrington	11/16/2017	2,511	5,023	EPS and ROIC	10/2/2020
	11/15/2018	1,861	3,722	EPS and ROIC	10/1/2021
	3/4/2019	8,221	16,422	EPS and ROIC	10/1/2021
	8/8/2019	6,657	13,314	EPS and ROIC	10/1/2021
Foss	11/16/2017	37,664	75,328	EPS, ROIC and TSR	10/2/2020
	11/16/2017	15,066	15,066	TSR Only	10/2/2020
	11/16/2017	124,291	248,581	EPS and ROIC	10/2/2020
	11/15/2018	165,346	330,692	EPS and ROIC	10/1/2021
Reynolds	11/16/2017	13,392	26,783	EPS and ROIC	10/2/2020
	11/15/2018	6,890	13,779	EPS and ROIC	10/1/2021

(4)

These are restricted stock units that are subject to time-vesting conditions and vest in four equal annual installments, except for Ms. Harrington’s August 9, 2018 award, which vests 100% after three years, provided that the named executive officer is still employed by us on such dates, with certain exceptions (disability, retirement, retirement with notice or death). See “Potential Post-Employment Benefits”. The number of restricted stock units listed includes dividend equivalents accrued with respect to such award:

Name	Award Date	Number of Shares or Units of Stock That Have Not Vested (#)	Name	Award Date	Number of Shares or Units of Stock That Have Not Vested (#)
Bramlage	11/20/2015	2,564	Harrington	11/20/2015	219
	11/18/2016	4,857		11/18/2016	411
	11/16/2017	7,911		11/16/2017	754
	11/15/2018	16,535		8/9/2018	7,747
McKee	11/20/2015	2,564	Foss	11/15/2018	744
	11/18/2016	4,857		3/4/2019	3,289
	11/16/2017	6,027		8/8/2019	2,663
	11/15/2018	8,268		11/16/2017	15,066
Bethel	11/20/2015	803		11/20/2015	15,854
	11/18/2016	2,581		11/18/2016	30,044
	11/16/2017	4,521		11/16/2017	37,288
	11/15/2018	8,268		11/15/2018	66,138

(5)	Exercise price reflects the reduction of $1.06 per share, in connection with the spin-off of Seamless Holdings by the Company on October 26, 2012.

(6)

Mr. Foss has 102,858 stock options awarded in FY18 subject to a relative TSR market condition for a three-year period ending 10/2/2020 that are not eligible to vest until the end of the performance period.

(7)

Reflects Mr. Sadove’s fiscal 2019 deferred stock units granted on January 30, 2019, for continued Board service through the day prior to the Company’s first annual meeting of shareholders that occurs after the grant date.

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(8)

If a participant’s service with the Company or any of its subsidiaries terminates due to retirement (as defined in the 2013 Stock Plan), the installment of stock options and restricted stock units that are scheduled to vest on the next vesting date following such termination will immediately vest. With regard to performance based awards, a participant is eligible to vest in portion of the award proportionate to the timing of the retirement and performance period (subject to achievement of the performance targets). Beginning with awards granted in fiscal 2018, if a participant’s service with the Company or any of its subsidiaries terminates due to retirement with notice (as defined in the 2013 Stock Plan), the next two installments of outstanding unvested equity awards will remain outstanding and eligible to vest on their original terms (with vesting of performance based equity incentives to remain subject to the achievement of the relevant performance condition), without regard to a requirement that the executive remain in service with the Company. Additionally, in such event of retirement with notice, any vested stock options granted beginning in fiscal 2018 would remain exercisable for up to three years following the later of such retirement with notice or applicable vesting date. Messrs. Foss and Reynolds and Ms. McKee were retirement eligible as of the end of fiscal 2019. Only Ms. McKee is retirement with notice eligible as of the end of fiscal 2019. For information on the value of equity awards which would have vested upon retirement as of the end of fiscal 2019, see the table of estimated payments presented in “Potential Post-Employment Benefits” below.

(9)	Following his retirement, all of Mr. Reynolds’s outstanding NQSOs will expire on April 1, 2020.

Option Exercises and Stock Vested Table for Fiscal Year 2019

The following table sets forth information with respect to the named executive officers concerning the exercise of options and the vesting of restricted stock units, performance stock units, deferred stock units, and shares of performance restricted stock in fiscal 2019.

Name	Option Awards		Stock Awards
	Number Of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)(1)	Number Of Shares Acquired On Vesting(2)(3) (#)	Value Realized On Vesting(1) ($)

Sadove(4)			3,565	$ 114,223

Bramlage			80,490	$ 3,093,187

McKee	100,000	$2,005,000	79,455	$ 3,076,224

Bethel			33,651	$ 1,331,918

Harrington			7,099	$ 274,556

Foss			497,273	$18,791,348

Reynolds	238,746	$4,036,302	79,455	$ 3,076,224

(1)

Value realized on exercise and vesting is calculated based upon the closing price of our common stock on the NYSE at the date of exercise or vesting, as applicable and includes accrued cash dividends, where applicable.

(2)

This column includes restricted stock units, performance stock units, deferred stock units, and shares of performance restricted stock that have vested during the fiscal year. For restricted stock units, performance stock units, and deferred stock units, the number of shares acquired on vesting includes dividend equivalents.

(3)

For each named executive officer, shares actually delivered upon vesting of restricted stock units, performance stock units and shares of performance restricted stock were net of amounts withheld related to taxes.

(4)

Represents Mr. Sadove’s DSUs that vested on January 29, 2019 for his services for the period ending on January 29, 2019. Mr. Sadove has elected to defer distribution of these shares until the first day of the seventh month after the date he ceases to serve on the Board.

Pension Benefits for Fiscal 2019

No named executive officer participated in a pension benefit plan during fiscal 2019.

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Non-Qualified Deferred Compensation for Fiscal Year 2019

Our named executive officers (except Mr. Sadove) are eligible to participate in two deferred compensation plans: the Second Amended and Restated Aramark Savings Incentive Retirement Plan and the Third Amended and Restated Aramark 2005 Deferred Compensation Plan, each of which is discussed in further detail below. Mr. Sadove is eligible to participate in the Third Amended and Restated 2005 Deferred Compensation Plan as a director. See “Director Compensation” Ms. McKee participated in predecessor plans to the 2007 Savings Incentive Retirement Plan and retains balances in these older plans, all of which are reflected in the table.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance At Last FYE(3)(4) ($)

Bramlage

2007 SIRP	70,042	14,250	8,847	—	238,930

2005 Deferred Comp Plan	—	—	—	—	—

McKee

2007 SIRP	42,761	14,250	114,009	—	2,447,398

2005 Deferred Comp Plan	—	—	—	—	—

Bethel

2007 SIRP	37,969	14,250	21,009	—	478,409

2005 Deferred Comp Plan	—	—	—	—	—

Harrington

2007 SIRP	22,552	14,250	15,151	—	347,353

2005 Deferred Comp Plan	—	—	—	—	—

Foss

2007 SIRP	102,000	14,250	37,001	—	847,270

2005 Deferred Comp Plan	—	—	—	—	—

Reynolds

2007 SIRP	28,062	14,031	18,540	—	414,278

2005 Deferred Comp Plan	—	—	2,451	—	51,843

(1)

All amounts in this column were deferred under the 2007 Savings Incentive Retirement Plan during fiscal 2019; such amounts are included in the named executive officer’s salary amount in the Summary Compensation Table.

(2)

These amounts constitute the Company matching contributions to the 2007 Savings Incentive Retirement Plan for FY 2019, which were made in November 2019. These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)

To the extent that participants’ earnings on their account balances for the 2007 Savings Incentive Retirement Plan and the Third Amended and Restated 2005 Deferred Compensation Plan exceeded 120% of the applicable federal rate, those excess earnings were reported in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column of the Summary Compensation Table as follows: for Mr. Bramlage, $1,315, for Ms. McKee, $16,946, for Mr. Bethel, $3,123, for Ms. Harrington, $2,252, for Mr. Foss, $5,500, and for Mr. Reynolds, $3,120.

(4)

The Aggregate Balance at Fiscal Year End includes amounts that were reported in the Summary Compensation Table for the last three fiscal years as follows: for Mr. Bramlage, $176,367, for Ms. McKee, $200,427, for Mr. Foss, $348,591, for Mr. Reynolds, $161,872.

The Second Amended and Restated Aramark Savings Incentive Retirement Plan enables our named executive officers to defer up to 25% of their base salaries, which become our unfunded deferral obligations. We credit the deferral amounts with interest at the Moody’s Long Term Corporate Baa Bond Index rate for October of the previous year, which was 5.07% beginning January 1, 2019. From October 1, 2018 until December 31, 2018, we credited amounts deferred with an interest rate equal to 4.32%. Employees who participate in the Savings Incentive Retirement Plan are eligible to receive a Company matching contribution equal to 25-75% of the first 6% of their salary deferred up to the Internal Revenue Code maximum deferral limit ($19,000 for fiscal 2019). This match is intended to replicate what the employee would have received if he or she had been able to participate in our 401(k) plans. For fiscal 2019, the Company matching contribution was 75%. Participants in the Savings Incentive Retirement Plan may only make account withdrawals if there occurs an unforeseeable emergency as defined in the plan and the withdrawal is approved by the plan administrative committee. Company match amounts are not available for a hardship withdrawal. The Savings Incentive Retirement Plan is settled in cash following termination of employment and in compliance with certain requirements of Section 409A of the Internal Revenue Code.

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Named executive officers may defer receipt of part or all of their cash compensation under our Third Amended and Restated Aramark 2005 Deferred Compensation Plan. The Third Amended and Restated Aramark 2005 Deferred Compensation Plan allows executives to save for retirement in a tax-deferred way at minimal cost to us. Under this unfunded Plan, amounts deferred by the executive are credited with interest at the Moody’s Long Term Corporate Baa Bond Index rate for October of the previous year, which was 5.07% beginning January 1, 2019. From October 1, 2018, until December 31, 2018, we credited amounts deferred with an interest rate equal to 4.32%. The 2005 Deferred Compensation Plan permits participants to select a payment schedule at the time they make their deferral election, subject to a three-year minimum deferral period as long as the participant remains employed by us. All or a portion of the amount then credited to a deferral account may be withdrawn, if the withdrawal is necessary in light of a severe financial hardship.

The interest rate for both the Savings Incentive Retirement Plan and the Third Amended and Restated Aramark 2005 Deferred Compensation Plan will be adjusted on January 1, 2020, based on the Moody’s Long Term Corporate Baa Bond Index rate for October 2019 which is 3.93%.

Potential Post-Employment Benefits

Our named executive officers may be eligible to receive benefits in the event their employment is terminated (1) upon their retirement, disability or death, (2) by Aramark without cause (or by the executive in certain cases of “good reason”), or (3) in certain circumstances following a change of control. The amount of benefits will vary based on the reason for the termination.

The following sections present a discussion and calculations, as of September 27, 2019, of the estimated benefits the named executive officers would receive in these situations. Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions discussed in the footnotes to the table and may not represent the actual amount an executive would receive if an eligible termination event were to occur.

Each of our named executive officers (other than Mr. Sadove who is only eligible for accelerated vesting of unvested deferred stock units upon a Change of Control) has entered into an agreement relating to employment and post-employment competition, which we refer to herein as an employment agreement. In addition to the amounts disclosed in the following sections, each of our named executive officers would retain the amounts which he or she has earned or accrued over the course of his or her employment prior to the termination event, such as the executive’s balances under our deferred compensation plans and previously vested equity awards. For further information about previously earned and accrued amounts, see “Summary Compensation Table,” “Outstanding Equity Awards at 2019 Fiscal Year-End” and “Non-Qualified Deferred Compensation for Fiscal Year 2019.”

Messrs. Bramlage and Bethel and Mses. McKee and Harrington

Termination without Cause / Resignation for Good Reason in the Absence of a Change of Control

If we terminate Messrs. Bramlage or Bethel or Mses. McKee or Harrington without cause, he or she will receive:

•	severance payments equal to his or her monthly base salary for 18 months (12 months in the case of Mr. Bethel) made in the course of our normal payroll cycle;

•

participation in our basic medical and life insurance programs during the period over which he or she receives severance payments, with the employee’s share of premiums deducted from the severance payments;

•	continuation of his or her car allowance payments during the severance period; and

•	all of his or her vested stock options, with 90 days following termination of employment to exercise, with all other unvested equity awards automatically canceled.

Termination without Cause / Resignation for Good Reason in Relation to a Change of Control

Our employment agreements with Mr. Bramlage and Mses. McKee and Harrington contain a “double trigger” change of control termination provision. If Mr. Bramlage’s or Mses. McKee’s or Harrington’s employment is terminated by us without cause during the two-year period (or three-year period, with respect to Ms. McKee) following a change of control (or his or her employment is terminated prior to such change of control either at the request of a party to the change of control transaction or otherwise in connection with or in anticipation of such change of control which subsequently occurs) or if he or she resigns with good reason (as defined in his or her employment agreement and

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described below), following a change of control, he or she would receive (in the case of Ms. McKee, in addition to severance payments described above under “Termination without Cause / Resignation for Good Reason in the Absence of a Change of Control”):

•

cash severance benefits based on a multiple of two times his or her base salary and two times his or her target bonus (or the prior year’s actual bonus, if higher) payable over a two-year period according to our payroll cycle;

•

a lump sum payment, within 40 days after his or her termination date, equal to the portion of his or her target bonus attributable to the portion of the fiscal year served prior to termination, plus any earned but unpaid amounts;

•	continued medical, life and disability insurance at our expense for a two-year period following termination;

•	outplacement counseling in an amount not to exceed 20% of base salary;

•	continued payment of his or her car allowance payments, if provided at the time of termination, for a period of 24 months; and

•

accelerated vesting of outstanding equity-based awards (as described below under “Change of Control Vesting of Equity Awards”) or retirement plan benefits as is specified under the terms of the applicable plans.

Termination for Cause / Resignation without Good Reason

Upon termination for cause or resignation without good reason, Messrs. Bramlage and Bethel and Mses. McKee and Harrington are not entitled to any severance benefits under their respective employment agreements and all vested stock options (on termination for cause) and unvested equity awards held by them would be immediately canceled. Termination for cause means termination of employment due to conviction or plea of guilty or nolo contendere to a felony, intentional fraud or dishonesty with regard to us that causes us demonstrable harm, willful and continuous failure to perform his or her lawfully assigned duties that are consistent with his or her position, willful violation of our Business Conduct Policy that causes material harm to us or our business reputation or intentionally working against our best interests, in each case after notice and failure to cure the conduct within 10 business days.

Retirement, Death or Disability

Messrs. Bramlage and Bethel and Mses. McKee and Harrington do not receive any special severance benefits upon retirement, death or disability, other than those under the Survivor Income Protection Plan and/or life insurance policies, as applicable, in the case of death (or, in the case of the Survivor Income Protection Plan, upon retirement after age 65). With regard to their equity awards, upon retirement (defined as reaching 60 years of age with five years of service), death or disability, Messrs. Bramlage and Bethel and Mses. McKee and Harrington are eligible to vest in one additional tranche of time-vesting equity awards and become vested in Performance Awards based on the following schedule: 1/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the retirement occurs during the first year of the three-year performance period, 2/3 of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the retirement occurs during the second year of the three-year performance, and all of the award is eligible to vest based on actual performance as measured at the end of the three-year performance period if the retirement occurs during the third year of the three-year performance period. In addition, vested stock options remain exercisable for one year following termination of employment due to death, disability or retirement. Beginning for awards granted in fiscal 2018, if any of these executives has been employed with the Company for at least five years, is at least 62 years old and gives the Company at least one year’s written notice of his or her intent to retire, then upon such a retirement with notice, the next two tranches of outstanding, unvested equity awards will remain outstanding and eligible to vest on their original terms (with the vesting of performance based equity incentives to remain subject to the achievement of the relevant performance condition), without regard to a requirement that the executive remain in service with the Company. Additionally, in such event of retirement with notice, any vested stock options granted beginning in fiscal 2018 would remain exercisable for up to three years following the later of such retirement with notice or applicable vesting date.

Change of Control Vesting of Equity Awards

In the event of a change of control with respect to equity awards granted under the 2013 Stock Plan, upon a termination without cause (or, if applicable, a resignation for good reason) during the two-year period following a change of control, all time-vesting equity awards become immediately vested and all Performance Awards will become vested (i) at the target level if the termination date occurs prior to the end of the performance period and (ii) based on the actual performance level if the termination date occurs on or after the end of the performance

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period; provided that in the case of equity awards granted subject to the achievement of a relative total shareholder return condition, the vesting will remain subject to the achievement of such condition.

280G Golden Parachute Provisions

Ms. McKee’s agreement provides that if the payments made to Ms. McKee were to result in excise taxes or interest and penalties under Section 4999 of the Internal Revenue Code, the Company is required to gross up the payments to Ms. McKee for the income or excise tax imposed. This gross-up provision ensures that Ms. McKee receives the full benefit of payments related to a change of control to which each is entitled. If a change of control were to have occurred at the end of fiscal 2019, excise tax would not have been imposed on Ms. McKee.

Each of Mr. Bramlage’s and Ms. Harrington’s agreement provides that if any payments in connection with a change of control of the Company would constitute excess parachute payments that are subject to excise taxes under Section 4999 of the Internal Revenue Code, such payments will be subject to a reduction to avoid any such excise taxes that may be due, if such reduction results in the executive retaining a greater after-tax amount than if executive received the full unreduced amount and paid all taxes (including the excise taxes) due. Neither is eligible to receive a gross-up payment in respect of any such excise taxes he or she may pay.

If a change of control were to have occurred at the end of fiscal 2019, excise tax would have been imposed on Ms. Harrington and she would have retained a greater after-tax amount if she paid the excise tax than if her payments were reduced. If a change of control were to have occurred at the end of fiscal 2019, excise tax would not have been imposed on Mr. Bramlage.

Restrictive Covenants

Messrs. Bramlage and Bethel and Mses. McKee and Harrington are each subject to (i) non-disclosure and non-disparagement obligations, (ii) a two-year non-competition covenant if his or her employment is terminated in the absence of a change of control, provided that such period of restriction is reduced to one year (or eighteen months, in the case of Mr. Bramlage) if he or she is terminated without cause or he or she resigns for good reason (Mr. Bramlage, Ms. McKee, and Ms. Harrington only), in each case, following a change of control, and (iii) a two-year non-solicitation covenant following his or her termination of employment.

Good Reason Definition

Good reason is defined in Mr. Bramlage’s and Mses. McKee’s and Harrington’s employment agreements as any of the following actions occurring after a change of control:

•	a decrease in base salary or target bonus;

•	a material decrease in aggregate employee benefits (or, with respect to Mr. Bramlage only, any decrease in pension benefit opportunities); or

•

diminution in title or substantial diminution in reporting relationship or responsibilities (other than solely as a result of a change of control in which the Company is no longer publicly held); or relocation of his or her principal place of business by 35 miles or more.

Mr. Bramlage and Mses. McKee and Harrington have twelve months to resign for Good Reason from the time he or she first becomes aware of the existence of Good Reason; provided that he or she must provide written notice that he or she is resigning for Good Reason within 90 days from the initial existence of good reason and the Company then has 30 days to cure the condition constituting good reason.

Definition of Change of Control

Change of control is defined in each of our named executive officers’ agreements (other than Mr. Bethel’s) relating to employment and post-employment competition to include the following:

•	an entity or group other than us, our former Sponsors or one of our employee benefit plans acquires more than 50% of our voting stock;

•

the Company experiences a reorganization, merger or sale or disposition of substantially all of our assets or we purchase the assets or stock of another entity unless the shareholders prior to the transaction own at least 50% of the voting stock after the transaction and no person owns a majority of the voting stock (unless that ownership existed before the transaction); or

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•

a majority of the members of the Board are replaced during any 12-month period and the new directors are not endorsed by a majority of the Board before the replacement or the replacement is not contemplated by our shareholders’ agreement (as in effect on the date such named executive officer entered into the employment agreement).

Mr. Foss

Termination without Cause in the Absence of a Change of Control when Retirement Eligible – Mr. Foss will be paid benefits in line with the contractual provisions detailed below and discussed in the Executive Transitions section of the CD&A.

Upon Mr. Foss’s departure from the Company, Mr. Foss became entitled to the following payments and benefits with the equity treatment detailed below pursuant to Mr. Foss’s retirement eligibility (i.e., 60 years of age with five years of Company service) per the terms of his outstanding equity awards:

•	a pro rata bonus for the year of termination based upon actual performance;

•	continued payment of his base salary for 24 months;

•	two times the prior year’s bonus (if any) paid over 24 months;

•	continued participation in the Company’s basic medical and life insurance programs on the same terms as prior to termination for a period of 24 months, both for Mr. Foss and for his dependents;

•	continued payment of his car allowance for 24 months;

•	continued vesting of one additional year of outstanding time-vesting RSUs

•	immediate vesting of time-vesting stock options that would have vested during the 24-month period following his termination; and

•

all of his vested stock options (including those that immediately vest as described above), with one year following termination of employment to exercise, with all other unvested equity awards automatically canceled.

•

performance contingent equity awards granted to Mr. Foss in FY 2017 and FY 2018 (for the FY 2017 – FY 2019 and FY 2018 – FY 2020 performance periods, respectively) will pay out at 100% of the target grant with actual payout based on achievement of performance conditions; performance contingent equity awards granted to Mr. Foss in FY 2019 for the FY 2019 – FY 2021 performance period will pay out at 2/3 of the target grant with actual payout based on achievement of performance conditions.

Restrictive Covenants

Non-equity payments to Mr. Foss described above are contingent on continued compliance with (i) non-disclosure and non-disparagement obligations and (ii) non-competition and non-solicitation provisions for the two-year period following his separation.

Mr. Reynolds

Retirement – Mr. Reynolds retired in FY 2019. Provisions related to his retirement are noted below.

Mr. Reynolds did not receive any special severance benefits upon retirement. Pursuant to the terms of the Company’s equity plans, in connection with his retirement, Mr. Reynolds became eligible to vest in one additional tranche of time-vesting equity awards and became eligible to vest in Performance Awards with respect to 1/3 of such award for Performance Awards granted in FY 2019, 2/3 of such award for Performance Awards granted in FY 2018, and the entire amount of such award for Performance Awards granted in FY 2017, in each case, on the original vesting date (subject to achievement of the applicable performance target(s)).

In addition, vested stock options remain exercisable for one year following retirement.

Estimated Benefits Upon Termination – Subject to Change

The following table shows potential payments to our named executive officers under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a termination of employment, assuming a September 27, 2019, termination date unless otherwise indicated and using the closing price of our

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common stock on the NYSE as of September 27, 2019 ($43.02). The named executive officers would also be eligible to receive their accrued deferred compensation (see “Nonqualified Deferred Compensation for Fiscal Year 2019”), which does not automatically accelerate upon a change of control, and the value of any vested stock options. Certain of the named executive officers have optional life insurance for which they pay 100% of the premium.

Name	Retirement ($)	Retirement with Notice ($)	Death(3) ($)	Disability ($)	Termination With Cause ($)	Termination Without Cause(4) ($)	Change Of Control(5) ($)
Sadove

Cash Payment (Lump Sum)	—	—	—	—	—	—	—

Cash Payment (Over Time)	—	—	—	—	—	—	—

Acceleration of Unvested Equity Awards(1)	—	—	—	—	—	—	211,142

Perquisites(2)	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	211,142

Bramlage(6)

Cash Payment (Lump Sum)	—	—	2,000,000	—	—	—	—

Cash Payment (Over Time)	—	—	—	—	—	1,166,925	2,590,126

Acceleration of Unvested Equity Awards(1)	—	—	3,217,152	3,217,152	—	—	6,403,947

Perquisites(2)	—	—	—	—	—	46,286	241,830

Total	—	—	5,217,152	3,217,152	—	1,213,211	9,235,903

McKee(7)

Cash Payment (Lump Sum)	—	—	1,500,000	—	—	—	—

Cash Payment (Over Time)	—	—	3,447,559	—	—	1,076,607	3,947,559

Acceleration of Unvested Equity Awards(1)	2,530,502	3,976,043	2,530,502	2,530,502	—	—	4,440,694

Perquisites(2)	—	—	—	—	—	20,690	190,273

Total	2,530,502	3,976,043	7,478,061	2,530,502	—	1,097,297	8,578,526

Bethel(8)

Cash Payment (Lump Sum)	—	—	2,000,000	—	—	—	—

Cash Payment (Over Time)	—	—	—	—	—	500,000	500,000

Acceleration of Unvested Equity Awards(1)	—	—	1,668,688	1,668,688	—	—	3,319,732

Perquisites(2)	—	—	—	—	—	28,587	28,587

Total	—	—	3,668,688	1,668,688	—	528,587	3,848,319

Harrington(9)

Cash Payment (Lump Sum)	—	—	2,000,000	—	—	—	—

Cash Payment (Over Time)	—	—	—	—	—	717,750	1,770,450

Acceleration of Unvested Equity Awards(1)	—	—	717,180	717,180	—	—	1,957,353

Perquisites(2)	—	—	—	—	—	47,111	169,397

Total	—	—	2,717,180	717,180	—	764,861	3,897,200

Foss(10)

Cash Payment (Lump Sum)	—	—	—	—	—		—

Cash Payment (Over Time)	—	—	—	—	—	9,275,200	—

Acceleration of Unvested Equity Awards(1)	20,769,630	—	—	—	—	20,769,630	—

Perquisites(2)	—	—	—	—	—	88,494	—

Total	20,769,630	—	—	—	—	30,133,324	—

Reynolds(11)

Cash Payment (Lump Sum)	—	—	—	—	—	—	—

Cash Payment (Over Time)	—	—	—	—	—	—	—

Acceleration of Unvested Equity Awards(1)	1,852,445	—	—	—	—	—	—

Perquisites(2)	—	—	—	—	—	—	—

Total	1,852,445	—	—	—	—	—	—

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(1)

Represents acceleration of unvested deferred stock units (Mr. Sadove only), unvested stock options, restricted stock units and performance based awards that would vest upon the occurrence of the specified event. Calculations are based upon the closing price of our common stock on the NYSE as of September 27, 2019 ($43.02).

(a)

Messrs. Foss and Reynolds and Ms. McKee have attained the eligible retirement age of 60 under the 2013 Stock Plan and each has been employed by the Company or any of its subsidiaries for at least five years. Therefore, the accelerated vesting for equity awards on retirement would apply only to Messrs. Foss and Reynolds and Ms. McKee where applicable. Ms. McKee has attained the eligible retirement with notice age of 62 under the 2013 Stock Plan and has been employed by the Company or any of its subsidiaries for at least five years. Therefore, the accelerated vesting for equity awards on retirement with notice would apply only to Ms. McKee where applicable.

(b)

In the case of death or disability of any named executive officer, amounts were calculated assuming that all time-vesting options and restricted stock units scheduled to vest in fiscal 2020 vest. With regard to unearned performance awards, amounts were calculated assuming target performance levels were achieved and proration applied, if applicable.

(c)

In the case of Mr. Foss, upon a termination of Mr. Foss’s employment without cause, in the absence of a change of control, all time-vesting stock options that would have vested during the 24-month period following his termination would vest immediately.

(d)

Unvested stock options, restricted stock units and performance stock units granted under the 2013 Stock Plan would become fully vested if the named executive officer is terminated without cause (or, if applicable, resigns for good reason) during the two-year period following the change of control (which, for purposes of this table, is assumed to have occurred on the last day of fiscal 2019).

(2)

The following assumptions were used in our calculation of the cost of perquisites in connection with termination of employment: a 6% increase annually for health insurance premiums, dental insurance premiums, vision insurance premiums and excess health, with 2019 used as the base year, and no increase annually for life and accident insurance premiums.

(3)

Includes amounts payable under the Survivor Income Protection Plan (for Ms. McKee), various term life insurance policies and accidental death and dismemberment policies for which we pay all or part of the premium, which amounts are reflected in the “Summary Compensation Table.”

(4)	“Termination Without Cause” column means termination without cause (as defined in employment arrangements, if applicable) in the absence of a change of control.

(5)

Cash payments and perquisites included in this column will only be paid to or received by the named executive officers if they are terminated without cause (or, if applicable, resign for good reason) following a change of control (or they are terminated prior to such change of control either at the request of a party to the change of control transaction or otherwise in connection with or in anticipation of such change of control which subsequently occurs.). Equity awards granted under the 2013 Stock Plan vest if the named executive officer is terminated without cause (or, if applicable, resigns for good reason) during the two-year period following the change of control. With regard to performance based equity, valuation is based on achieving target performance.

(6)

(a)	Mr. Bramlage’s payout upon a change of control of the Company on September 27, 2019, would not be considered an excess parachute payment and subject to excise tax.

(b)

Included in Mr. Bramlage’s perquisites: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over an 18-month severance period; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are health care, accident, disability and life insurance premiums for two years, a car allowance for 24 months and outplacement benefits of 20% of his base salary.

(7)

(a)

Ms. McKee has attained the eligible retirement age of 60 and retirement with notice age of 62 under the 2013 Stock Plan and has been employed by the Company or any of its subsidiaries for at least five years. Therefore, the accelerated vesting for equity awards on retirement and retirement with notice would apply to Ms. McKee, where applicable.

(b)	Ms. McKee’s payout upon a change of control of the Company on September 27, 2019, would not be considered an excess parachute payment and subject to excise tax.

(c)

Included in Ms. McKee’s perquisites: (i) in the case of termination without cause, are basic life insurance coverage and a car allowance over an 18-month severance period; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within three years following, a change of control, are health care, accident, disability and survivor insurance premiums for two years, a car allowance for 24 months, as well as outplacement benefits of 20% of her base salary.

(8)

(a)

Mr. Bethel does not have a change of control provision in his employment agreement; therefore nothing is reported in the “Change of Control” column in the table above except amounts earned under his general severance agreement and equity treatment upon an involuntary termination pursuant to his equity award agreements.

(9)

(a)

Ms. Harrington would incur excise tax if a change of control of the Company had occurred on September 27, 2019, as a portion of her payout would be considered an excess parachute payment. She is not entitled to a 280G gross up, but under the terms of her employment agreement, if her payout on a change of control would be considered an excess parachute payment, we would reduce her payments if that reduction (to avoid the excise tax) would result in her receiving a greater after tax amount than she would have received had she been paid the full amount and then paid the excise tax. For a termination as of September 27, 2019, it would be more beneficial for Ms. Harrington to pay the excise tax than having her payments reduced. The Company would lose the deduction for all amounts it paid to Ms. Harrington above the “base amount” as defined in the Internal Revenue Code.

(b)

Included in Ms. Harringtons’s perquisites: (i) in the case of termination without cause, are basic medical and life insurance coverage and a car allowance over an 18-month severance period; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within two years following, a change of control, are health care, accident, disability and life insurance premiums for two years, a car allowance for 24 months and outplacement benefits of 20% of her base salary

(10)

(a)

At the time of his separation from the Company on October 2, 2019, Mr. Foss had attained the eligible retirement age of 60 under the 2013 Stock Plan and had been employed by the Company or any of its subsidiaries for at least five years. Therefore, the accelerated vesting for

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equity awards on retirement would apply to Mr. Foss given the terms of his separation effective October 2, 2019. Therefore, since Mr. Foss was retirement eligible when he separated, his Termination Without Cause column includes the value of accelerated equity due to his retirement eligibility. If Mr. Foss was not retirement eligible when he experienced a separation treated as a termination without cause, the value attributed to the acceleration of unvested equity would have been $4,915,565.

(b)

Included in Mr. Foss’s perquisites: (i) in the case of termination without cause or resignation for good reason are basic medical and life insurance coverage and a car allowance over a 24-month severance period; and (ii) in the case of termination without cause or resignation for good reason in connection with, or within three years following, a change of control, are health care, accident, disability and life insurance premiums for two years and a car allowance for 24 months, as well as outplacement benefits of 20% of his base salary.

(11)

(a)	Mr. Reynolds retired from the Company on April 1, 2019; therefore, only retirement benefits are shown.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we have calculated the ratio of the annual total compensation of our former Chairman, President and CEO to that of our median employee for fiscal 2019 (the “CEO pay ratio”). As described in this proxy statement, Mr. Foss served as our Chairman, President and CEO for the substantial majority of fiscal 2019, remained employed by the Company through the end of the fiscal year at his then-current salary and benefits, and ceased to be employed by the Company on October 2, 2019. The Company believes this ratio is a reasonable estimate, calculated as described below.

Measurement Date

We initially identified our median employee for purposes of our pay ratio disclosure for fiscal 2018 by annualizing (where applicable) fiscal 2018 base cash compensation for our full-time and part-time employees (other than the CEO) globally who were employed on June 30, 2018, the first day of our 4th fiscal quarter. The regulations allow organizations to retain the same median employee for up to three years as long as their underlying workforce demographics did not significantly change. Our employee demographics did not significantly change in FY 2019 vs. 2018, and we are retaining the same median employee for FY 2019 who was selected for FY 2018 through the process described below.

Consistently Applied Compensation Measure

We chose base cash compensation as our consistently applied compensation measure, which we believe encompasses the principal method of cash compensation we use for our employees and provides a reasonable estimate of annual compensation for our employees.

We included all full-time, part-time, seasonal and temporary workers employed on such date in the calculation other than approximately 5,300 employees in Mexico who were excluded using the de minimis exemption allowed by applicable SEC rules. The excluded employees represent less than 5% of our total global population of 246,537 as of June 30, 2018 consisting of 139,365 U.S. employees and 107,172 non-U.S. employees.

Findings

Using this methodology, we identified our median employee in fiscal 2018 as a part-time food service worker working in the U.S. In connection with our analysis related to pay ratio disclosure in fiscal 2019, we believe there were no significant population changes, changes to pay programs or changes to the median employee’s circumstances which merited the identification of a new median employee and we continue to use the same median employee for purposes of our calculation of our pay ratio for fiscal 2019. We then calculated the fiscal 2019 total compensation of our median employee of $16,510 using the same methodology we used for our named executive officers as set forth in the Summary Compensation Table. The total compensation of the former Chairman, President and CEO as reported in the Summary Compensation Table is $16,960,517. Based on these calculations, the CEO pay ratio for fiscal 2019 was 1,027 to 1.

This CEO pay ratio represents a reasonable good faith estimate, calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about Aramark common stock that may be issued under all of Aramark’s existing equity compensation plans as of September 27, 2019, including the 2013 Stock Plan and the 2007 Management Stock Incentive Plan (the “2007 Stock Plan”).

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights(1)(2)	Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance (Excluding Securities Reflected In Column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	18,343,357	$26.54	7,080,789
Equity compensation plans not approved by security holders:	—	—	—
Total:	18,343,357	$26.54	7,080,789

(1)

Under the 2007 Stock Plan, options, restricted stock units and restricted stock were granted to employees of or consultants to the Company. Deferred stock units were granted to directors of the Company under the 2007 Stock Plan. As of December 12, 2013, no further grants were made or may be made under the 2007 Stock Plan. Under the 2013 Stock Plan, options, stock appreciation rights, restricted shares, restricted stock units, shares and deferred stock units and dividend equivalent awards may be granted, but the 2013 Stock Plan does not separately segregate the shares used for each type of award. As of September 27, 2019, 7,080,789 shares were available for grant under the 2013 Stock Plan.

(2)

In addition to shares issuable upon exercise of stock options, includes shares issuable upon the settlement of 207,124 deferred stock units; 2,458,787 restricted stock units; in each case issuable under the 2007 Stock Plan or the 2013 Stock Plan at a rate of one share for each unit. Also includes shares issuable upon the settlement of 1,810,954 performance awards issued under the 2013 Stock Plan at the maximum 200% payout rate (3,568,488 shares) where applicable. The deferred stock units, restricted stock units and performance stock units do not have an exercise price. Therefore, these awards are not included in the calculation of weighted average exercise price in column (b).

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PROPOSAL NO. 4 – VOTE TO APPROVE SECOND AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

PROPOSAL SUMMARY

What Are You Voting On?

Shareholders are being asked to consider and approve a proposal to amend and restate the Aramark Amended and Restated 2013 Stock Incentive Plan as the Aramark Second Amended and Restated 2013 Stock Incentive Plan (as so amended and restated, the “Second Amended and Restated Stock Plan”).

Voting Recommendation

The Board recommends that you vote “FOR” the approval of the Second Amended and Restated Stock Plan.

Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” this proposal, which would be your vote to approve, the Second Amended and Restated Stock Plan.

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APPROVAL OF THE ARAMARK SECOND AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

The Company’s 2013 Stock Incentive Plan was initially adopted by shareholders in connection with the initial public offering of the Company, and was later amended and restated by approval of shareholders on February 1, 2017. Shareholders are being asked to consider and approve a proposal to further amend and restate the Aramark Amended and Restated 2013 Stock Incentive Plan as the Aramark Second Amended and Restated 2013 Stock Incentive Plan (as so amended and restated, the “Amended Stock Plan”) to, among other things, increase the number of shares of Common Stock of the Company reserved for issuance under the Amended Stock Plan by an additional 7,500,000 shares. The Amended Stock Plan, if approved, will permit the Company to continue making equity-based and other incentive awards to its employees, directors, consultants and advisors in a manner intended to properly incentivize such individuals by aligning their interest with the interests of the Company’s shareholders. The Company has been granting equity-based incentive awards under the Aramark Amended and Restated 2013 Stock Incentive Plan (the “Existing Plan”). When the Existing Plan was originally approved in 2013, the Company had reserved 25,500,000 shares for issuance of awards under the Existing Plan. As of December 2, 2019, 3,376,921 shares remained available for future grants of awards under the Existing Plan. The proposed Amended Stock Plan would reserve for issuance 7,500,000 additional shares to be available for future grants. In addition, the Amended Stock Plan reflects certain technical updates, including (i) a prohibition on paying dividend equivalent amounts on unvested equity awards prior to the vesting of the underlying equity award and (ii) certain updates intended to reflect the repeal of the “performance-based compensation” exemption under Section 162(m) of the Internal Revenue Code. If approved by shareholders at the 2020 Annual Meeting, the proposed Amended Stock Plan would:

•	Increase the number of shares available for issuance under the Plan by 7,500,000 shares to a total of 10,876,921 (as of December 2, 2019)

Number of shares that will be authorized for future grant after stockholder approval of amended plan (i.e., includes the additional 7,500,000 proposed shares)[1]	10,876,921
Number of options outstanding at December 2, 2019	11,915,531
Number of Full-Value Awards (Restricted Stock Units and target Performance-based Stock Units) outstanding at December 2, 2019	4,695,265
Weighted Average Remaining Term of Outstanding Options	4.98 years
Weighted Average Exercise Price of Outstanding Options	$28.61

•	The increase of shares to the share reserve is projected to cover two to three years of employee equity grants (see Aramark historical burn rate below).

Year	Stock Options Granted	Restricted Stock Units and Deferred Stock Units Granted	Performance Stock and Performance Stock Units Earned	Total	Weighted Average Common Shares Outstanding	Burn Rate
2019	1,955,000	1,262,912	1,051,000	4,268,912	246,854,000	1.73%
2018	1,914,000	1,418,193	211,000	3,543,193	245,771,000	1.44%
2017	2,584,000	1,434,376	422,000	4,440,376	244,453,000	1.82%
Three-Year Average	2,151,000	1,371,827	561,333	4,084,160	245,692,667	1.66%

The Company is not currently contemplating any specific grants under the Amended Stock Plan, other than, at this time, we anticipate that if the Amended Stock Plan is approved by our shareholders, the annual grants of deferred stock units to directors (which are currently anticipated to be similar to the annual grants for calendar 2019 described under “Corporate Governance Matters – Director Compensation”) and grants to directors under our Director Deferred Compensation Plan would be made under the Amended Stock Plan. If the Amended Stock Plan is not approved by our shareholders, such grants will instead be made under the Existing Plan.

1

Based on shares available for future grants under the Existing Plan as of December 2, 2019. The authorization for future grants as of the effective date of the Amended Stock Plan will be reduced by the number of shares subject to awards granted between December 2, 2019 and the date of stockholder approval. Shares subject to awards that expire or are forfeited or otherwise become available for grant under the Existing Plan or the Amended Stock Plan will also be available for future grants under the Amended Plan.

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The principal purpose of the proposed Amended Stock Plan is to facilitate our continued ability to grant contemplated long-term performance awards to key employees, directors and consultants of the Company. Our ability to make equity-based awards helps us attract, retain and motivate key employees and directors as well as foster long-term value creation. The Board of Directors believes that the additional number of shares requested to be reserved for equity-based awards under the Amended Stock Plan represents a reasonable amount of potential equity dilution and will allow the Company to continue to grant equity-based awards, which are an important component of our overall compensation program. Based on the Company’s historical equity grant practices, the Company believes that increasing the share reserve under the Amended Stock Plan by 7,500,000 shares will enable the Company to make equity grants at appropriate levels for approximately the next 2 years.

We are not seeking to make other material changes to the terms of the Existing Plan document, other than certain technical changes and clarifications described above to better conform with “best practices”.

The Company’s Board of Directors has approved the adoption of the Amended Stock Plan and, if the Amended Stock Plan is approved by shareholders at the 2020 Annual Meeting, it will become immediately effective as of the date of the 2020 Annual Meeting. If shareholders do not approve the Amended Stock Plan, the Existing Plan will continue as currently in effect.

For a discussion of the Amended Stock Plan, see “Second Amended and Restated 2013 Stock Incentive Plan” below. Because this is only a summary, it does not contain all the information about the Amended Stock Plan that may be important to you and is qualified in its entirety by the full text of the Amended Stock Plan as set forth in Appendix A hereto.

The Company’s Board of Directors recommends that shareholders vote for the approval of the Amended Stock Plan.

Second Amended and Restated 2013 Stock Incentive Plan

Purpose and Eligibility. The purpose of the Amended Stock Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby our current and prospective directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, which may (but need not) be measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our shareholders. As of December 2, 2019, approximately 2,200 employees, directors and consultants including our executive officers, would be eligible to participate in the programs approved under the Amended Stock Plan. In addition, a small number of consultants that we may engage from time-to-time, along with the members of the Board, are eligible to participate in the Amended Stock Plan.

Administration. The Amended Stock Plan will be administered by the Compensation Committee, a sub-committee or other committee of the Board as may be appointed pursuant to the Amended Stock Plan or the Board (as applicable, for purposes of this Proposal No. 4, the “Committee”). The Committee has the sole and plenary authority to establish the terms and conditions of any award and any amendments thereto consistent with the provisions of the Amended Stock Plan. The Committee is authorized to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Amended Stock Plan and any instrument or agreement relating to, or any award granted under, the Amended Stock Plan; establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee deems appropriate for the proper administration of the Amended Stock Plan; accelerate the vesting or exercisability of, payment for or lapse of restrictions on awards; and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Amended Stock Plan.

Shares Subject to the Amended Stock Plan. The Amended Stock Plan provides that the total number of shares of common stock that may be issued under the Amended Stock Plan, inclusive of shares previously granted under the Existing Plan, is 33,000,000. Of this amount, no more than 2,000,000 shares may be granted as incentive stock options after the approval by shareholders of the Amended Stock Plan. Additionally, no more than 2,000,000 shares of common stock issuable upon the exercise of options or stock appreciation rights may be granted to any single participant during any calendar year; performance-based awards covering no more than 1,000,000 shares of common stock may be granted to any single participant during a single calendar year, and in the event any such performance-based award is paid in cash, other securities or other property, no more than the fair market value of 1,000,000 shares of common stock on the last day of the performance period to which such award relates may be paid in respect of such performance-based award; the maximum amount that can be paid to any single participant in any one calendar year pursuant to a cash bonus award is $10,000,000; and the maximum number of shares of

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common stock that may be granted during any calendar year to any non-employee director serving on our board of directors, taken together with any cash fees earned by such non-employee director during such calendar year, shall not exceed $750,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). To the extent an award is forfeited, canceled, redeemed, terminated or expires unexercised, the number of shares of common stock subject to such award will become available again for grant under the Amended Stock Plan. Notwithstanding the above, shares of common stock that are used to pay the exercise price of an award or to satisfy tax withholding obligations, including shares redeemed as part of a “net exercise” settlement, will no longer be available for future grant under the Amended Stock Plan.

Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by us or with which we combine (referred to as “substitute awards”). The number of shares of common stock underlying any substitute awards will not be counted against the total number of shares of common stock available for awards under the Amended Stock Plan. No award may be granted under the Amended Stock Plan during any suspension of the Amended Stock Plan or after the tenth anniversary of the effective date of the Existing Plan prior to the original amendment and restatement (i.e., December 1, 2023), but awards theretofore granted may extend beyond that date.

Minimum Vesting Term on Employee Awards. Subject to certain acceleration events as proscribed in the Amended Stock Plan or any award agreement thereunder, awards granted to employees will be subject to a one-year minimum vesting requirement.

Options. The Committee may grant non-qualified stock options and incentive stock options, under the Amended Stock Plan. All stock options granted under the Amended Stock Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date the option is granted, and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the option is intended to qualify as an incentive stock option, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code. The maximum term for stock options granted under the Amended Stock Plan will be ten years from the initial date of grant, or five years with respect to any stock options intended to qualify as incentive stock options granted to a participant who owns stock representing more than 10% of the voting power of all classes of stock of us or any of our affiliates.

The purchase price for the shares as to which a stock option is exercised may be paid to us, to the extent permitted by law and subject to the limitations set forth in the Amended Stock Plan: (i) in cash, (ii) by surrender of shares of common stock having a fair market value equal to the aggregate exercise price for the shares being purchased, (iii) through a “net exercise” arrangement where a number of shares with a fair market value equal to the exercise price is withheld by us in satisfaction of the exercise price and/or tax withholding obligations; (iv) in other property having a fair market value on the date of exercise equal to the purchase price; (v) through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (vi) a combination of the foregoing methods. No fractional shares will be issued or delivered pursuant to the Amended Stock Plan or any award, and the Committee will determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto will be canceled, terminated or otherwise eliminated.

Stock Appreciation Rights. The Committee may grant stock appreciation rights under the Amended Stock Plan. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of common stock, over (B) the strike price per share, times (ii) the numbers of shares of common stock covered by the stock appreciation right being exercised. The strike price per share of a stock appreciation right granted in tandem with an option will be the exercise price of the related option and in the case of a stock appreciation right granted independent of an option, the fair market value on the date of grant (other than in the case of stock appreciation rights granted in substitution of previously granted awards).

Restricted Shares and Restricted Stock Units. The Committee may grant restricted shares of our common stock or restricted stock units, representing the right to receive, upon the expiration of the applicable restricted period, one

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share of common stock for each restricted stock unit, or, if provided in a restricted stock unit award agreement, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to restricted shares of our common stock, subject to the other provisions of the Amended Stock Plan, the holder will generally have the rights and privileges of a shareholder as to such restricted shares of common stock, including without limitation the right to vote such restricted shares of common stock. A holder of restricted stock units will have no rights as a shareholder until such time as the award has vested and any other applicable conditions and/or criteria have been satisfied and the shares of common stock underlying the award have been issued to the holder.

Stock Bonus Awards. The Committee may issue unrestricted common stock, or other awards denominated in shares of common stock, either alone or in tandem with other awards, under the Amended Stock Plan.

Deferred Stock Units. The Committee may grant deferred stock units under the Amended Stock Plan. Generally, each deferred stock unit will entitle the holder thereof to receive one share of common stock on the date the deferred stock unit becomes vested or upon a specified settlement date thereafter (which settlement date may, but is not required to, be the date of the participant’s termination of relationship). A holder of deferred stock units will have no rights as a shareholder until such time as the award has vested and any other applicable conditions and/or criteria have been satisfied and the shares of common stock underlying the award have been issued to the holder.

Dividend Equivalents. The Committee may grant dividend equivalents based on dividends declared on the common stock, to be credited as of the dividend payment dates during the period between the date an award is granted to a participant and the date such award vests, is exercised, is distributed or expires, as determined by the Committee. Such dividend equivalents will be converted to cash, additional awards or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the Committee. The Amended Stock Plan precludes the payment of dividends or dividend equivalent rights on performance-based awards unless and until the corresponding performance-based award has been earned in accordance with its terms.

Performance Compensation Awards. The Committee may also grant stock or cash-based performance-based awards under the Amended Stock Plan. The Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply.

The Committee will establish the objective performance goals for each participant. The performance criteria that will be used to establish the performance goals will be based on the attainment of target levels of, a targeted percentage increase in, or solely the achievement of, one or more of the following Company or business group measures (which may be expressly modified by the Committee with respect to the relevant performance period): (i) earnings before interest and taxes (“EBIT”), (ii) return on net assets, (iii) net income, (iv) after tax return on investment, (v) sales, (vi) revenues, (vii) earnings per share, (viii) total shareholder return, (ix) return on equity, (x) return on investment, (xi) total business return, (xii) return on gross investment, (xiii) operating cash flow, (xiv) free cash flow, (xv) operating income, (xvi) pretax income, (xvii) return on invested capital, (xviii) stock price appreciation, (xix) earnings before interest, taxes, depreciation and amortization (“EBITDA”), or (xx) margin based upon any of EBIT, operating income, pretax income, EBITDA or any other profit measure. The measures may be based on our absolute performance or our performance relative to a peer group or other external measure of selected performance. The performance criteria that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or financial metrics that are based on, or able to be derived from GAAP, and may be adjusted when established (or at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. The Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance criteria specified above.

Change in Capital Structure and Similar Events. In the event of (a) any dividend, extraordinary cash dividend or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of our shares of common stock or other securities, issuance of warrants or other rights to acquire our shares of common stock or other securities, or other similar corporate transaction or event (including, without limitation, a change of control, as defined in the Amended Stock Plan) that affects the shares of common stock, or (b) unusual or nonrecurring events (including, without limitation, a change of control) affecting us, any of our affiliates, or the financial statements of us

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or any of our affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee must make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of: (i) adjusting any or all of (A) the number of our shares of common stock or other securities which may be delivered in respect of awards or with respect to which awards may be granted under the Amended Stock Plan and (B) the terms of any outstanding award, including, without limitation, (1) the number of shares of common stock subject to outstanding awards or to which outstanding awards relate, (2) the exercise price or strike price with respect to any award or (3) any applicable performance measures; (ii) providing for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for participants to exercise outstanding awards prior to the occurrence of such event; and (iii) cancelling any one or more outstanding awards and causing to be paid to the holders, in cash, shares of common stock, other securities or other property, or any combination, the value of such awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of common stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of common stock subject to the option or stock appreciation right over the aggregate exercise price thereof.

Effect of Change of Control. Except to the extent otherwise provided in an award agreement, in the event of (i) the occurrence of a change of control of us (“Change of Control”) and (ii) thereafter, a termination of relationship of a participant by us without cause or by the participant for good reason (if applicable) that occurs prior to the second anniversary of the date of such Change of Control, then notwithstanding any provision of the Amended Stock Plan to the contrary, with respect to all or any portion of the participant’s outstanding award or awards: (a) the then outstanding options and stock appreciation rights will become immediately exercisable on the date of the termination of relationship; (b) the period of restriction applicable to awards will expire as of the date of the termination of relationship (including without limitation a waiver of any applicable performance goals); (c) performance periods in effect on the date the termination of relationship will end on such date, and all applicable performance goals will be deemed to have been achieved at the applicable “target” levels of performance; and (d) all awards that have been previously deferred are to be settled in full as soon as practicable, but if and only if, with respect to an award which provides for the deferral of compensation and is subject to Section 409A of the Internal Revenue Code, (I) such termination of relationship occurs prior to the second anniversary of the Change of Control and (II) such settlement does not contradict any pre-existing deferral election under any other plan, program or arrangement of the Company or any of its Affiliates then in effect.

Nontransferability of Awards. An award will not be transferable or assignable by a participant except by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfer to a participant’s family members, any trust established solely for the benefit of participant or such participant’s family members, any partnership or limited liability company of which participant, or participant and participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination. Our board of directors may amend, alter, suspend, discontinue, or terminate the Amended Stock Plan or any portion thereof at any time, except that no such amendment, alteration, suspension, discontinuation or termination may be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement (including the rules or requirements of any securities exchange or inter-dealer quotation system on which our shares may be listed). In addition, any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.

Plan Duration. The Amended Stock Plan will expire on the tenth anniversary of the effective date of the Existing Plan prior to the initial amendment and restatement thereof (i.e., December 1, 2023), and no awards may be granted after such expiration, but awards theretofore granted may be extended beyond that date.

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Clawback Provisions. All awards (including any proceeds, gains or other economic benefit actually or constructively received by the participant in respect of such awards) will be subject to the provisions of any clawback policy implemented by the Company or set forth in the applicable award agreement, including, without limitation, any clawback policy adopted to comply with the requirements of applicable law, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Certain United States Federal Income Tax Consequences

Stock Options. An employee to whom an incentive stock option (“ISO”) that qualifies under Section 422 of the Internal Revenue Code is granted will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such ISO. However, upon the exercise of an ISO, special alternative minimum tax rules apply for the employee.

When the employee sells shares acquired through the exercise of an ISO more than one year after the date of transfer of such shares and more than two years after the date of grant of such ISO, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price. If the employee does not hold such shares for this period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

An employee to whom an option that is not an ISO (a “non-qualified option”) is granted will not recognize income at the time of grant of such option. When such employee exercises a non-qualified option, the employee will recognize ordinary compensation income equal to the excess, if any, of the fair market value as of the date of a non-qualified option exercise of the shares the employee receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the employee’s gross income, and the employee’s holding period for such shares will commence on the day after which the employee recognized taxable income in respect of such shares. Any subsequent sale of the shares by the employee will result in long- or short-term capital gain or loss, depending on the applicable holding period. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of non-qualified options in an amount equal to the ordinary compensation income recognized by the employee. Any such compensation includable in the gross income of an employee in respect of a non-qualified option will be subject to appropriate federal, state, local and foreign income and employment taxes.

Restricted Stock. Unless an election is made by the Participant under Section 83(b) of the Code, the grant of an award of restricted stock will have no immediate tax consequences to the Participant. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the Participant and the Company), a Participant will recognize ordinary income in an amount equal to the product of (x) the fair market value of a share of common stock of the Company on the date on which the restrictions lapse, less any amount paid with respect to the award of restricted stock, multiplied by (y) the number of shares of restricted stock with respect to which restrictions lapse on such date. The Participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The Participant’s holding period will commence on the date on which the restrictions lapse.

A Participant may make an election under Section 83(b) of the Code within 30 days after the date of transfer of an award of restricted stock to recognize ordinary income on the date of award based on the fair market value of common stock of the Company on such date. An employee making such an election will have a tax basis in the shares of restricted stock equal to the sum of the amount the employee recognizes as ordinary income and any amount paid for such restricted stock, and the employee’s holding period for such restricted stock for tax purposes will commence on the day after such date.

With respect to shares of restricted stock upon which restrictions have lapsed, when the employee sells such shares, the employee will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options, as described above.

Stock Units. A Participant to whom a restricted stock unit (“RSU”) or performance stock unit (“PSU”) is granted generally will not recognize income at the time of grant (although the Participant may become subject to

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employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise). Upon delivery of shares of common stock of the Company in respect of an RSU or PSU, a Participant will recognize ordinary income in an amount equal to the product of (x) the fair market value of a share of common stock of the Company on the date on which the common stock of the Company is delivered, multiplied by (y) the number of shares of common stock of the Company delivered.

Other Stock-based Awards. With respect to other stock-based awards paid in cash or common stock, Participants will generally recognize income equal to the fair market value of the award on the date on which the award is delivered to the recipient.

Code Section 409A. Section 409A of the Code (“Section 409A”) generally sets forth rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) upon the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the Amended Stock Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. While the Committee intends to administer and operate the Amended Stock Plan and establish terms (or make required amendments) with respect to awards subject to Section 409A in a manner that will avoid the imposition of additional taxation under Section 409A upon a Participant, there can be no assurance that additional taxation under Section 409A will be avoided in all cases. In the event the Company is required to delay delivery of shares or any other payment under an award in order to avoid the imposition of an additional tax under Section 409A, the Company will deliver such shares (or make such payment) on the first day that would not result in the Participant incurring any tax liability under Section 409A. The Committee may amend the Amended Stock Plan and outstanding awards to preserve the intended benefits of awards granted under the Amended Stock Plan and to avoid the imposition of an additional tax under Section 409A.

General. Ordinary income recognized by virtue of the exercise of non-qualified options, the lapse of restrictions on restricted stock or RSUs or payments made in cash or shares of common stock of the Company are subject to applicable tax withholding as required by law. To the extent permitted by the Committee, Participants may be allowed to satisfy tax withholding requirements by withholding in shares (including, to the extent permitted by the Committee, at rates exceeding the minimum statutory withholding rates, if such withholding arrangements are permitted under Internal Revenue Service withholding rules and will not result in adverse accounting consequences to the Company).

The Company generally will be entitled to a federal tax deduction to the extent permitted by the Code at the time and in the amount that ordinary income is recognized by Participants.

The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or other awards or to their employers or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

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Stock Awards Previously Granted Under the Existing Plan

The following table sets forth information on stock options, restricted stock units and performance stock units granted under the Company’s Existing Plan since its adoption and includes awards subsequently forfeited, if any. The closing price of the Company’s common stock on the NYSE on December 2, 2019 was $42.64 per share.

Name	Stock Option Grants # of Shares Covered	Restricted Stock Unit Grants # of Shares Covered(1)	Performance Stock Unit Grants # of Shares Covered(2)	Total of all columns in table # of Shares covered

John Zillmer	300,399	44,780	279,875	625,054

Stephen Bramlage	507,640	106,891	314,360	928,891

Lynn McKee	407,370	58,912	228,035	684,317

Lauren Harrington	127,985	26,055	90,312	244,352

Keith Bethel	243,561	38,145	151,295	433,003

Eric Foss	3,156,838	455,476	1,543,788	5,156,102

Steve Reynolds	353,775	50,893	183,673	588,342

Current Executive Officers as a group	1,895,753	319,534	1,246,729	3,462,016

Susan Cameron	—	—	—	—

Greg Creed	—	—	—	—

Calvin Darden	—	8,519	—	8,519

Richard Dreiling	—	28,781	—	28,781

Irene Esteves	—	34,616	—	34,616

Daniel Heinrich	—	28,996	—	28,996

Paul Hilal	—	—	—	—

Karen King	—	—	—	—

Stephen Sadove	—	28,996	—	28,996

Arthur Winkleblack	—	—	—	—

Current Non-Executive Directors as a Group	—	129,907	—	129,907

All Employees, Including all Current Officers who are not Executive Officers, as a group	6,495,264	3,517,032	3,414,800	13,427,097

(1)	Includes all restricted stock units and deferred stock units granted under the Existing Plan.

(2)	Includes all earned performance stock units and the maximum number of shares that are potentially issuable under unearned performance stock units, in each case, granted under the Existing Plan.

The Company anticipates filing a registration statement on Form S-8 with the SEC to register shares of common stock in the aggregate share reserve under the Amended Stock Plan, subject to and effective upon stockholder approval, as soon as practicable following stockholder approval of the Amended Stock Plan.

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PROPOSAL NO. 5 – VOTE TO APPROVE THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT SHAREHOLDERS TO CALL A SPECIAL MEETING OF SHAREHOLDERS AND DELETE CERTAIN OBSOLETE PROVISIONS

PROPOSAL SUMMARY

What Are You Voting On?

Shareholders are being asked to consider and approve a proposal to amend and restate the Aramark Amended and Restated Certificate of Incorporation as the Aramark Second Amended and Restated Certificate of Incorporation (as so amended and restated, the “Second Amended Certificate of Incorporation”), which approval will also be deemed to constitute an approval of the material terms permitting holders of at least fifteen percent (15%) of the outstanding shares of Aramark’s common stock to call special meetings of Aramark’s stockholders and the deletion of certain obsolete provisions.

Voting Recommendation

The Board recommends that you vote “FOR” the Second Amended Certificate of Incorporation.

Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” this proposal, which would be your vote to approve, the Second Amended Certificate of Incorporation.

The Board recommends that you vote "FOR" approval of the Second Amended Certificate of Incorporation

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APPROVAL OF THE ARAMARK SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

In accordance with the Stewardship Framework Agreement, the Company is asking shareholders to approve the Second Amended Certificate of Incorporation to permit shareholders of record who beneficially own, in the aggregate, at least 15% of the Company’s outstanding common stock to call a special meeting of shareholders. In addition, the Special Meeting Charter Amendment deletes certain obsolete provisions by removing certain provisions that were applicable only to our former sponsor shareholders or only while our former sponsor shareholders were significant shareholders. The description in this proxy statement of the proposed Second Amended Certificate of Incorporation is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the proposed Second Amended Certificate of Incorporation, which is attached to this proxy statement as Appendix B.

The ability of shareholders to call special meetings is increasingly considered an important aspect of good corporate governance. While the Board recognizes that providing a shareholder right to call special meetings is consistent with corporate governance best practices, the Board also believes that special meetings of shareholders should be extraordinary events that are held only when strategic concerns or other similar considerations require that the matters to be addressed not be delayed until the next annual meeting. Moreover, because special meetings are expensive and time-consuming for the Company and potentially disruptive to its normal business operations, the Board believes that a small percentage of shareholders should not be entitled to utilize the right to call a special meeting for their own interests, which may not be shared by the majority of the Company’s shareholders. The Board will continue to have the ability to call special meetings of the shareholders in other instances when they determine is appropriate.

In light of these considerations, the Board believes that establishing an ownership threshold of at least 15% for shareholders to call a special meeting achieves a reasonable balance between enhancing shareholder rights and adequately protecting the long-term interests of the Company and its shareholders. The Board believes that an ownership threshold of at least 15% is appropriate based on the Company’s current size and shareholder composition, as it would provide the Company’s shareholders with a meaningful right to request a special meeting, while mitigating the risk that corporate resources are wasted to serve the narrow self-interests of a few minority shareholders.

The Board has determined that the Second Amended Certificate of Incorporation is advisable and in the best interests of the Company and its shareholders and has directed that it be submitted to the Company’s shareholders for approval. An affirmative vote of the holders of at least 75% of the outstanding shares of the Company’s common stock entitled to vote at the 2020 annual meeting is required to adopt the Second Amended Certificate of Incorporation. If approved, the Second Amended Certificate of Incorporation would become effective upon the filing of the Second Amended Certificate of Incorporation with the Secretary of State of the State of Delaware. The Board currently plans to file the Second Amended Certificate of Incorporation as soon as reasonably practicable after receiving approval from the Company’s shareholders.

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Certain Relationships and Related Transactions

Review of Related Party Transactions

The Board adopted a written Policy Regarding Transactions with Related Persons, which is administered by the Audit Committee, provided that in lieu of approval by the Audit Committee, any such transaction may be reviewed and approved or ratified by a committee of disinterested members of the Board. This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, the Board has determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the Policy. Under the policy, a related person transaction must be reported to the Company’s General Counsel and be reviewed and approved or ratified by the Audit Committee (or disinterested members of the Board) in accordance with the terms of the policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Audit Committee will review all relevant information available to it about the potential related person transaction. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the Related Person Transaction.

During fiscal 2019, the Company paid fees of $98,437.08 to an affiliate of FMR LLC, which reported beneficial ownership of more than 5% of our common stock during a portion of fiscal 2019, for record keeping and administrative services for the Company’s non-qualified deferred compensation and equity plans and the Company’s qualified 401(k) plans paid an affiliate of FMR LLC $2,090,996.10 for record keeping and administrative services. We believe that the transactions described above were carried out on terms that were in the aggregate no less favorable to us than those that would have been obtained from an unrelated third party in transactions of similar size. From time to time in the ordinary course of our business we may enter into commercial transactions, including the sale and purchase of goods and services, on an arm’s-length basis with entities that, together with their affiliates, beneficially own five percent or more of our common stock. We believe that none of these transactions is significant enough to be considered material to either party.

On October 6, 2019, the Company entered into the Stewardship Framework Agreement with Mantle Ridge. Pursuant to the Stewardship Framework Agreement, (i) Mr. Zillmer was appointed as Chief Executive Officer of the Company, (ii) each of Mr. Beckers-Vieujant, Ms. Bisaccia, Ms. Morrison and Mr. Quelch resigned from the Board of Directors, (iii) the Company appointed each of Mr. Zillmer, Mr. Hilal, Ms. Cameron, Ms. King and Mr. Winkleblack to the Board, and Mr. Hilal as Vice Chairman of the Board, (iv) the Company agreed to subsequently nominate each of such individuals, as well as Mr. Creed, for election as directors at the 2020 Annual Meeting, (v) the Company agreed to limit the size of the Board at eleven directors until the end of the Company’s fiscal year ending September 30, 2022, and (vi) the Company agreed to submit a proposal to its shareholders to amend the Amended and Restated Certificate of Incorporation of the Company to permit holders of at least 15% of the outstanding shares of Common Stock to call special meetings of the Company’s shareholders. With respect to the 2020 Annual Meeting, Mantle Ridge agreed to vote its shares in favor of each of the Company’s director nominees and to approve an increase in the equity issuable under the Company’s benefit plans. The obligations under the Stewardship Framework Agreement will terminate upon Mantle Ridge ceasing to have an economic ownership position of at least 2.0% of the outstanding common stock (as calculated under the Stewardship Framework Agreement), subject to certain specified obligations that will terminate at a later date.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership, as of December 9, 2019, of (i) each individual or entity known by us to beneficially own more than five percent of the shares of our common stock, (ii) each of our named executive officers, (iii) each of our directors and director nominees and (iv) all of our directors and executive officers as a group. As of December 9, 2019, we had approximately                holders of record.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise indicated in the footnotes below, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares. Unless otherwise noted, the address of each beneficial owner is Aramark, 2400 Market Street, Philadelphia, Pennsylvania 19103.

Name of Beneficial Owner	Amount And Nature of Beneficial Ownership(1)	Percent of Class (%)
Mantle Ridge LP(2)	24,097,165
The Vanguard Group(3)	21,757,004
Eaton Vance Management(4)	14,785,033
Wellington Management Group LLP(5)	14,165,021
BlackRock, Inc.(6)	14,011,365
Eric J. Foss(7)
Stephen R. Reynolds(8)
John J. Zillmer	236,030	*
Lynn B. McKee(9)	765,227	*
Stephen P. Bramlage, Jr.(10)	404,603	*
Keith Bethel(11)	180,787	*
Lauren A. Harrington(12)	81,498	*
Susan M. Cameron	—	*
Greg Creed	3,475	*
Calvin Darden(13)		*
Richard W. Dreiling(14)		*
Irene M. Esteves(15)		*
Daniel J. Heinrich(16)	3,750	*
Paul C. Hilal(17)	24,097,165
Karen M. King	—	*
Stephen I. Sadove(18)	13,500	*
Arthur B. Winkleblack	—	*
Directors and Executive Officers as a Group (16 Persons)(19)	26,082,555	*

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*	Less than one percent

(1)	As of December 9, 2019, we had shares outstanding.

(2)

Information based on a Schedule 13D/A filed October 7, 2019 by Mantle Ridge LP, reporting beneficial ownership by Mantle Ridge LP, consisting of sole voting power and sole dispositive power over all of these shares. The address of Mantle Ridge LP is 712 Fifth Avenue, Suite 17F, New York, NY 10019.

(3)

Information based on a Schedule 13G/A filed February 11, 2019 by The Vanguard Group, reporting beneficial ownership by The Vanguard Group, and certain of its subsidiaries, consisting of sole voting power with respect to 171,272 of these shares, shared voting power with respect to 84,125 of these shares, sole dispositive power over 21,505,473 of these shares and shared dispositive power over 251,531 of these shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)

Information based on a Schedule 13G filed February 15, 2019 by Eaton Vance Management, reporting beneficial ownership by Eaton Vance Management, consisting of sole voting power and sole dispositive power over all of these shares. The address of Eaton Vance Management is 2 International Place, Boston, MA 02110.

(5)

Information based on a Schedule 13G filed February 12, 2019 by Wellington Management Group LLP, reporting beneficial ownership by Wellington Management Group LLP and certain of its subsidiaries, consisting of shared voting power of 11,584,613 of these shares and shared dispositive power over all of these shares. The address of Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210.

(6)

Information based on a Schedule 13G/A filed February 4, 2019 by BlackRock, Inc., reporting beneficial ownership by BlackRock, Inc. and certain of its subsidiaries, consisting of sole voting power of 12,152,056 of these shares and sole dispositive power over all of these shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(7)	Shares shown as beneficially owned by Mr. Foss reflect 3,866,290 shares subject to stock options exercisable as of December 9, 2019.

(8)	Shares shown as beneficially owned by Mr. Reynolds reflect 67,582 shares subject to stock options exercisable as of December 9, 2019.

(9)

Includes beneficial ownership of shares held by a general partnership for which Ms. McKee serves as a general partner and shares held in trusts over which Ms. McKee may be deemed to have investment control. Shares shown as beneficially owned by Ms. McKee reflect 393,568 shares subject to stock options exercisable as of December 9, 2019.

(10)	Shares shown as beneficially owned by Mr. Bramlage reflect 277,120 shares subject to stock options exercisable as of December 9, 2019.

(11)	Shares shown as beneficially owned by Mr. Bethel reflect 122,636 shares subject to stock options exercisable as of December 9, 2019.

(12)	Shares shown as beneficially owned by Ms. Harrington reflect 47,312 shares subject to stock options exercisable as of December 9, 2019.

(13)

Does not include 8,519 deferred stock units that are vested or will vest within 60 days of December 9, 2019, and that will convert to shares of common stock and be delivered to Mr. Darden six months following his termination as a director.

(14)

Does not include 28,781 deferred stock units that are vested or will vest within 60 days of December 9, 2019, and that will convert to shares of common stock and be delivered to Mr. Dreiling six months following his termination as a director.

(15)

Does not include 34,616 deferred stock units that are vested or will vest within 60 days of December 9, 2019, and that will convert to shares of common stock and be delivered to Ms. Esteves six months following her termination as a director.

(16)

Represents beneficial ownership of shares held through a trust over which Mr. Heinrich has investment control. Does not include 28,996 deferred stock units that are vested or will vest or within 60 days of December 9, 2019, and that will convert to shares of common stock and be delivered to Mr. Heinrich six months following his termination as a director.

(17)	Mr. Hilal is the Chief Executive Officer of Mantle Ridge LP and may be deemed to have investment control over the shares described in footnote 2 above.

(18)

Does not include 28,996 deferred stock units that are vested or will vest or within 60 days of December 9, 2019, and that will convert to shares of common stock and be delivered to Mr. Sadove six months following his termination as a director.

(19)

Shares shown as beneficially owned by directors and executive officers as a group: (i) reflect 1,026,872 shares subject to stock options exercisable currently, or within 60 days of December 9, 2019; and (ii) does not include 129,908 deferred stock units that are vested or will vest within 60 days of December 9, 2019 that are described in footnotes 13 to 16 and 18 above.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the SEC. During fiscal 2019, one Form 4 reporting an equity grant of restricted stock units and stock options to each of Messrs. Foss, Bramlage, Reynolds and Brian Pressler, a former executive officer of the Company, and Ms. McKee were filed one day late. Based solely on a review of forms filed and on written representations from certain reporting persons that no Form 5 was required to be filed, other than as indicated above, we believe our directors, executive officers and 10% beneficial owners complied during fiscal year 2019 with all applicable Section 16(a) filing requirements in a timely manner.

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General Information

2020 ANNUAL SHAREHOLDERS MEETING

What is a proxy or proxy statement? What is included in the proxy materials?

A proxy is your legal designation of another person to vote the stock you own – that person is sometimes called “your proxy.” A proxy statement is a document that SEC regulations require us to provide to you when we ask you to sign a proxy designating someone to vote on your behalf.

The Board is soliciting your proxy to vote at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”). You received proxy materials because you owned shares of Aramark common stock at the close of business on December 9, 2019, the record date, and that entitles you to vote at the Annual Meeting. Proxy materials are first being made available to shareholders on December     , 2019.

Proxy materials include the Notice of Internet Availability, notice of annual meeting of shareholders, this proxy statement and our annual report for the year ended September 27, 2019 (the “Annual Report”). If you received a paper copy of the proxy materials, they also include a proxy card or voting instruction form. This proxy statement describes the matters on which the Board would like you to vote, and provides information about Aramark that we must disclose under SEC regulations when we solicit your proxy. You may refer to the Annual Report for financial and other information about us.

Your proxy will authorize specified persons, or proxies, to vote on your behalf at the Annual Meeting. We have designated three of our officers – John J. Zillmer, Lauren A. Harrington and Harold B. Dichter – as proxies for the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting in person.

When and where will the Annual Meeting be held?

We will hold the Annual Meeting at The Rittenhouse Hotel, 210 W. Rittenhouse Square, Philadelphia, Pennsylvania, 19103 on Wednesday, January 29, 2020, at 10:00 a.m. Eastern Standard Time subject to any adjournments or postponements. For directions to the meeting, you may contact our Investor Relations Department at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.

How can I get electronic access to the proxy materials?

The proxy materials are available for viewing on www.proxyvote.com. The Notice of Internet Availability or proxy card that you received also provides instructions on how to:

•	vote your shares; and

•	select a future delivery preference of paper or electronic copies of the proxy materials.

What is “householding”?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability, annual report or proxy statement addressed to those shareholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent.

A number of brokerage firms with account holders who are Aramark shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until one or more of the shareholders revokes his or her consent. Householding benefits both you and Aramark because it reduces the volume of duplicate information received at your household and helps Aramark reduce expenses and conserve natural resources.

If you would like to receive your own set of Aramark’s Notice of Internet Availability, proxy statement and annual report now or in the future, or if you share an address with another Aramark shareholder and together both of you would like to receive only a single set of Aramark’s proxy materials in the future, please contact your broker (if you hold your shares in “street name”) or write or call Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or (800) 542-1061. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the Notice of Internet Availability, proxy

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statement and annual report by contacting Aramark’s Investor Relations Department at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.

What am I voting on at the Annual Meeting?

Proposal	Item	Board’s Vote Recommendation	Page

1	To elect the 11 director nominees listed herein to serve until the 2021 annual meeting of shareholders and until their respective successors have been duly elected and qualified	FOR nominees listed herein	[3	]

2	To ratify the appointment of KPMG LLP as Aramark’s independent registered public accounting firm for the fiscal year ending October 2, 2020	FOR	[23	]

3	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers	FOR	[26	]

4	To approve Aramark’s Second Amended and Restated 2013 Stock Incentive Plan	FOR	[74	]

5	To approve the Company’s Second Amended and Restated Certificate of Incorporation to permit the holders of at least fifteen percent (15%) of the Company’s outstanding shares of common stock to call special meetings of shareholders for any purpose permissible under applicable law and to delete certain obsolete provisions	FOR	[83	]

Could other matters be decided at the Annual Meeting?

As of the date of this proxy statement, we did not know of any matters that will be brought before the Annual Meeting other than those described in this proxy statement. However, if any other matters properly come before the Annual Meeting, Messrs Zillmer and Dichter and Ms. Harrington will have the authority to vote shares represented by properly executed proxies in their discretion on such matters.

How many votes can be cast by all shareholders?

Each share of Aramark common stock is entitled to one vote on each of the directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting. There is no cumulative voting in the election of directors. We had                 shares of common stock outstanding and entitled to vote on December 9, 2019.

How many votes must be present to hold the Annual Meeting?

A quorum of shareholders is necessary to transact business at the Annual Meeting. A quorum exists if the holders of a majority of the shares of Aramark common stock entitled to vote at the Annual Meeting are present either in person or by proxy at the Annual Meeting. Abstentions and broker shares that include broker non-votes will be counted as present for purposes of determining whether a quorum exists. A broker non-vote occurs when shareholders who hold shares in street name do not provide voting instructions to the nominee that holds the shares and the nominee is not permitted to exercise voting discretion. Under the NYSE rules, a nominee may exercise its discretion to vote your shares in routine matters (Proposal 2 – Ratification of Independent Registered Public Accounting Firm) but not for non-routine matters (Proposals 1, 3, 4 and 5).

How many votes are needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?

The Company’s Second Amended and Restated By-laws (the “By-laws”) provide for a majority voting standard in uncontested elections of directors. Under the By-laws, in an uncontested election, a director nominee must receive a majority of the votes cast for such nominee’s election (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee, with “abstentions” and “broker non-votes” not counting as a vote cast either “for” or “against” that nominee’s election) in order to be elected. Director nominees are required to agree to submit a resignation to the Board, which would be effective if the number of shares voted “against” a

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director exceeds the number of shares voted “for” such director in any election. In such an event, the Board shall decide, through a process managed by the Nominating and Corporate Governance Committee, whether to accept the resignation. A contested election will generally include any situation in which the Company receives a notice that a stockholder has nominated a person for election to the Board at a meeting of stockholders. A plurality voting standard continues to apply in contested director elections.

The following table summarizes the vote threshold required for approval of each proposal, assuming a quorum is present, and the effect on the outcome of the vote of abstentions and broker non-votes.

Proposal Number	Item	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	To elect the 11 director nominees listed herein to serve until the 2021 annual meeting of shareholders and until their respective successors have been duly elected and qualified	Majority of votes cast at the meeting upon the election	No effect	Not voted/No effect

2	To ratify the appointment of the independent registered public accounting firm	Majority of shares present and entitled to vote on the matter	Counted “Against”	No broker non-votes; shares may be voted by brokers in their discretion

3	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers	Majority of shares present and entitled to vote on the matter	Counted “Against”	Not voted/No effect

4	To approve Aramark’s Second Amended and Restated 2013 Stock Incentive Plan	Majority of votes cast	Counted “Against”	Not voted/No effect

5	To approve the Company’s Second Amended and Restated Certificate of Incorporation to permit the holders of at least fifteen percent (15%) of the Company’s outstanding shares of common stock to call special meetings of shareholders for any purpose permissible under applicable law and to delete certain obsolete provisions	At least 75% in voting power of all shares outstanding	Counted “Against”	Counted “Against”

Signed but unmarked proxy cards will be voted in accordance with the recommendation of the Board: “for” each of the director nominees listed herein, “for” Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm), “for” Proposal No. 3 (Approval of Compensation Paid to Our Named Executive Officers), “for” Proposal No. 4 (Approval of Aramark’s Second Amended and Restated 2013 Stock Incentive Plan) and “for” Proposal No. 5 (Approval of the Company’s Second Amended and Restated Certificate of Incorporation).

How do I vote if I own shares as a record holder?

If your name is registered on Aramark’s shareholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares.

•

Over the Internet. Vote at www.proxyvote.com. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Standard Time on Tuesday, January 28, 2020. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

•	You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) to obtain your records and to vote.

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•

By telephone. You can vote by calling 1-800-690-6903. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Standard Time on Tuesday, January 28, 2020. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•	You will need the 16-digit number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) in order to vote by telephone.

•

By mail. If you received a paper copy of the proxy materials, mark your voting instructions on the proxy card and sign, date and return it in the postage-paid envelope provided. If you received only a Notice of Internet Availability but want to vote by mail, the Notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Standard Time on Tuesday, January 28, 2020.

•	In person. Attend the Annual Meeting, or send a personal representative with a valid legal proxy.

How do I vote if my Aramark shares are held by a bank, broker or custodian?

If your shares are held by a bank, broker or other custodian (commonly referred to as shares held “in street name”), the holder of your shares will provide you with a Notice of Internet Availability or a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone. Unless you provide voting instructions, your shares may not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the other proposals to come before the Annual Meeting, we encourage you to provide instructions on how to vote your shares.

If you hold shares in street name and want to vote in person at the Annual Meeting, you will need to ask your bank, broker or custodian to provide you with a valid legal proxy. You will need to bring the proxy with you to the Annual Meeting in order to vote. Please note that if you request a legal proxy from your bank, broker or custodian, any previously executed voting instruction form will be revoked and your vote will not be counted unless you vote in person at the Annual Meeting or appoint another valid legal proxy to vote on your behalf.

Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time before it is voted at our annual meeting. If you are a record holder, you may:

•

Write to the Corporate Secretary at Aramark, 2400 Market Street, Philadelphia, Pennsylvania 19103. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before 3:00 p.m. Eastern Standard Time on Tuesday, January 28, 2020;

•

Send a new proxy card with a later date than the card submitted earlier (which automatically revokes the earlier proxy). We must receive your new proxy card before 11:59 p.m. Eastern Standard Time on Tuesday, January 28, 2020;

•	Enter new instructions by telephone or Internet voting before 11:59 p.m. Eastern Standard Time on Tuesday, January 28, 2020; or

•	Vote in person (or send a personal representative with a valid proxy) at the Annual Meeting.

If you hold your shares in street name, you may:

•	Submit new voting instructions in the manner provided by your bank, broker or other custodian; or

•	Contact your bank, broker or other custodian to request a proxy to vote in person at the Annual Meeting.

Who will count the votes? Is my vote confidential?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and representatives of Broadridge will act as Inspectors of Election. The vote will be certified by the Company’s Inspector of Election. During the proxy solicitation period, the Company will receive vote tallies from time to time, but such tallies will provide aggregate figures rather than names of shareholders. Individual proxy voting and voting instructions will be kept confidential by Broadridge and will not be provided to the Company.

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Who pays for the proxy solicitation and how will Aramark solicit votes?

Aramark pays the cost of preparing our proxy materials and soliciting your vote. We have engaged Okapi Partners LLC to assist with the solicitation of proxies for an estimated fee of $18,500 plus expenses. Aramark will reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred by them in forwarding proxy-soliciting materials to such beneficial owners. Proxies may be solicited on our behalf by our directors, officers, employees and agents, without additional remuneration, by telephone, electronic or facsimile transmission or in person.

Where can I find the voting results of the Annual Meeting?

We will publish the voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC. The Form 8-K will be available online at www.Aramark.com within four business days following the end of our Annual Meeting.

IMPORTANT INFORMATION IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

You must be able to show that you owned Aramark’s common stock on the record date, December 9, 2019, to gain admission to the Annual Meeting. Please bring to the meeting your Notice of Internet Availability, a printed proxy card or a brokerage statement or letter from your broker verifying ownership of Aramark shares as of December 9, 2019. You also must bring a valid government-issued photo ID. Registration will begin at 9:30 am Eastern Standard Time. Please note that you are not permitted to bring any cameras, recording equipment, electronic devices, large bags, briefcases or packages into the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, January 29, 2020: This proxy statement, along with our Annual Report for the fiscal year ended September 27, 2019, are available free of charge on www.proxyvote.com.

2021 ANNUAL SHAREHOLDERS MEETING

When do you expect to hold the 2021 annual meeting of Shareholders?

We expect to hold the 2021 annual meeting on or around February 2, 2021, at a time and location to be announced later. The Board may change this date in its discretion.

How can I submit a recommendation of a director candidate for the 2021 Annual Meeting of Shareholders?

Shareholders who wish to submit director candidates for consideration by the Nominating Committee for election at our 2021 Annual Meeting of Shareholders may do so by submitting in writing such candidates’ names, along with the other information set forth in our By-laws, to the Corporate Secretary, at Aramark, 2400 Market Street, Philadelphia, PA 19103. All director candidates recommended by shareholders will be evaluated in the same manner as all other director candidates, regardless of who recommended the candidate.

How can I nominate a director or submit a Shareholder proposal for the 2021 Annual Meeting of Shareholders?

Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2021 Annual Meeting of Shareholders must submit their proposals to the Corporate Secretary, at Aramark, 2400 Market Street, Philadelphia, PA 19103. Proposals must be received on or before August    , 2020. In addition, all shareholder proposals requested to be included in the Company’s proxy statement and proxy card must also comply with the requirements set forth in the federal securities laws, including Rule 14a-8, in order to be included in the Company’s proxy statement and proxy card for the 2021 Annual Meeting of Shareholders.

Pursuant to our proxy access By-law provision, a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least 3% of the Company’s outstanding common shares, may nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or 20% of the number of directors serving on the Board, if the shareholder(s) and the nominee(s) meet the requirements specified in our

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By-laws. Notice of director nominations submitted under the proxy access By-law provision for the 2021 Annual Meeting of Shareholders must be received by the Corporate Secretary no earlier than October 1, 2020 and no later than October 31, 2020.

In addition, the Company’s By-laws establish an advance notice procedure with regard to certain matters, including nominations of persons for election as directors, to be brought before an annual meeting of shareholders. In accordance with our By-laws, for a matter not included in our proxy materials to be properly brought before the 2021 Annual Meeting of Shareholders, a Shareholder’s notice of the matter that the Shareholder wishes to present must be delivered to the Corporate Secretary, at Aramark, 2400 Market Street, Philadelphia, PA 19103, not less than 90 nor more than 120 days prior to the first anniversary of the 2020 Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our By-laws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than October 1, 2020, and no later than October 31, 2020. If the date of the 2021 Annual Meeting of Shareholders is more than 30 days earlier or later than the anniversary date of the 2020 Annual Meeting, notice must be received not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Copies of the Company’s By-laws may be obtained free of charge by contacting our Investor Relations Department, at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.

Company Documents and Communications

How do I obtain copies of Aramark’s corporate governance and other company documents?

The Corporate Governance Guidelines, committee charters and Aramark’s code of ethics contained in its Business Conduct Policy are posted at www.aramark.com/investorrelations/corporategovernance. In addition, these documents are available in print without charge to any Shareholder who submits a written request to the Corporate Secretary at the address listed above.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.aramark.com) and click on “Investor Relations”. Copies of our proxy statement, form of proxy and our Annual Report for the year ended September 27, 2019, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request addressed to: Investor Relations, Aramark, 2400 Market Street, Philadelphia, PA 19103. You may also contact our Investor Relations Department at Aramark, 2400 Market Street, Philadelphia, Pennsylvania, 19103, Attention: Investor Relations, telephone: (215) 409-7287, e-mail: investorrelations@aramark.com.

How can I communicate with the Board?

Shareholders and interested parties may contact any director, the Board, the Audit, Nominating or Compensation Committees, or the non-management or independent members of the Board as a group by addressing the particular person or group in care of the General Counsel of Aramark, 2400 Market Street, Philadelphia, PA 19103, who will forward such communications to the addressee.

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Annex A

Reconciliation of GAAP and Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP. However, management believes that certain non-GAAP financial measures provide additional financial information that is meaningful and uses these measures to help evaluate operational results and make financial, operating and planning decisions. We believe these non-GAAP measures should be considered by investors and others when reviewing the Company’s performance.

Selected Operational and Financial Metrics

Adjusted Revenue

Adjusted Revenue represents revenue growth, adjusted to eliminate the impact of currency translation and divestitures.

Adjusted Revenue (Organic)

Adjusted Revenue (Organic) represents revenue growth, adjusted to eliminate the effects of material acquisitions and divestitures and the impact of currency translation.

Legacy Business Revenue

Legacy Business Revenue represents Adjusted Revenue, adjusted to exclude the revenue of AmeriPride and Avendra that is not comparable to the prior year periods and the impact of the adoption of Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers.

Adjusted Operating Income

Adjusted Operating Income represents operating income adjusted to eliminate the change in amortization of acquisition-related intangible assets; the impact of the change in fair value related to certain gasoline and diesel agreements; severance and other charges; the effect of divestitures (including the gain on the sale); merger and integration related charges; tax reform related employee reinvestments; advisory fees related to shareholder matters; and other items impacting comparability.

Adjusted Operating Income (Constant Currency)

Adjusted Operating Income (Constant Currency) represents Adjusted Operating Income adjusted to eliminate the impact of currency translation.

Adjusted Net Income

Adjusted Net Income represents net income attributable to Aramark stockholders adjusted to eliminate the change in amortization of acquisition-related intangible assets; the impact of changes in the fair value related to certain gasoline and diesel agreements; severance and other charges; merger and integration related charges; the effect of divestitures (including the gain on the sale); the effects of refinancings on interest and other financing costs, net; the impact of tax reform; advisory fees related to shareholder matters and other items impacting comparability, less the tax impact of these adjustments. The tax effect for adjusted net income for our U.S. earnings is calculated using a blended U.S. federal and state tax rate. The tax effect for adjusted net income in jurisdictions outside the U.S. is calculated at the local country tax rate.

Adjusted Net Income (Constant Currency)

Adjusted Net Income (Constant Currency) represents Adjusted Net Income adjusted to eliminate the impact of currency translation.

Adjusted EPS

Adjusted EPS represents Adjusted Net Income divided by diluted weighted average shares outstanding.

Adjusted EPS (Constant Currency)

Adjusted EPS (Constant Currency) represents Adjusted EPS adjusted to eliminate the impact of currency translation.

Covenant Adjusted EBITDA

Covenant Adjusted EBITDA represents net income attributable to Aramark stockholders adjusted for interest and other financing costs, net; provision (benefit) for income taxes; depreciation and amortization; and certain other items as defined in our debt agreements required in calculating covenant ratios and debt compliance. The Company also uses Net Debt for its ratio to Covenant Adjusted EBITDA, which is calculated as total long-term borrowings less cash and cash equivalents.

Annex-1

Free Cash Flow

Free Cash Flow represents net cash provided by operating activities less net purchases of property and equipment and other. Management believes that the presentation of free cash flow provides useful information to investors because it represents a measure of cash flow available for distribution among all the security holders of the Company.

We use Adjusted Revenue, Legacy Business Revenue, Adjusted Operating Income (including on a constant currency basis), Covenant Adjusted EBITDA, Adjusted Net Income (including on a constant currency basis), Adjusted EPS (including on a constant currency basis) and Free Cash Flow as supplemental measures of our operating profitability and to control our cash operating costs. We believe these financial measures are useful to investors because they enable better comparisons of our historical results and allow our investors to evaluate our performance based on the same metrics that we use to evaluate our performance and trends in our results. These financial metrics are not measurements of financial performance under generally accepted accounting principles, or GAAP. Our presentation of these metrics has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. You should not consider these measures as alternatives to revenue, operating income, net income, or earnings per share, determined in accordance with GAAP. Adjusted Revenue, Legacy Business Revenue, Adjusted Operating Income, Covenant Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow as presented by us, may not be comparable to other similarly titled measures of other companies because not all companies use identical calculations.

Explanatory Notes to the Non-GAAP Schedules

Amortization of acquisition-related intangible assets – adjustments to eliminate the change in amortization resulting from the purchase accounting applied to the January 26, 2007 going-private transaction executed with investment funds affiliated with GS Capital Partners, CCMP Capital Advisors, LLC and J.P. Morgan Partners, LLC, Thomas H. Lee Partners, L.P. and Warburg Pincus LLC as well as approximately 250 senior management personnel ($30.9 million for fiscal 2019) and amortization expense recognized on other acquisition-related intangible assets ($86.1 million for fiscal 2019).

Severance and other charges – adjustments to eliminate severance expenses and other costs incurred in the applicable period related to streamlining initiatives ($18.7 million for fiscal 2019 and $36.6 million for fiscal 2018), adjustments to eliminate consulting costs incurred in the applicable period related to streamlining and general administrative initiatives ($14.5 million for fiscal 2019 and $20.2 million for fiscal 2018), adjustments to eliminate costs associated with the retirement of the Company’s former chief executive officer ($12.1 million for fiscal 2019, of which $10.4 million relates to cash compensation), incurring duplicate rent charges, moving costs, opening costs to build out and ready the Company’s new headquarters while occupying its then existing headquarters and closing costs ($8.2 million for fiscal 2019 and $7.7 million for fiscal 2018), incurring charges related to information technology related initiatives ($5.0 million for fiscal 2019) and other charges ($0.3 million net expense reduction for fiscal 2019 and $3.1 million for fiscal 2018).

Effects of divestitures – adjustments to eliminate the impact that the Healthcare Technologies divestiture had on comparative periods.

Merger and Integration Related Charges – adjustments to eliminate merger and integration charges primarily related to the Avendra and AmeriPride acquisitions, including deal costs, costs for transitional employees and integration related consulting costs ($36.1 million for fiscal 2019 and $78.1 million for fiscal 2018).

Gain on sale of Healthcare Technologies – adjustment to eliminate the impact of the gain on sale of the Healthcare Technologies business.

Tax Reform Related Employee Reinvestments – adjustments to eliminate certain reinvestments associated with tax savings created by the Tax Cuts and Jobs Act of 2017, including employee training expenses, special recognition awards and retirement contributions ($74.9 million for fiscal 2019).

Advisory Fees Related to Shareholder Matters – adjustments to eliminate third party advisory, legal and other professional service fees incurred related to conversations initiated by Mantle Ridge LP in connection with the Company’s business, operations, strategies, governance and the composition of the Board of Directors ($7.7 million for fiscal 2019).

Annex-2

Gains, losses and settlements impacting comparability – adjustments to eliminate certain transactions that are not indicative of our ongoing operational performance, primarily for expenses related to legal settlements ($27.9 million for fiscal 2019), impairment charges related to various assets ($14.8 million for fiscal 2019), income/loss from prior years’ loss experience under our casualty insurance program ($9.2 million gain for fiscal 2019 and $14.9 million gain for fiscal 2018), banker fees and other charges related to the sale of Healthcare Technologies ($7.7 million for fiscal 2019), charges related to hyperinflation in Argentina ($4.9 million for fiscal 2019 and $3.8 million for fiscal 2018), the impact of the change in fair value related to certain gasoline and diesel agreements ($4.7 million loss for fiscal 2019 and $0.2 million gain for fiscal 2018), settlement charges related to exiting a joint venture arrangement ($4.5 million for fiscal 2019), pension plan charges ($1.2 million loss for fiscal 2019 and $2.9 million loss for fiscal 2018), charges related to a joint venture liquidation and acquisition ($7.5 million for fiscal 2018), certain environmental charges ($5.0 million for fiscal 2018), certain consulting costs ($1.0 million for fiscal 2018) and other charges ($4.0 million for fiscal 2019).

Effect of currency translation – adjustments to eliminate the impact that fluctuations in currency translation rates had on the comparative results by presenting the periods on a constant currency basis. Assumes constant foreign currency exchange rates based on the rates in effect for the prior year period being used in translation for the comparable current year period.

Effect of refinancing and other on interest and other financing costs, net – adjustments to eliminate expenses associated with refinancing activities undertaken by the Company in the applicable period such as third party costs and non-cash charges for the write-offs of deferred financing costs and debt discounts, non-cash charges for the write-off of deferred financing costs related to debt payments and other pension plan charges.

Effect of tax reform on provision for income taxes – adjustments to eliminate the impact of tax reform that is not indicative of our ongoing tax position based on the new tax policies and certain other adjustments.

Tax Impact of Adjustments to Adjusted Net Income – adjustments to eliminate the net tax impact of the adjustments to adjusted net income calculated based on a blended U.S. federal and state tax rate for U.S. adjustments and the local country tax rate for adjustments in jurisdictions outside the U.S.

Annex-3

Aramark and Subsidiaries

RECONCILIATION OF NON-GAAP MEASURES

ADJUSTED CONSOLIDATED OPERATING INCOME MARGIN

(Unaudited) ($ In thousands)

	Fiscal 2019	Fiscal 2018

Revenue (as reported)	$16,227,341	$15,789,633

Operating Income (as reported)	$891,159	$818,411

Operating Income Growth (as reported)	8.89%

Revenue (as reported)	$16,227,341	$15,789,633

Effect of Currency Translation	275,043	—

Effect of Divestitures	—	(371,712)

Adjusted Revenue	$16,502,384	$15,417,921

Operating Income (as reported)	$891,159	$818,411

Amortization of Acquisition-Related Intangible Assets	117,044	107,801

Severance and Other Charges	58,447	67,577

Merger and Integration Related Charges	36,068	79,908

Gain on sale of Healthcare Technologies	(156,309)	—

Tax Reform Related Employee Reinvestments	74,894	—

Advisory Fees related to Shareholder Matters	7,661	—

Effect of Divestitures	—	(30,157)

Gains, Losses and Settlements impacting comparability	60,464	5,424

Adjusted Operating Income*	$1,089,428	$1,048,964

Effect of Currency Translation	12,028	—

Adjusted Operating Income (Constant Currency)	$1,101,456	$1,048,964

Adjusted Operating Income Growth (Constant Currency)	5.00%

*

Beginning in FY 2019, the definition of Adjusted Operating Income changed. Adjusted Operating Income for the fiscal year end September 28, 2018 has been calculated based on this new definition. See Annex 1 for the new definition of Adjusted Operating Income.

Annex-4

Aramark and Subsidiaries

RECONCILIATION OF NON-GAAP MEASURES

ADJUSTED NET INCOME & ADJUSTED EPS

(Unaudited) (In thousands, except per share amounts)

	Fiscal 2019	Fiscal 2018

Net Income Attributable to Aramark Stockholders (as reported)	$448,549	567,885

Adjustment:

Amortization of Acquisition-Related Intangible Assets	117,044	107,801

Severance and Other Charges	58,447	67,577

Effect of Divestitures	—	(30,157)

Merger and Integration Related Charges	36,068	79,908

Gain on sale of Healthcare Technologies	(156,309)	—

Tax Reform Related Employee Reinvestments	74,894	—

Advisory Fees related to Shareholder Matters	7,661	—

Gains, Losses and Settlements impacting comparability	60,464	5,424

Effects of Refinancing on Interest and Other Financing Costs, net	2,219	19,925

Effect of Tax Reform on Provision For Income Taxes	(12,126)	(221,998)

Tax Impact of Adjustments to Adjusted Net Income	(73,156)	(62,639)

Adjusted Net Income	$563,755	533,726

Effect of Currency Translation, net of tax	8,846	—

Adjusted Net Income (Constant Currency)	$572,601	533,726

Earnings Per Share (as reported)

Net Income Attributable to Aramark Stockholders (as reported)	$448,549	567,885

Diluted Weighted Average Shares Outstanding	252,010	253,352

	$1.78	2.24
Earnings Per Share Growth	(20.54%)

Adjusted Earnings Per Share

Adjusted Net Income*	$563,755	533,726

Diluted Weighted Average Shares Outstanding	252,010	253,352

	$2.24	2.11

Adjusted Earnings Per Share (Constant Currency as reported in each respective year)

Adjusted Net Income (Constant Currency)	$572,601	533,726

Diluted Weighted Average Shares Outstanding	252,010	253,352

Adjusted Earnings Per Share (Constant Currency)	$2.27	2.11

Adjusted Earnings Per Share Growth (Constant Currency)	7.58%

*

Beginning in FY 2019, the definition of Adjusted Net Income changed. Adjusted Net Income for the fiscal year ended September 28, 2018 has been calculated based on this new definition. See Annex-1 for the new definition of Adjusted Net Income.

Annex-5

Aramark and Subsidiaries

RECONCILIATION OF NON-GAAP MEASURES

ADJUSTED NET INCOME AND ADJUSTED EPS

(Unaudited) ($ in thousands)

	Fiscal 2018	Fiscal 2017

Net Income Attributable to Aramark Stockholders (as reported)	$567,885	$373,923

Adjustment:

Amortization of Acquisition-Related Customer Relationship Intangible Assets and Depreciation of Property and Equipment Resulting from the 2007 LBO	37,756	57,585

Share-Based Compensation	89,465	67,089

Severance and Other Charges	67,577	28,328

Merger and Integration Related Charges	79,908	—

Gains, Losses and Settlements impacting comparability	7,578	912

Effects of Refinancing on Interest and Other Financing Costs, net	17,773	31,491

Effect of Tax Reform on Provision For Income Taxes	(221,998)	—

Tax Impact of Adjustments to Adjusted Net Income	(77,032)	(69,039)

Adjusted Net Income	$568,912	$490,289

Effect of Currency Translation, net of tax	(4,798)	989

Adjusted Net Income (Constant Currency)	$564,114	$491,278

Earnings Per Share (as reported)

Net Income Attributable to Aramark Stockholders (as reported)	$567,885	$373,923

Diluted Weighted Average Shares Outstanding	253,352	251,557

	$2.24	$1.49

Adjusted Earnings Per Share

Adjusted Net Income*	$568,912	$490,289

Diluted Weighted Average Shares Outstanding	253,352	251,557

	$2.25	$1.95

Adjusted Earnings Per Share (Constant Currency as reported in each respective year)

Adjusted Net Income (Constant Currency)	$564,114	$491,278

Diluted Weighted Average Shares Outstanding	253,352	251,557

Adjusted Earnings Per Share (Constant Currency as reported in each respective year)	$2.23	$1.95

Adjusted Earnings Per Share Growth (Constant Currency)	14.36%	12.07%

*

Adjusted Net Income calculated based on the definition in place during each respective fiscal year. The non-GAAP financial measures per this schedule were not restated based on FY 2019’s new definition of Adjusted Net Income. The purpose of including this schedule is to show the calculation of Adjusted Earnings Per Share for the periods that make up part of the performance period for Performance Stock Unit awards.

Annex-6

Aramark and Subsidiaries

RECONCILIATION OF NON-GAAP MEASURES

LEGACY BUSINESS REVENUE (CONSTANT CURRENCY)

(Unaudited) ($ in thousands)

Fiscal Year Ended 9/27/2019
Revenue (as reported)	$16,227,341
Effect of Currency Translation	275,043
Adjusted Revenue	16,502,384
Effect of AmeriPride and Avendra Acquisitions	(198,384)
Changes pursuant to ASC 606, Revenue from Contracts with Customers	(331,431)
Legacy Business Revenue	$15,972,569

Fiscal Year Ended 9/28/2018
Revenue (as reported)	$15,789,633
Effect of Divestitures	(371,712)
Legacy Business Revenue	$15,417,921
Legacy Business Growth	3.60%

Annex-7

Aramark and Subsidiaries

RECONCILIATION OF NON-GAAP MEASURES

FREE CASH FLOW

(Unaudited) ($ in thousands)

Fiscal Year Ended 9/27/2019
Net Cash provided by operating activities	$984,227
Net purchases of property and equipment and other[1]	(485,219)
Free Cash Flow	$499,008

[1]	Does not include $23.0 million of proceeds from governmental agencies related to property and equipment.

Annex-8

Aramark and Subsidiaries

RECONCILIATION OF NON-GAAP MEASURES

NET DEBT TO COVENANT ADJUSTED EBITDA

(Unaudited) ($ in thousands)

	Twelve Months Ended September 27, 2019	Twelve Months Ended September 28, 2018
Net Income Attributable to Aramark Stockholders (as reported)	$448,549	$567,885
Interest and Other Financing Costs, net	334,987	346,535
Provision (Benefit) for Income Taxes	107,706	(96,564)
Depreciation and Amortization	592,573	596,182
Share-based compensation expense(1)	55,280	88,276
Unusual or non-recurring (gains) and losses(2)	(156,309)	—
Pro forma EBITDA for equity method investees(3)	8,077	15,214
Pro forma EBITDA for certain transactions(4)	21,527	58,600
Other(5)	253,480	151,636
Covenant Adjusted EBITDA	$1,665,870	$1,727,764

Net Debt to Covenant Adjusted EBITDA
Total Long-Term Borrowings	$6,682,167	$7,243,984
Less: Cash and cash equivalents	246,643	215,025
Net Debt	6,435,524	7,028,959
Covenant Adjusted EBITDA	1,665,870	1,727,764
Net Debt/Covenant Adjusted EBITDA	3.86	4.07

(1)	Represents compensation expense related to the Company’s issuances of share-based awards.

(2)	Represents the gain from the divestiture of Healthcare Technologies.

(3)

Represents our estimated share of EBITDA primarily from our AIM Services Co., Ltd. equity method investment, not already reflected in our net income attributable to Aramark stockholders. EBITDA for this equity method investee is calculated in a manner consistent with Covenant Adjusted EBITDA but does not represent cash distributions received from this investee.

(4)	Represents the annualizing of net EBITDA from certain acquisitions and divestitures made during the period.

(5)

“Other” for the twelve months ended September 27, 2019 and September 28, 2018, respectively, includes expenses related to merger and integration related charges ($36.1 million and $78.1 million), adjustments to remove the impact attributable to the adoption of certain new accounting standards, including Accounting Standards Codification 606, Revenue from Contracts with Customers, in accordance with the Credit Agreement and indentures ($23.7 million and $7.7 million), organizational streamlining initiatives ($18.7 million and $36.6 million), duplicate rent charges, moving costs, opening costs to build out and ready the Company’s new headquarters while occupying its then existing headquarters and closing costs ($8.2 million and $7.7 million), the impact of hyperinflation in Argentina ($4.9 million and $3.8 million), the impact of the change in fair value related to certain gasoline and diesel agreements ($4.7 million loss and $0.2 million gain) and other miscellaneous expenses. “Other” for the twelve months ended September 27, 2019 also includes compensation expense for employee reinvestments funded by benefits from U.S. tax reform ($74.9 million), costs related to legal settlements ($27.9 million), asset impairment charges ($14.8 million), costs associated with the retirement of the Company’s former chief executive officer ($10.4 million), closing costs mainly related to customer contracts ($8.5 million), advisory fees related to shareholder matters ($7.7 million), banker fees and other charges related to the sale of Healthcare Technologies ($7.7 million) and settlement charges related to exiting a joint venture arrangement ($4.5 million). “Other” for the twelve months ended September 28, 2018 also includes property and other asset write-downs related to a joint venture liquidation and acquisition ($7.5 million), and certain environmental charges ($5.0 million).

Annex-9

Appendix A

Aramark Second Amended and Restated 2013 Stock Incentive Plan

1. Purpose. The purpose of the Aramark Second Amended and Restated 2013 Stock Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby current and prospective directors, officers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan:

(a) “Affiliate” means with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Plan, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing.

(b) “Amendment and Restatement Effective Date” means January 29, 2020.

(c) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit, Dividend Equivalent award, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

(d) “Award Agreement” means any agreement or other instrument (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) setting forth the terms of an Award that has been duly authorized and approved by the Committee.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means, in the case of a particular Award with respect to a Participant, (i) if such Participant is at the time of termination a party to any employment, consulting or other similar agreement (any such agreement, an “Individual Agreement”) that defines such term, the meaning given in such Individual Agreement; (ii) otherwise if such Participant is at the time of termination a party to an Award Agreement which was entered into under this Plan and defines such term, the meaning given in the Award Agreement; and (iii) in all other cases, such Participant’s (A) commission of a felony or a crime of moral turpitude; (B) commission of a willful and material act of dishonesty involving the Company; (C) material breach of the Company’s Business Conduct Policy that causes harm to the Company or its business reputation; or (D) willful misconduct that causes material harm to the Company or its business reputation.

(g) “Change of Control” means, unless otherwise provided in an Award Agreement, the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act);

(ii) any person or group is or becomes the “beneficial owner” (as such term is used for purposes of Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total voting power of the outstanding voting stock of the Company, including by way of merger, consolidation or otherwise;

(iii) during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided, that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the

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Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iv) a complete liquidation or dissolution of the Company.

In addition, if a Change of Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (i), (ii), or (iii) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation § 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

(i) “Committee” means the Compensation and Human Resources Committee of the Board, a Sub-Committee as may be appointed pursuant to Section 4(a) or the Board.

(j) “Common Stock” means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(k) “Company” means Aramark, a Delaware corporation, and any successor thereto.

(l) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(m) “Deferred Stock Unit” or “DSU” means the right to receive cash or one whole share of Common Stock for each whole Deferred Stock Unit awarded under Section 10(b) of the Plan.

(n) “Disability” means, unless the Award granted to the applicable Participant is subject to Section 409A of the Code, with respect to each Participant, the Participant is (i) unable to perform the material and substantial duties of the Participant’s Regular Occupation (as defined herein below) due to the Participant’s sickness or injury; and (ii) the Participant is under the regular care of a qualified doctor; and (iii) the Participant has incurred a twenty percent (20%) or more loss in the Participant’s monthly earnings due to that sickness or injury (or such other definition of disability that results in a termination of employment and commencement of receipt of benefits under the Company or its Affiliate’s long term disability plan, as in effect at the applicable time (the “LTD Plan”)). In the event that the Award granted to the applicable Participant is subject to Section 409A of the Code, the term Disability, shall instead have the meaning of “Disability” as defined under Section 409A of the Code or any successor provision of the Code at the applicable time. For purposes of this definition, the term “Regular Occupation” means the occupation the Participant is routinely performing when the Participant’s Disability begins, which shall be determined by the LTD Plan Claims Administrator as provided in the LTD Plan.

(o) “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 10(c) of the Plan.

(p) “Effective Date’’ means the date on which the Plan (prior to the first amended and restatement thereof) was initially approved by the stockholders of the Company (i.e., December 1, 2013).

(q) “Eligible Director” means a person who is with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act,

(r) “Eligible Person” means any (i) individual employed by the Company or any of its Affiliates; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or any of its Affiliates who may be offered securities registrable on Form S-8 under the Securities Act or pursuant to Rule 701 of the Securities Act, or any other available exemption, as applicable.

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(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(t) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(u) “Fair Market Value’’ means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on one or more established U.S. national or regional securities exchanges, its Fair Market Value shall be the closing sale price for such Common Stock (or if no closing sale price is reported, the closing price on the last preceding date on which such prices of the Common Stock are so reported) on such date as reported in composite transactions for the principal exchange on which the Common Stock is listed (as determined by the Committee); (ii) if the Common Stock is not listed on a U.S. national or regional securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made, its Fair Market Value shall be equal to the average between the high and low sales prices of the Common Stock on the most recent date on which the Common Stock was traded, as reported by Pink OTC Markets Inc. or a similar organization (as selected by the Committee); or (iii) if the Common Stock is not so traded, the Fair Market Value thereof shall be determined by the Committee in good faith.

(v) “Good Reason”, to the extent a Participant is party to an agreement relating to employment and post-employment competition, or other similar agreement, with the Company or any of its Affiliates (including any exhibits and schedules thereto) (an “ELC Agreement’) that contains a definition of “Good Reason”, has the meaning given to such term in a Participant’s ELC Agreement. For the avoidance of doubt, if a Participant is not party to an ELC Agreement or if a Participant’s ELC Agreement does not contain a definition of Good Reason, then such Participant shall not have grounds to effect a Termination of Relationship for Good Reason.

(w) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of the Plan.

(x) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(y) “Indemnifiable Person” shall have the meaning set forth in Section 4(d) of the Plan.

(z) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award.

(aa) “Net Exercise” means a Participant’s ability to exercise an Option by directing the Company to deduct from the shares of Common Stock issuable upon exercise of such Option, a number of shares of Common Stock having an aggregate Fair Market Value equal to the sum of the aggregate Exercise Price therefor plus the amount of the Participant’s Tax Withholding, and the Company shall thereupon issue to the Participant the net remaining number of shares of Common Stock after such deductions.

(bb) “Nonqualified Stock Option’’ means an Option that is not designated by the Committee as an Incentive Stock Option.

(cc) “Option” means an Award granted under Section 7 of the Plan.

(dd) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(ee) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(ff) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(gg) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

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(hh) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ii) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(jj) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(kk) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(ll) “Person” means a “person” as such term is used for purposes of 13(d) or 14(d) of the Exchange Act, or any successor section thereto.

(mm) “Plan”’ means this Second Amended and Restated Aramark 2013 Stock Incentive Plan.

(nn) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(oo) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(pp) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(qq) “Retirement” means, with respect to a Participant, unless otherwise provided in an Award Agreement, the retirement of such Participant upon or after achieving age 60 and five (5) years of employment with the Company, any of its Affiliates, and/or any of their respective predecessors.

(rr) “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(ss) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(tt) “SEC” means the Securities and Exchange Commission.

(uu) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(vv) “Stock Bonus Award” means an Award granted under Section 10(a) of the Plan.

(yy) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(zz) “Sub-Committee” has the meaning given to such term in Section 4(a) of the Plan.

(aaa) “Substitute Award” has the meaning given to such term in Section 5(e) of the Plan.

(bbb) “Tax Withholding” means a Participant’s tax withholding for any federal, state, local and non-U.S. income and employment taxes that are withheld with respect to any Award granted hereunder pursuant to Section 15(c) of the Plan.

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(ccc) “Termination of Relationship” means (i) if the Participant is an employee of the Company or any Affiliate, the termination of the Participant’s employment with the Company and its Affiliates for any reason; (ii) if the Participant is a consultant to the Company or any Affiliate, the termination of the Participant’s consulting relationship with the Company and its Affiliates for any reason; and (iii) if the Participant is a director of the Company or any Affiliate, the termination of the Participant’s service as a director of the Company or such Affiliate for any reason; including, in the case of clauses (i), (ii) or (iii), as a result of such Affiliate no longer being an Affiliate of the Company because of a sale, divestiture or other disposition of such Affiliate by the Company (whether such disposition is effected by the Company or another Affiliate thereof).

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer the Plan; provided, however, that the Compensation and Human Resources Committee may also delegate, at any time and from time to time, to any sub-committee of the Compensation and Human Resources Committee and the Board may also delegate, at any time and from time to time, to any other committee of the Board (in either case which shall consist of one or more members of the Compensation and Human Resources Committee or Board, respectively, and may consist solely of the Chief Executive Officer of the Corporation so long as he or she is a member of the Board) (a “Sub-Committee”), subject to such guidelines as the Board or the Compensation and Human Resources Committee may establish from time to time, the authority to act on behalf of the Compensation and Human Resources Committee or the Board with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, except that to the extent required to obtain exemption from Section 16(b) of the Exchange Act under Rule 16b-3 promulgated thereunder, (i) the Compensation and Human Resources Committee or such Sub-Committee must consist of two or more members of Board and (ii) each member of the Compensation and Human Resources Committee or Sub-Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Compensation and Human Resources Committee or Sub-Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Compensation and Human Resources Committee or Sub-Committee that is otherwise validly granted under the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may also delegate to an executive officer or other employee of the Company the authority to grant Awards to non-executive officers or persons who are not “officers” (as defined in Section 16 of the Exchange Act) of the Company, to the extent permitted by applicable law.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (iv) determine the terms and conditions of any Award and any amendments thereto; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

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(c) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any of its Affiliates, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(d) No member of the Board, the Committee, delegate of the Committee or any officer, employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud, gross negligence or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws or as a matter of law or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(e) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent awards, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan 33,000,000 shares of Common Stock; (ii) subject to Section 12 of the Plan, no more than 2,000,000 shares of Common Stock may be issued upon the exercise of Incentive Stock Options; (iii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 2,000,000 shares of Common Stock may be made to any single Participant during any calendar year; (iv) subject to Section 12 of the Plan, Performance Compensation Awards covering no more than 1,000,000 shares of Common Stock may be granted pursuant to Section 11 of the Plan to any single Participant during a single calendar year, and in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 1,000,000 shares of Common Stock on the last day of the Performance Period to which such Award relates may be paid in respect of such Award; and (v) the maximum amount that can be paid to any single Participant in any one calendar year pursuant to a cash bonus Award described in Section 11(a) of the Plan shall be $10,000,000. Additionally, the maximum number of shares of Common Stock subject to Awards granted during a single calendar year to any Non-Employee Director, taken together with any cash fees earned by such Non-Employee Director during such calendar year, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

(c) Shares of Common Stock that are subject to or underlie Options, SARs, Restricted Stock, Restricted Stock Units or other Awards granted under the Plan that are forfeited, cancelled, expire unexercised, or for any reason

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are canceled or terminated without having been exercised or delivered (including Shares of Common Stock that are subject to or underlie the unexercised, unvested or undelivered portion of any such Awards, in the case of Awards that were partially exercised, vested or delivered at the time of their expiration, cancellation or termination) shall, notwithstanding anything herein to the contrary, be available again for other Awards under the Plan. Shares of Common Stock that are settled in cash, redeemed as part of a Net Exercise settlement or as part of the payment of the required Exercise Price or Tax Withholding obligations, or that are purchased by the Company using proceeds received from Option exercises shall not be available again for other Awards under the Plan.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. The number of shares of Common Stock reserved pursuant to Section 5(b) may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Common Stock subject to Awards before and after the substitution.

(f) Awards granted to employees of the Company under the Plan shall be subject to a minimum one-year vesting period, subject to potential acceleration of vesting in the event of a Participant’s death, disability or Retirement (to the extent provided in the applicable award agreement), or as otherwise provided under the Plan or in any agreement in effect on the Amendment and Restatement Effective Date.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options.

(a) Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any of its Affiliates, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and provided, further, that a Nonqualified Stock Option may be granted with an Exercise Price lower than that set

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forth herein if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) and Section 409A of the Code.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any of its Affiliates; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Tax Withholding obligations of the Participant. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. Unless otherwise expressly provided by the Committee in any Award Agreement, the aggregate Exercise Price (and any Tax Withholding due) shall, to the extent permitted by applicable law, be payable:

(i) in cash (by wire transfer of immediately available funds to a bank account of the Company, by delivery of a certified check payable to the Company);

(ii) by surrender of shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company);

(iii) pursuant to a Net Exercise arrangement; provided, however, that in such event, the Committee may exercise its discretion to limit or prohibit the use of a Net Exercise solely with respect to Tax Withholding if the Committee determines in good faith that to allow for a Net Exercise with respect to Tax Withholding would result in a material negative impact on the Company’s and its subsidiaries, near-term liquidity needs;

(iv) in other property having a fair market value on the date of exercise equal to the Exercise Price,

(v) by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or

(vi) a combination of the methods set forth in this Section 7(d).

Notwithstanding the foregoing, if on the last day of the Option Period, the Fair Market Value exceeds the Exercise Price, the Participant has not exercised the Option, and the Option has not otherwise expired, such Option shall be deemed to have been Net Exercised by the Participant on such last day prior to the expiration of the Option Period and the Company shall make the appropriate payment therefor.

(e) Notice of Exercise. A Participant (or other person, as provided in Section 15(b)) may exercise an Option (for the shares of Common Stock represented thereby) granted under the Plan in whole or in part (but for the purchase of whole shares only), as provided in the Award Agreement evidencing his Option, by delivering a notice (the “Notice”) to the Company in accordance with the Option exercise notice practices and procedures in effect at the Company from time to time. In accordance therewith, the Notice may include the following:

(i) that the Participant elects to exercise the Option;

(ii) the number of shares of Common Stock with respect to which the Option is being exercised (the “Option Shares”);

(iii) the method of payment for the Option Shares (which method must be available to the Participant under the terms of his or her Award Agreement);

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(iv) the date upon which the Participant desires to consummate the purchase of the Option Shares (which date must be prior to the termination of such Option); and

(v) any additional provisions with respect to Notice consistent with the Plan as the Committee may from time to time require.

The exercise date of an Option shall be the date on which the Company receives the Notice and any payment due from the Participant.

(f) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option.

(g) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the SEC or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR.

(c) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(d) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Tax Withholding obligations of the Participant. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Book Entry and Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a Participant’s ownership to be recognized through uncertificated book entry. If the

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Company elects to issue stock certificates, then stock certificates registered in the name of the Participant shall be issued and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting. The Restricted Stock Period with respect to any shares of Restricted Stock shall lapse and the Restricted Stock Units shall vest in such manner and on such date or dates as determined by the Committee.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, provide in an Award Agreement the Company’s ability to elect to (A) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (B) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any Tax Withholding obligations of the Participant.

(e) Legends on Restricted Stock. To the extent applicable, all book entries (or stock certificates, if any) representing Restricted Stock awarded under the Plan shall bear a book entry notation or legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE ARAMARK SECOND AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN ARAMARK AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ARAMARK.

10. Stock Bonus Awards; Deferred Stock Units; Dividend Equivalents.

(a) Stock Bonus Awards. The Committee may issue unrestricted Common Stock, or other Awards denominated in Common Stock under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts

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as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Deferred Stock Units. Each grant of Deferred Stock Units shall be evidenced by an Award Agreement. Each such grant shall be subject to the conditions set forth in this Section 10(b), and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Each Deferred Stock Unit shall entitle the holder thereof to receive one share of Common Stock on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter (which settlement date may (but is not required to) be the date of the Participant’s Termination of Relationship). Shares of Common Stock underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Committee shall not be issued until on or following the date that those conditions and criteria have been satisfied. Unless otherwise provided by the Committee, a holder of Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the shares of Common Stock underlying the Award have been issued to the Holder.

(c) Dividend Equivalents. Dividend Equivalents may be granted by the Committee based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash, additional Awards or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. No Dividend Equivalent shall be payable with respect to any Award unless specified by the Committee in the Award Agreement. Notwithstanding the above, no Dividend Equivalents shall be payable with respect to outstanding (i) Options or SARs or (ii) unearned Awards subject to vesting conditions unless and until the corresponding Award has vested in accordance with its terms.

11. Performance Compensation Awards.

(a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to grant a performance-based Award as a Performance Compensation Award. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award.

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of target levels of, a targeted percentage increase in, or solely the achievement of, one or more of the following Company or business group measures (all capitalized terms not defined herein shall have the meanings contained in the Company’s audited financial statements for the relevant performance period as such terms and definitions may be expressly modified and established by the Committee with respect to the relevant performance period): (i) Earnings Before Interest and Taxes (“EBIT”), (ii) Return on Net Assets (“RONA”), (iii) Net Income, (iv) After Tax Return on Investment (“ATROI”), (v) Sales, (vi) Revenues, (vii) Earnings Per Share, (viii) Total Shareholder Return, (ix) Return on Equity (“ROE”), (x) Return on Investment (“ROI”), (xi) Total Business Return, (xii) Return on Gross Investment (“ROGI”), (xiii) Operating Cash Flow, (xiv) Free Cash Flow, (xv) Operating Income, (xvi) Pretax Income, (xvii) Return on Invested Capital (“ROIC”), (xviii) stock price appreciation, (xix) Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) or (xx) Margin based upon any of EBIT, Operating Income, Pretax Income, EBITDA or any other profit measure. The measures may be based on absolute Company performance or Company performance relative to a peer group or other external measure of selected performance. Performance Criteria that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or financial metrics that are based on, or able to be derived from GAAP, and may be adjusted when established (or at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. The Committee also has the

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authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events:

(i) a change in accounting standards or principles, (ii) a significant acquisition or divestiture, (iii) a significant capital transaction, or (iv) any other unusual, infrequently occurring, nonrecurring items, to the extent such adjustments are stated at the time that the performance goals are determined. The Committee may also adjust, upward or downward, as applicable, the Performance Goals to reflect any other item or event, so long as any such item or event is separately identified as an item or event requiring adjustment of such Performance Goals at the time the Performance Goals are determined.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.

12. Changes in Capital Structure and Similar Events. In the event of (a) any stock dividend, extraordinary cash dividend or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change of Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change of Control) affecting the Company, any of its Affiliates, or the financial statements of the Company or any of its Affiliates, or changes in applicable rules, rulings, regulations or other

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requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor).

For the avoidance of doubt, in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards Codification Topic 718, Stock Compensation), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section l2 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change of Control. Except to the extent otherwise provided in an Award Agreement, in the event of (i) the occurrence of a Change of Control, and (ii) thereafter, a Termination of Relationship of any given Participant by the Company or any of its Affiliates (or successors in interest) without Cause or by the Participant for Good Reason that occurs prior to the second anniversary of the date of such Change of Control, then notwithstanding any other provision of the Plan to the contrary, with respect to all or any portion of the Participant’s then outstanding Award or Awards:

(a) the then outstanding Options and SARs shall become immediately exercisable on the date of the Termination of Relationship;

(b) the Restricted Period shall expire on the date of the Termination of Relationship (which includes, without limitation the waiver of any applicable Performance Goals);

(c) Performance Periods in effect on of the date of the Termination of Relationship occurs shall end on such date, and with respect to each such Performance Period, all applicable Performance Goals shall be deemed to have been achieved at the applicable “target” levels of performance have been attained; and

(d) All Awards that have been previously deferred shall be settled in full as soon as practicable, but if any only if, with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the

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Code, (I) such Termination of Relationship occurs prior to the second anniversary of the Change of Control and (II) such settlement does not contradict any pre-existing deferral election under any other plan, program or arrangement of the Company or any of its Affiliates then in effect.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (d) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change of Control transactions with respect to the Common Stock subject to their Awards.

14. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or interdealer quotation system on which the shares of Common Stock may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, and (ii) the Committee may not cancel any outstanding Option or SAR when the per share Exercise Price or Strike Price exceeds the Fair Market Value in exchange for cash or another Award, and the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

(c) Extension of Termination Date. A Participant’s Award Agreement may provide that if the exercise of the Option or SAR, as applicable, following the Participant’s Termination of Relationship (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, or any other requirements of applicable law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 7(c) and (ii) the expiration of a period of 30 days after the Participant’s Termination of Relationship during which the exercise of the Option would not be in violation of such registration requirements or other applicable requirements.

(d) Restriction on Grant of Awards. No Awards may be granted during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date.

15. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or Termination of Relationship of a Participant, or of such other events as may be determined by the Committee. The terms of any Award issued hereunder shall be binding upon the executors, administrators, beneficiaries, successors and assigns of the Participant.

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(b) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the satisfaction of any applicable vesting conditions and consequences of the Participant’s Termination of Relationship under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option or SAR shall be exercisable by the Permitted Transferee only if such Option or SAR has vested due to the Participant’s satisfaction of the applicable vesting criteria and only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any of its Affiliates, and the Company or any of its Affiliates shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee shall, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (i) the deduction from any amount payable to the Participant in cash or the delivery of shares of Common Stock owned by the Participant having a Fair Market Value equal to such withholding liability, or (ii) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award, including, for the avoidance of doubt, shares redeemed as part of a Net Exercise

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settlement, a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability or, if permitted by the Committee, such other rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules); provided, however, that in such event, the Committee may exercise its discretion to limit or prohibit the use of shares of Common Stock for such Tax Withholding if the Committee determines in good faith that to allow for the use of such shares with respect to Tax Withholding would result in a material negative impact on the Company’s and its Affiliates’ near-term liquidity needs.

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or any of its Affiliates, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any of its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Termination of Relationship.

(i) Unless determined otherwise by the Committee, neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with any of its Affiliates (or vice-versa) shall be considered a Termination of Relationship with the Company or such Affiliate.

(ii) Notwithstanding anything in this Plan to the contrary, with respect to any Award, a Termination of Relationship shall not be deemed to have occurred if a Participant remains an employee or a member of the Board of the Company or any Affiliate, but a Termination of Relationship shall be deemed to have occurred if a Participant terminates employment but remains a consultant of the Company or any Affiliate; provided that this paragraph shall not be effective if its existence or its application would result in imposition of taxes under Section 409A of the Code.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

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(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.

Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the SEC or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for shares of Common Stock or other securities of the Company or any of its Affiliates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the SEC, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor

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shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. All questions concerning the construction, interpretation and validity of the Plan and the instruments evidencing the Awards granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(p) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(s) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of shares of Common Stock under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(t) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive shares of Common Stock under any Award made under the Plan.

(u) Non-Qualified Deferred Compensation. To the extent applicable and notwithstanding any other provision of this Plan, this Plan and Awards hereunder shall be administered, operated and interpreted in accordance with Section 409A of the Code. Further, if any Award is subject to Section 409A of the Code, (a) references under the Plan or the applicable Award Agreement to the Participant’s Termination of Relationship shall be deemed to refer to the date upon which the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code and (b) any installment of Shares or cash due under any such Award shall constitute a “separate payment” within the meaning of Section 409A of the Code. In addition, if at the time of the Participant’s separation from service with the Company, the Participant is a “specified employee” as defined in

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Section 409A of the Code, and the deferral of the commencement of any payments or benefits otherwise payable under any Award as a result of such separation from service is necessary in order to prevent the imposition of any accelerated or additional tax under Section 409A of the Code, then the Company will defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to the Participant) to the minimum extent necessary to satisfy Section 409A of the Code until the date that is six months and one day following the Participant’s separation from service with the Company (or the earliest date as is permitted under Section 409A of the Code), if such payment or benefit is payable upon a Termination of Relationship. In addition, and notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code prior to the payment and/or delivery to such Participant of such amount, the Company may (i) adopt such amendments to the Plan and related Award Agreement, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (ii) take such other actions as the Committee determines necessary or appropriate to comply with the requirements of Section 409A of the Code. No action shall be taken under this Plan which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to such Award. However, in no event shall any member of the Board, the Company or any of its Affiliates (including their respective employees, officers, directors or agents) have any liability to any Participant (or any other person) with respect to this Section 15(v).

(v) Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

(w) No Liability with Respect to Any Corporate Action. Subject to Section 15(v), nothing contained in the Plan or in any Award Agreement will be construed to prevent the Company or any Affiliate of the Company from taking any corporate action which is deemed by the Company or by its Affiliates to be appropriate or in its best interest and no Participant or beneficiary of a Participant will have any claim against the Company or any affiliate as a result of any such corporate action.

(x) Affiliate Employees. In the case of a grant of an Award to an employee or consultant of any Affiliate of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the employee or consultant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled shall revert to the Company.

(y) Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to individuals who are eligible to participate in the plan who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

(z) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

As adopted and approved by the Board of Directors of Aramark on November 15, 2019 and the stockholders of Aramark on January 29, 2020 to be effective as of January 29, 2020.

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Appendix-B

Proposed Changes to Amended and Restated Certificate of Incorporation Concerning Shareholders’ Right to Call Special Meetings and Deletion of Certain Obsolete Provisions

If Proposal 5 is approved by stockholders at the 2020 Annual Meeting, the following amendments to the Amended and Restated Certificate of Incorporation will be approved.

Second Amended and Restated Certificate of Incorporation of Aramark ~~Holdings Corporation~~

~~ARAMARK Holdings Corporation~~Aramark, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

(1) The present name of the Corporation is ~~ARAMARK Holdings Corporation~~Aramark. The Corporation’s original certificate of incorporation was filed with the office of the Secretary of the State of Delaware on May 12, 2006.

(2) ~~This~~An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 11, 2013, and the name of the Corporation was changed pursuant to a Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on May 7, 2014.

(3) This Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law (the “DGCL”) ~~and by the written consent of its stockholders in accordance with Section 228 of the DGCL~~.

(~~3~~ 4) This Second Amended and Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended, supplemented and/or restated (the “Certificate of Incorporation”).

(~~4~~5) The text of the Certificate of Incorporation is amended and restated in its entirety as follows:

FIRST: NAME. The name of the Corporation is ~~ARAMARK Holdings Corporation~~Aramark.

SECOND: ADDRESS. The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of its registered agent at this address is The Corporation Trust Company.

THIRD: PURPOSE. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: CAPITALIZATION. (A) The total number of shares of stock that the Corporation has authority to issue is 700 million, of which:

(i) 600 million shares shall be shares of Common Stock, par value $0.01 per share (the “Common Stock”); and

(ii) 100 million shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

(B) The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the capital stock, irrespective of the provisions of Section 242(b)(2) of the DGCL or any corresponding provision hereinafter enacted, and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

FIFTH: CAPITAL STOCK. (A) The Board of Directors is hereby expressly authorized, subject to any limitations prescribed by law, by resolution or resolutions and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further stockholder approval, the designation of such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of such series of Preferred Stock and the number of shares of such series. The powers, preferences and relative, participating, optional and other special rights of, and the qualifications, limitations or restrictions thereof, each series of Preferred Stock, if any, may differ from those of any and all other series at any time outstanding.

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(B) Each holder of record of Common Stock, as such, shall have one vote for each share of Common Stock which is outstanding in his, her or its name on the books of the Corporation on all matters properly submitted to stockholders for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

(C) Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any Preferred Stock Designation).

SIXTH: BOARD OF DIRECTORS. The Corporation shall be governed in accordance with the following provisions:

(A) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors shall be determined from time to time exclusively by resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Directors of the Corporation shall be elected annually for terms of one year and shall continue to hold office until the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.

(B) Advance notice of nominations for the election of directors by stockholders and of business to be brought by stockholders before any meeting of stockholders shall be given in the manner provided in the by-laws.

(C) Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding ~~or the rights granted pursuant to the Amended and Restated Stockholders Agreement, dated as of December 10, 2013, by and among the Corporation, ARAMARK Intermediate HoldCo Corporation and the Stockholders from time to time party thereto, a copy of which shall be available to any stockholder upon written request to the Corporation (as the same may be further amended, supplemented, restated or otherwise modified from time to time, the “Stockholders Agreement”), any newly-created directorship on the Board of Directors that results from an increase in the authorized number of directors and any vacancy occurring in the Board of Directors (whether by death, resignation, disqualification, removal or other cause) shall be filled by a majority of the directors then in office, although less than a quorum, by a sole remaining director or by the stockholders; provided, however, that at any time when investment funds associated with or designated by GS Capital Partners, CCMP Capital Advisors, J.P. Morgan Partners, Thomas H. Lee Partners, Warburg Pincus and Joseph Neubauer (the “Controlling Owners”) and their affiliates beneficially own, in the aggregate, less than a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors~~, any newly-created directorship on the Board of Directors that results from an increase in the authorized number of directors and any vacancy occurring in the Board of Directors shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by stockholders). Any director elected to fill a vacancy or newly created directorship shall hold office until the next annual meeting of stockholders and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, disqualification or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

(D) Any or all of the directors (other than the directors elected solely by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause ~~by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation then entitled to vote at any election of directors, voting as a single class; provided, however, that at any time when the Controlling Owners and their affiliates beneficially own, in the aggregate, less than a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any such director or all such directors may be removed only~~ by the affirmative vote of the holders of at least 75% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

(E) Elections of directors need not be by written ballot unless the by-laws shall so provide.

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SEVENTH: BY-LAWS. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend, change, add to, rescind or repeal the by-laws of the Corporation, in whole or in part, without the vote of the stockholders, in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. ~~Notwithstanding anything to the contrary contained in this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote of the stockholders, for so long as the Controlling Owners and their affiliates beneficially own, in the aggregate, at least a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any Preferred Stock Designation) or by applicable law, the affirmative vote of a majority in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote on such amendment, alteration, change, addition, rescission or repeal, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the by-laws or to adopt any provision inconsistent therewith. At any time when the Controlling Owners and their affiliates beneficially own, in the aggregate, less than a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, in~~In addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any Preferred Stock Designation) or by applicable law, any amendment, alteration, rescission or repeal of the by-laws by the stockholders will require the affirmative vote of the holders of at least 75% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

EIGHTH: INDEMNIFICATION OF DIRECTORS AND OFFICERS. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent, trustee or representative or in any other capacity while serving as a director, officer, employee, agent, trustee or representative, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in this Article Eighth with respect to proceedings to enforce rights to indemnification and “advancement of expenses” (as defined below) or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

In addition to the right to indemnification conferred in this Article Eighth, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article Eighth (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires or in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified or entitled to advancement for such expenses under this Article Eighth or otherwise.

If a claim under this Article Eighth is not paid in full by the Corporation within sixty (60) days after a written claim for indemnification has been received by the Corporation, and in the case of a claim for an advancement of expenses,

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within twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article Eighth or otherwise shall be on the Corporation.

The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article Eighth, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article Eighth, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director of the Corporation at the request of the indemnitee-related entities (as defined below), the Corporation shall be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of this Article Eighth, irrespective of any right of recovery the indemnitee may have from the indemnitee-related entities. Under no circumstance shall the Corporation be entitled to any right of subrogation or contribution by the indemnitee-related entities and no right of advancement or recovery the indemnitee may have from the indemnitee-related entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation hereunder. In the event that any of the indemnitee-related entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the indemnitee-related entities effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this paragraph of this Article Eighth, entitled to enforce this paragraph of this Article Eighth.

For purposes of this Article, the following terms shall have the following meanings: The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation.

The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both

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the indemnitee-related entities and the Corporation pursuant to Delaware law, any agreement or certificate of incorporation, by-laws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the indemnitee-related entities, as applicable.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Eighth with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

The rights conferred upon indemnitees in this Article Eighth shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article Eighth that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

NINTH: LIMITATION OF DIRECTORS’ LIABILITY. To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Article Ninth, nor the adoption of any provision of this Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, repeal, adoption or modification.

TENTH: MEETINGS OF STOCKHOLDERS. (A) ~~At any time when the Controlling Owners and their affiliates beneficially own, in the aggregate, at least a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be executed and delivered in the manner required by law. At any time when the Controlling Owners and their affiliates beneficially own, in the aggregate, less than a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any~~Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Preferred Stock Designation.

(B) Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes (i) may be called at any time only by or at the direction of the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board or the Chairman of the Board of Directors~~; provided, however, that at any time when the Controlling Owners and their affiliates beneficially own, in the aggregate, at least a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors~~ and (ii) shall be called by the Chairman of the Board or the Secretary of the Corporation upon the written request of one or more stockholders that own, or who are acting on behalf of persons who own shares representing 15% or more of the voting power of the then outstanding shares of Common Stock entitled to vote on the matter or matters to be brought before the proposed special meeting. Except as provided for in the preceding sentence of this Article Tenth(B) or in the terms of any series of

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Preferred Stock, special meetings of the stockholders of the Corporation ~~for any purpose or purposes shall also be called by or at the direction of the Board of Directors or~~may not be called by any other person or persons. Any business that could be considered at an annual meeting of the stockholders may be considered at a special meeting of the stockholders, including the election and/or removal of any director or directors of the Corporation. Upon request in writing sent by registered mail to the Chairman of the Board of Directors ~~at the request of the Controlling Owners and their affiliates~~or Secretary of the Corporation by any stockholder or stockholders entitled to call a special meeting of the stockholders pursuant to this Article Tenth(B), the Board of Directors shall determine a place and time for such meeting, and shall hold such meeting not less than sixty (60) nor more than ninety (90) days after the receipt of such request, and shall set a record date for the determination of stockholders entitled to vote at such meeting in the manner set forth in the By-laws. Following such receipt, it shall be the duty of the Secretary of the Corporation to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in the By-laws, that a meeting will be held at the time and place so determined, no later than ten (10) business days after the date of receipt of such request.

(C) An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board of Directors or a duly authorized committee thereof.

ELEVENTH~~: COMPETITION AND CORPORATE OPPORTUNITIES. (A) In recognition and anticipation that (i) certain directors, principals, officers, employees and/or other representatives of the Controlling Owners and their Affiliates (as defined below) may serve as directors, officers or agents of the Corporation, (ii) the Controlling Owners and their respective director designees may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article Eleventh are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain business opportunities as they may involve any of the Controlling Owners or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.~~

~~(B) Except as provided below, to the fullest extent permitted by law, (i) none of the Controlling Owners or any of their respective director designees (collectively, “Identified Persons”) shall have any duty (fiduciary or otherwise) or obligation, if any, to refrain from (a) engaging in the same or similar activities or lines of business as the Corporation or any of its subsidiaries, (b) doing business with any client, customer or vendor of the Corporation or any of its subsidiaries or (c) entering into and performing one or more agreements (or modifications or supplements to pre-existing agreements) with the Corporation or any of its subsidiaries, including, in the cases of clauses (a), (b) or (c), any such matters as may be any potential transaction, investment or business opportunity or prospective economic or competitive advantage in which the Corporation or any of its subsidiaries could have any expectancy or interest (each a “Corporate Opportunity”); and (ii) no Identified Persons nor any officer, director or employee thereof shall be deemed to have breached any duty (fiduciary or otherwise), if any, to the Corporation, any of its subsidiaries or securityholders solely by reason of any Identified Person engaging in any such activity or entering into such transactions, including any Corporate Opportunities.~~

~~(C) Subject to clause (E) below and except as otherwise provided in this clause (C) with respect to Identified Corporate Opportunities (as defined below), the Corporation and its subsidiaries shall have no interest or expectation in, nor right to be informed of, any Corporate Opportunity, and in the event that any Identified Person or Controlling Owner Related Person (as defined below) acquires knowledge of a potential transaction or matter which may be a Corporate Opportunity, such Identified Person or Controlling Owner Related Person shall, to the fullest extent permitted by law, have no duty (fiduciary or otherwise) or obligation to communicate or offer such Corporate Opportunity to the Corporation or any of its subsidiaries or securityholders or to any other director designee of a Controlling Owner and shall not, to the fullest extent permitted by law, be liable to the Corporation or any of its subsidiaries or securityholders for breach of any fiduciary duty as a director, officer or securityholder of the Corporation or any of its subsidiaries solely by reason of the fact that any Identified Person or Controlling Owner Related Person acquires or seeks such Corporate Opportunity for itself, directs such Corporate Opportunity to another person, or otherwise does not communicate information regarding such Corporate Opportunity to the Corporation or its subsidiaries or securityholders, and the Corporation and its subsidiaries, to the fullest extent~~

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~~permitted by law, waive and renunciate any claim that such business opportunity constituted a Corporate Opportunity that should have been presented to the Corporation or any of its Affiliates; provided that if an opportunity is expressly communicated to a Controlling Person Related Person in his or her capacity as a director or officer of the Corporation or such subsidiary for the express purpose of causing such opportunity to be communicated to the Corporation or such subsidiary (an “Identified Corporate Opportunity”), then such Controlling Person Related Person shall reasonably promptly communicate the opportunity, or, in lieu thereof, the identity of the party initiating the communication and the subject of the communication, to the Board of Directors, and, upon such communication, such Controlling Person Related Person shall be deemed to have satisfied his or her obligations pursuant to this clause (C) and his or her fiduciary obligations, if any, in respect of such opportunity except that such Controlling Person Related Person shall otherwise keep such Identified Corporate Opportunity confidential and shall not disclose it to any other person.~~

~~(D) For the purposes of this Article Eleventh, (i) an “Affiliate” of, or a person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified; and (ii) a “Controlling Person Related Person” shall mean any director or officer of the Corporation or any of its subsidiaries who is also a director, officer or employee of any Controlling Owner or any of its Affiliates.~~

~~(E) Notwithstanding anything to the contrary in this Article Eleventh, in the event that any Controlling Owner is pursuing a Corporate Opportunity, such Controlling Owner will ensure that its director designee to the Board of Directors does not participate in any discussions of the Board of Directors regarding such Corporate Opportunity, or receive information from the Corporation or any Affiliate with respect thereto, or vote with respect to, any such Corporate Opportunity.~~

~~(F) To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Eleventh.TWELFTH~~: CORPORATE ACTIONS. At every meeting of stockholders duly called and held at which a quorum is present (i) in all matters other than the election of directors, the vote of the holders of a majority of the voting power represented in person or by proxy at the meeting and entitled to vote on the matter and (ii) in the case of the election of directors, a plurality of the votes cast at the meeting upon the election, by the holders who are present in person or by proxy and entitled to vote on the matter, shall be necessary to decide the question or election, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of this Certificate of Incorporation or of the By-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question or election.

~~THIRTEENTH~~ TWELFTH: MISCELLANEOUS. (A) If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

(B) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for any stockholder (including any beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (iii) any action asserting a claim against the Corporation or any director or officer of the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the by-laws (as either may be amended and/or restated from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer of the

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Corporation governed by the internal affairs doctrine, except as to each of (i) through (iv) above, for any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction; provided, that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state court sitting in the State of Delaware. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consents to the provisions of this Article ~~Thirteenth~~Twelfth (B).

~~FOURTEENTH~~THIRTEENTH: AMENDMENT. Notwithstanding anything contained in this Certificate of Incorporation to the contrary or any provision of law that might otherwise permit a lesser vote or no vote, ~~at any time when the Controlling Owners and their affiliates beneficially own, in the aggregate, less than a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors,~~ in addition to any vote required by applicable law or this Certificate of Incorporation, the following provisions in this Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 75% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: this Article ~~Fourteenth~~Thirteenth, Article Sixth, Article Seventh, Article Ninth, Article Tenth~~, Article Eleventh~~ and Article ~~Thirteenth~~Twelfth. For the purposes of this Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

* * *

IN WITNESS WHEREOF, this Certificate of Incorporation which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by a duly authorized officer on this ~~11~~[●] day of ~~December, 2013.~~[●], 2020.

~~ARAMARK Holdings Corporation~~Aramark

By:
Name: ~~Harold B. Dichter~~[●]
Title: ~~Assistant Secretary~~[●]

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ARAMARK 2400 MARKET STREET PHILADELPHIA, PA 19103	SCAN TO VIEW MATERIALS & VOTE

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ARAMARK
The Board of Directors recommends you vote FOR each of the director nominees listed below.

1. Election of Directors

Nominees:	For	Against	Abstain

1a. Susan M. Cameron	☐	☐	☐

1b. Greg Creed	☐	☐	☐

1c. Calvin Darden	☐	☐	☐

1d. Richard W. Dreiling	☐	☐	☐

1e. Irene M. Esteves	☐	☐	☐

1f. Daniel J. Heinrich	☐	☐	☐

1g. Paul C. Hilal	☐	☐	☐

1h. Karen M. King	☐	☐	☐

1i. Stephen I. Sadove	☐	☐	☐

1j. Arthur B. Winkleblack	☐	☐	☐

1k. John J. Zillmer	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.	For	Against	Abstain

2. To ratify the appointment of KPMG LLP as Aramark’s independent registered public accounting firm for the fiscal year ending October 2, 2020.	☐	☐	☐

3. To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.	☐	☐	☐

4. To approve Aramark’s Second Amended and Restated 2013 Stock Incentive Plan.	☐	☐	☐

5.    To approve Aramark’s Second Amended and Restated Certificate of Incorporation to permit the holders of at least fifteen percent (15%) of the Company’s outstanding shares of common stock to call a special meeting of shareholders for any purpose permissible under applicable law and to delete certain obsolete provisions.

	☐	☐	☐
	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to be held on January 29, 2020:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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E87764-P30955

Aramark

Annual Meeting of Shareholders

January 29, 2020, 10:00 AM EST

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) John J. Zillmer, Lauren A. Harrington, and Harold B. Dichter, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Aramark that the undersigned is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, Eastern Standard Time, on January 29, 2020, at The Rittenhouse Hotel, 210 W. Rittenhouse Square, Philadelphia, Pennsylvania 19103, and any adjournment or postponement thereof and further authorize(s) such proxies to vote in his/her discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side